     As filed with the Securities and Exchange Commission on May 11, 2001

                                           Registration No. 333-58856/811-07795

================================================================================

                    U.S. Securities and Exchange Commission
                             Washington, DC 20549

                                   FORM N-14

            REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

         Pre-Effective Amendment No. 1 Post-Effective Amendment No.___
                        (Check appropriate box or boxes)

                Exact Name of Registrant as Specified in Charter:
                            J.P. MORGAN SERIES TRUST

                         Area Code and Telephone Number:
                                 (800) 521-5411

                     Address of Principal Executive Offices:
                                522 Fifth Avenue
                               New York, NY 10036

                     Name and Address of Agent for Service:

                                 Sharon Weinberg
                                 522 Fifth Avenue
                                New York, NY 10036

                                   Copies to:

JOSEPH J. BERTINI, ESQ.        SARAH E. COGAN, ESQ.         JOHN E. BAUMGARDNER,
PETER B. ELDRIDGE, ESQ.        Simpson Thacher & Bartlett   JR., ESQ.
c/o J.P. Morgan Fleming Asset  425 Lexington Avenue         Sullivan & Cromwell
Management (USA) Inc.          New York, NY  10017-3954     125 Broad Street
522 Fifth Avenue                                            New York, NY  10004
New York, NY 10036

================================================================================

Approximate Date of Proposed Public Offering: As soon as practicable after the Registration Statement becomes effective under the Securities Act of 1933.

It is proposed that this filing will become effective on May 13, 2001 pursuant to Rule 488 under the Securities Act of 1933.

Calculation of Registration Fee under the Securities Act of 1933: No filing fee is required because an indefinite number of shares have previously been registered on Form N-1A (Registration No. 333-11125/811-07795) pursuant to Rule 24f-2 under the Investment Company Act of 1940, as amended. The Registrant's Form 24f-2 for the fiscal year ended April 30, 2000 was filed on August 1, 2000. Pursuant to Rule 429, this Registration Statement relates to the aforesaid Registration Statement on Form N-1A.

                 JPMORGAN CALIFORNIA INTERMEDIATE TAX FREE FUND
         (FORMERLY, CHASE VISTA CALIFORNIA INTERMEDIATE TAX FREE FUND),
                         A SERIES OF MUTUAL FUND TRUST
                                522 FIFTH AVENUE
                               NEW YORK, NY 10036
                                 (800) 348-4782


                                                                    May 13, 2001


Dear Shareholder:

    A special meeting of the shareholders of JPMorgan California Intermediate Tax Free Fund (formerly, Chase Vista California Intermediate Tax Free Fund) (the "Merging Fund"), a series of Mutual Fund Trust ("MFT"), will be held on July 3, 2001 at 9:00 a.m., Eastern time. Formal notice of the meeting appears after this letter, followed by materials regarding the meeting.


    As you may be aware, The Chase Manhattan Corporation, the former corporate parent of the Merging Fund's investment adviser, recently completed a merger with J.P. Morgan & Co. Incorporated to form J.P. Morgan Chase & Co. ("JPMC"). As a result of this merger, JPMC is seeking to reorganize parts of its investment management business and funds advised by its subsidiaries. At the special meeting (the "Meeting"), shareholders will be asked to consider and vote upon the proposed reorganization of the Merging Fund into J.P. Morgan California Bond Fund (the "Surviving Fund"), a series of J.P. Morgan Series Trust ("JPMS") (the "Reorganization"). After the Reorganization, shareholders will hold an interest in the Surviving Fund. The investment objective and policies of the Merging Fund generally are similar to those of the Surviving Fund. In connection with the Reorganization, the Surviving Fund will be renamed "JPMorgan California Bond Fund."


    After the proposed Reorganization, your investment will be in a larger combined fund with similar investment policies.

    At the Meeting, you will also be asked to consider and vote upon the election of Trustees of MFT.


    The investment adviser for the Merging Fund is J.P. Morgan Fleming Asset Management (USA) Inc. The investment adviser for the Surviving Fund is J.P. Morgan Investment Management Inc. ("JPMIM"). After the Reorganization, JPMIM, the same investment adviser that currently is responsible for the Surviving Fund, will make the day-to-day investment decisions for your portfolio.


    Please see the enclosed Combined Prospectus/Proxy Statement for detailed information regarding the proposed Reorganization and a comparison of the Merging Fund and MFT to the Surviving Fund and JPMS. The cost and expenses associated with the Reorganization, including costs of soliciting proxies, will be borne by JPMC and not by the Merging Fund, MFT, the Surviving Fund, JPMS or their shareholders.

    If approval of the Reorganization is obtained, you will automatically receive shares in the Surviving Fund.

    The Proposals have been carefully reviewed by the Board of Trustees of MFT, which has approved the Proposals.

    THE BOARD OF TRUSTEES OF MFT UNANIMOUSLY RECOMMENDS THAT YOU VOTE "FOR" EACH OF THE PROPOSALS.

    Following this letter is a list of commonly asked questions. If you have any additional questions on voting of proxies and/or the meeting agenda, please call us at 1-800-348-4782.


    A proxy card is enclosed for your use in the shareholder meeting. This card represents shares you held as of the record date, April 6, 2001. IT IS IMPORTANT THAT YOU COMPLETE, SIGN, AND RETURN YOUR PROXY CARD IN THE ENVELOPE PROVIDED OR CALL THE NUMBER PROVIDED ON THE PROXY CARD AS SOON AS POSSIBLE. This will ensure that your shares will be represented at the Meeting to be held on July 3, 2001.


    Please read the enclosed materials carefully. You may, of course, attend the meeting in person if you wish, in which case the proxy can be revoked by you at the Meeting.

                                                    Sincerely,

                                                    /s/ Fergus Reid

                                                   Fergus Reid
                                                   Chairman


    SPECIAL NOTE: Certain shareholders may receive a telephone call from our proxy solicitor, D.F. King & Co., Inc., or us to answer any questions you may have or to provide assistance in voting. Remember, your vote is important! Please sign, date and promptly mail your proxy card(s) in the return envelope provided or call the number provided on the proxy card in order to vote.

WHY IS THE REORGANIZATION BEING PROPOSED?


    The Reorganization is being proposed because each Fund's board believes it is in the best interests of its shareholders.


IF THE REORGANIZATION IS APPROVED, WHAT WILL HAPPEN?


    In connection with the Reorganization, the Merging Fund will transfer all of its assets and liabilities to the Surviving Fund and will receive, in exchange, shares of the Surviving Fund. The Merging Fund will then be liquidated and those shares of the Surviving Fund will be distributed to shareholders. After the Reorganization, you will own shares in the Surviving Fund rather than the Merging Fund.


WHAT WILL BE THE EFFECT ON THE INVESTMENT STRATEGIES ASSOCIATED WITH MY INVESTMENT IF THE PROPOSED CHANGES ARE APPROVED?

    The Surviving Fund generally has similar investment objectives and policies to those of the Merging Fund. The principal differences are as follows:

                       SURVIVING FUND                                                        MERGING FUND
-  Investment objective is to provide high after-tax total           -  Investment objective is to seek to provide current income
   return for California residents consistent with moderate             which is exempt from federal and California personal
   risk of capital.                                                     income taxes.
-  Invests primarily in California municipal securities that         -  Normally invests at least 80% of its assets in California
   it believes have the potential to provide high current               municipal securities and other securities which generate
   income which is free from federal and state personal                 interest that is exempt from federal, California and
   income taxes for California residents, but also may                  local income taxes, and from federal alternative minimum
   invest to a limited extent in securities of other states             tax on individuals. Under normal market conditions, can
   or territories and in taxable securities.                            invest up to 20% of its total assets in securities that
                                                                        pay dividends subject to federal and California personal
                                                                        income tax or the federal alternative minimum tax on
                                                                        individuals.
-  At least 90% of its assets must be invested in securities         -  Invests in securities that are rated investment grade or
   that, at the time of securities purchase, are rated                  higher or unrated securities of comparable quality.
   investment grade (BBB/Baa or better) or are the unrated
   equivalent. No more than 10% of assets may be invested in
   securities rated B or BB.

    The Reorganization is not intended to have any immediate significant impact on the investment strategy implemented in respect of your investment. However, because, unlike the Merging Fund, the Surviving Fund may invest in non-investment grade bonds, or junk bonds, some risks associated with your investment may increase.

HOW WILL THE FEES AND EXPENSES ASSOCIATED WITH MY INVESTMENT BE AFFECTED?


    As a result of the Reorganization, the contractual (or pre-waiver) and actual (or post-waiver) total expense ratios are expected to be the same or less for your shares in the Surviving Fund than they are for your shares in the Merging Fund. If an increase does occur, Morgan Guaranty Trust Company of New York ("Morgan"), the Surviving Fund's administrator, has contractually agreed to waive fees payable to it and reimburse expenses so that the actual total operating expenses will remain the same for at least ONE YEAR after the Reorganization.


WILL THERE BE ANY CHANGE IN WHO MANAGES MY INVESTMENT?

    Yes. JPMIM, the investment adviser that currently manages the assets of the Surviving Fund, will continue to manage that fund after the Reorganization.

WHO WILL PAY FOR THE REORGANIZATION?

    The cost and expenses associated with the Reorganization, including costs of soliciting proxies, will be borne by JPMC and not by either the Merging Fund or the Surviving Fund (or shareholders of either fund).

WHAT IF I DO NOT VOTE OR VOTE AGAINST THE REORGANIZATION, YET APPROVAL OF THE REORGANIZATION IS OBTAINED?

    You will automatically receive shares in the Surviving Fund.

WHY AM I BEING ASKED TO VOTE ON THE ELECTION OF TRUSTEES FOR MFT IF AFTER THE REORGANIZATION I WILL OWN SHARES IN THE SURVIVING FUND, A SERIES OF JPMS?


    Even if the Reorganization is approved, other mutual funds that are series of MFT will continue to exist and operate. All shareholders of any series of MFT as of the record date (April 6, 2001) are required to be given a vote on the proposal regarding Trustees. Because as of the record date you were still a shareholder in MFT, you are entitled to vote on this proposal. Shareholders of JPMS are being asked to approve the same Trustees that are proposed for MFT.


AS A HOLDER OF SHARES OF THE MERGING FUND, WHAT DO I NEED TO DO?

    Please read the enclosed Combined Prospectus/Proxy Statement and vote. Your vote is important! Accordingly, please sign, date and mail the proxy card(s) promptly in the enclosed return envelope as soon as possible after reviewing the enclosed Combined Prospectus/Proxy Statement.

MAY I ATTEND THE MEETING IN PERSON?

    Yes, you may attend the Meeting in person. If you complete a proxy card and subsequently attend the Meeting, your proxy can be revoked. Therefore, to ensure that your vote is counted, we strongly urge you to mail us your signed, dated and completed proxy card(s) even if you plan to attend the Meeting.

                 JPMORGAN CALIFORNIA INTERMEDIATE TAX FREE FUND
         (FORMERLY, CHASE VISTA CALIFORNIA INTERMEDIATE TAX FREE FUND),
                         A SERIES OF MUTUAL FUND TRUST
                                522 FIFTH AVENUE
                               NEW YORK, NY 10036
                                 (800) 348-4782


                   NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                           TO BE HELD ON JULY 3, 2001

To the Shareholders of JPMorgan California Intermediate Tax Free Fund (formerly, Chase Vista California Intermediate Tax Free Fund):


NOTICE IS HEREBY GIVEN THAT a Special Meeting (the "Meeting") of the shareholders ("Shareholders") of JPMorgan California Intermediate Tax Free Fund (formerly, Chase Vista California Intermediate Tax Free Fund) (the "Merging Fund"), a series of Mutual Fund Trust ("MFT"), will be held at the offices of J.P. Morgan Chase & Co., 1211 Avenue of the Americas, 41st Floor, New York, NY, on July 3, 2001 at 9:00 a.m. (Eastern time), for the following purposes:


 ITEM 1. To consider and act upon a proposal to approve an Agreement and Plan of Reorganization (the "Reorganization Plan") by and among MFT, on behalf of the Merging Fund, J.P. Morgan Series Trust ("JPMS"), on behalf of J.P. Morgan California Bond Fund (the "Surviving Fund"), and J.P. Morgan Chase & Co. and the transactions contemplated thereby, including (a) the transfer of all of the assets and liabilities of the Merging Fund to the Surviving Fund in exchange for Class A shares of the Surviving Fund ("Surviving Fund Shares") and (b) the distribution of such Surviving Fund Shares to the Shareholders of the Merging Fund in connection with the liquidation of the Merging Fund.


 ITEM 2. To elect eight Trustees to serve as members of the Board of Trustees of MFT.



 ITEM 3. To transact such other business as may properly come before the Meeting or any adjournment(s) thereof.


    YOUR FUND TRUSTEES UNANIMOUSLY RECOMMEND THAT YOU VOTE IN FAVOR OF ITEMS 1 AND 2.


    Each proposal is described in the attached Combined Prospectus/Proxy Statement. Attached as Appendix A to the Combined Prospectus/Proxy Statement is a copy of the Reorganization Plan.



    Shareholders of record as of the close of business on April 6, 2001 are entitled to notice of, and to vote at, the Special Meeting or any adjournment(s) thereof. The Meeting will be a joint meeting with the meetings of all series of MFT, which meetings are being called for purposes of considering proposals 1 and 2 above and certain other proposals not applicable to you.


   SHAREHOLDERS ARE REQUESTED TO EXECUTE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE THE ACCOMPANYING PROXY CARD WHICH IS BEING SOLICITED BY THE BOARD OF TRUSTEES OF MFT. THIS IS IMPORTANT TO ENSURE A QUORUM AT THE SPECIAL MEETING. PROXIES MAY BE REVOKED AT ANY TIME BEFORE THEY ARE EXERCISED BY SUBMITTING TO THE MERGING FUND A WRITTEN NOTICE OF REVOCATION OR A SUBSEQUENTLY EXECUTED PROXY OR BY ATTENDING THE SPECIAL MEETING AND VOTING IN PERSON.

                                               /s/ Lisa M. Hurley
                                                    Lisa Hurley
                                                    Secretary


    May 13, 2001

                      COMBINED PROSPECTUS/PROXY STATEMENT
                               DATED MAY 13, 2001



                  ACQUISITION OF THE ASSETS AND LIABILITIES OF
                 JPMORGAN CALIFORNIA INTERMEDIATE TAX FREE FUND
         (FORMERLY, CHASE VISTA CALIFORNIA INTERMEDIATE TAX FREE FUND),
                         A SERIES OF MUTUAL FUND TRUST
                                522 FIFTH AVENUE
                               NEW YORK, NY 10036
                                 (800) 348-4782



                    BY AND IN EXCHANGE FOR CLASS A SHARES OF
                       J.P. MORGAN CALIFORNIA BOND FUND,
                      A SERIES OF J.P. MORGAN SERIES TRUST
                                522 FIFTH AVENUE
                               NEW YORK, NY 10036
                                 (800) 521-5411



    This Combined Prospectus/Proxy Statement relates to the proposed reorganization of JPMorgan California Intermediate Tax Free Fund (formerly, Chase Vista California Intermediate Tax Free Fund) (the "Merging Fund"), a series of Mutual Fund Trust ("MFT"), into J.P. Morgan California Bond Fund (the "Surviving Fund"), a series of J.P. Morgan Series Trust ("JPMS"). If approved by shareholders of the Merging Fund, the proposed reorganization will be effected by transferring all of the assets and liabilities of the Merging Fund to the Surviving Fund, which has generally similar investment objectives and policies to those of the Merging Fund, in exchange for shares of the Surviving Fund (the "Reorganization"). Therefore, as a result of the proposed Reorganization, current shareholders of the Merging Fund (the "Merging Fund Shareholders") will become shareholders of the Surviving Fund ("Surviving Fund Shareholders"). MFT and JPMS are both open-end management investment companies offering shares in several portfolios. In connection with the Reorganization, the Surviving Fund will be renamed "JPMorgan California Bond Fund."


    Under the proposed Reorganization, each Merging Fund Shareholder will receive shares (the "Surviving Fund Shares") of the Surviving Fund with a value equal to such Merging Fund Shareholder's holdings in the Merging Fund. Merging Fund Shareholders will not pay a sales charge on Surviving Fund Shares received in the Reorganization. In connection with the Reorganization, the Surviving Fund will offer Class A, Select Class and Institutional Class shares. Holders of Class A shares of the Merging Fund will receive Class A shares (the "Class A Shares") of the Surviving Fund.

    At the Meeting, you also will be asked to consider and vote upon the election of Trustees of MFT.

    The terms and conditions of these transactions are more fully described in this Combined Prospectus/ Proxy Statement and in the Agreement and Plan of Reorganization (the "Reorganization Plan") among MFT, on behalf of the Merging Fund, JPMS, on behalf of the Surviving Fund, and J.P. Morgan Chase & Co. attached to this Combined Prospectus/Proxy Statement as Appendix A.


    The Board of Trustees for MFT is soliciting proxies in connection with a Special Meeting (the "Meeting") of Shareholders to be held on July 3, 2001 at 9:00 a.m., Eastern time, at the offices of J.P. Morgan Chase & Co., 1211 Avenue of the Americas, 41st floor New York, NY, at which meeting shareholders in the Merging Fund will be asked to consider and approve the proposed Reorganization Plan, certain transactions contemplated by the Reorganization Plan and certain other proposals. This Combined Prospectus/Proxy Statement constitutes the proxy statement of the Merging Fund for the meeting of its Shareholders and also constitutes JPMS's prospectus for Surviving Fund Shares that have been registered with the Securities and Exchange Commission (the "Commission") and are to be issued in connection with the Reorganization.



    This Combined Prospectus/Proxy Statement, which should be retained for future reference, sets forth concisely the information about MFT and JPMS that an investor should know before voting on the proposals. The current Prospectus, Statement of Additional Information, Annual Report and Semi-Annual Reports of the Merging Fund and the preliminary Prospectus and Statement of Additional Information and current Annual Report and Semi-Annual Report of the Surviving Fund are incorporated herein by reference, and the preliminary Prospectus, and current Annual Report and Semi-Annual Report for the Surviving Fund are enclosed with this Combined Prospectus/Proxy Statement. A Statement of Additional Information relating to this Combined Prospectus/Proxy Statement dated May 13, 2001 containing additional information about MFT and JPMS has been filed with the Commission and is incorporated by reference into this Combined Prospectus/Proxy Statement. A copy of the Statement of Additional Information, as well as the Prospectus, Statement of Additional Information, Annual Report of the Merging Fund may be obtained without charge by writing to MFT at its address noted above or by calling 1-800-348-4782.



    This Combined Prospectus/Proxy Statement is expected to first be sent to shareholders on or about May 13, 2001.


    THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS COMBINED PROSPECTUS/PROXY STATEMENT. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

    NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS OTHER THAN THOSE CONTAINED IN THIS COMBINED PROSPECTUS/PROXY STATEMENT AND IN THE MATERIALS EXPRESSLY INCORPORATED HEREIN BY REFERENCE AND, IF GIVEN OR MADE, SUCH OTHER INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY MFT OR JPMS.

    INVESTMENTS IN THE SURVIVING FUND ARE SUBJECT TO RISK--INCLUDING THE POSSIBLE LOSS OF PRINCIPAL. NO SHARES IN THE SURVIVING FUND ARE BANK DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK AND ARE NOT FEDERALLY INSURED BY, OBLIGATIONS OF, OR OTHERWISE SUPPORTED BY THE U.S. GOVERNMENT, THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER AGENCY.

                               TABLE OF CONTENTS


                                                    Page
                                                    -----
INTRODUCTION......................................     1
PROPOSAL 1: REORGANIZATION PLAN...................     1
SUMMARY...........................................     1
COMPARATIVE FEE AND EXPENSE TABLES................     4
RISK FACTORS......................................     5
INFORMATION RELATING TO THE PROPOSED
 REORGANIZATION...................................     6
INVESTMENT POLICIES...............................     9
PURCHASES, REDEMPTIONS AND EXCHANGES..............    13
DISTRIBUTIONS AND TAXES...........................    16
COMPARISON OF THE MERGING FUND'S AND THE SURVIVING
 FUND'S ORGANIZATION STRUCTURE....................    16
INFORMATION RELATING TO THE ADVISORY CONTRACTS AND
 OTHER SERVICES...................................    18
PROPOSAL 2: ELECTION OF TRUSTEES..................    20
INFORMATION RELATING TO VOTING MATTERS............    23
ADDITIONAL INFORMATION ABOUT MFT..................    26
ADDITIONAL INFORMATION ABOUT JPMS.................    26
FINANCIAL STATEMENTS AND EXPERTS..................    26
OTHER BUSINESS....................................    26
LITIGATION........................................    26
SHAREHOLDER INQUIRIES.............................    26
APPENDIX A--AGREEMENT AND PLAN OF
  REORGANIZATION..................................   A-1

                                  INTRODUCTION

GENERAL


    This Combined Prospectus/Proxy Statement is being furnished to the shareholders of the Merging Fund, an open-end management investment company, in connection with the solicitation by the Board of Trustees of MFT of proxies to be used at a Special Meeting of Shareholders of the Merging Fund to be held on July 3, 2001 at 9:00 a.m., Eastern time, at the offices of J.P. Morgan Chase & Co., 1211 Avenue of the Americas, 41st Floor, New York, New York (together with any adjournments thereof, the "Meeting"). The Meeting will be a joint meeting with the meetings of all series of MFT, which meetings are being called for purposes of considering proposals 1 and 2 above and certain other proposals not applicable to you. It is expected that the mailing of this Combined Prospectus/Proxy Statement will be made on or about May 13, 2001.


                                  PROPOSAL 1:
                              REORGANIZATION PLAN


    At the Meeting, Merging Fund Shareholders will consider and vote upon the Agreement and Plan of Reorganization (the "Reorganization Plan") dated May 11, 2001 among MFT, on behalf of the Merging Fund, JPMS, on behalf of the Surviving Fund (the Merging Fund and the Surviving Fund are collectively defined as the "Funds"), and J.P. Morgan Chase & Co. ("JPMC") pursuant to which all of the assets and liabilities of the Merging Fund will be transferred to the Surviving Fund in exchange for Surviving Fund Shares. As a result of the Reorganization, Merging Fund Shareholders will become shareholders of the Surviving Fund and will receive Surviving Fund Shares equal in value to their holdings in the Merging Fund on the date of the Reorganization. Further information relating to the Surviving Fund is set forth herein, and the Surviving Fund's preliminary Prospectus and current Annual and Semi-Annual Reports are enclosed with this Combined Prospectus/Proxy Statement.



    THE MFT BOARD UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE "FOR"
PROPOSAL 1.


VOTE REQUIRED


    Approval of the Reorganization Plan by the Merging Fund requires the affirmative vote of the lesser of (i) 67% or more of the shares of the Merging Fund present at the joint meeting if the holders of more than 50% of the outstanding shares of the Merging Fund are present or represented by proxy and
(ii) more than 50% of all outstanding shares of the Merging Fund. If the Reorganization Plan is not approved by the Merging Fund Shareholders, the MFT Board will consider other appropriate courses of action.


                                    SUMMARY


    The following is a summary of certain information relating to the proposed Reorganization, the parties thereto and the transactions contemplated thereby, and is qualified by reference to the more complete information contained elsewhere in this Combined Prospectus/Proxy Statement, the Prospectus, Statement of Additional Information, Semi-Annual Report and Annual Report of the Merging Fund, the preliminary Prospectus and Statement of Additional Information and current Annual Report and Semi-Annual Report of the Surviving Fund and the Reorganization Plan attached to this Combined Prospectus/Proxy Statement as Appendix A.


PROPOSED REORGANIZATION

    Pursuant to the proposed Reorganization Plan, the Merging Fund will transfer all of its assets and liabilities to the Surviving Fund in exchange for shares of the Surviving Fund.


    Under the proposed Reorganization, each Merging Fund Shareholder will receive a number of Surviving Fund Shares with an aggregate net asset value equal on the date of the exchange to the aggregate net asset value of such shareholder's Merging Fund Shares on such date. Holders of Class A Shares of the Merging Fund will receive Class A Shares of the Surviving Fund. Therefore, following the proposed Reorganization, Merging Fund Shareholders will be Surviving Fund Shareholders. See "Information Relating to the Proposed Reorganization."


    The Surviving Fund has investment objectives, policies and restrictions generally similar to the Merging Fund. In addition, following the Reorganization the Surviving Fund will have similar purchase, redemption and dividend policies as the Merging Fund.

    Based upon their evaluation of the relevant information presented to them, including an analysis of the operation of the Surviving Fund both before and after the Reorganization, the terms of the Reorganization Plan, the opportunity to combine the two Funds with generally similar investment objectives and policies, and the fact that the Reorganization will be tax-free, and in light of their fiduciary duties under federal and state law, the MFT Board and the JPMS Board, including a majority of each Board's members who are not "interested persons" within the meaning of the Investment Company Act of 1940, as amended (the "1940 Act"), have each determined that the proposed Reorganization is in the best interests of its respective Fund and shareholders and that the interests of such shareholders will not be diluted as a result of such Reorganization.


REASONS FOR THE REORGANIZATION


    The Reorganization is being proposed because each Fund's board believes it is in the best interests of its shareholders.


FEDERAL INCOME TAX CONSEQUENCES

    Simpson Thacher & Bartlett will issue an opinion (based on certain assumptions) as of the effective time of the Reorganization to the effect that the transaction will not give rise to the recognition of income, gain or loss for federal income tax purposes to the Merging Fund, the Surviving Fund or the shareholders of the Merging Fund. A shareholder's holding period and tax basis of Surviving Fund Shares received by a Shareholder of the Merging Fund will be the same as the holding period and tax basis of such shareholder's shares of the Merging Fund. In addition, the holding period and tax basis of those assets owned by the Merging Fund and transferred to the Surviving Fund will be identical for the Surviving Fund. See "Information Relating to the Proposed Reorganization--Federal Income Tax Consequences."

INVESTMENT ADVISERS


    The investment adviser for the Merging Fund is J.P. Morgan Fleming Asset Management (USA) Inc. ("JPMFAM"). The investment adviser for the Surviving Fund is J.P. Morgan Investment Management Inc. ("JPMIM"). JPMFAM and JPMIM are each wholly-owned subsidiaries of JPMC. JPMIM will continue to serve as investment adviser for the Surviving Fund following the Reorganization.


INVESTMENT OBJECTIVES AND POLICIES

    The investment objective of the Surviving Fund is to provide high after-tax total return for California residents consistent with moderate risk of capital. THE MERGING FUND SEEKS TO PROVIDE CURRENT INCOME WHICH IS EXEMPT FROM FEDERAL AND CALIFORNIA PERSONAL INCOME TAXES. See "Risk Factors" and "Investment Policies."

    The investment policies of the Surviving Fund generally are similar to those of the Merging Fund. However, there are certain important differences. Under normal circumstances, the Surviving Fund invests at least 65% of its total assets in California municipal securities (securities issued by the State of California, its political subdivisions, authorities and corporations) that it believes have the potential to provide high current income which is free from federal and state personal income taxes for California residents. Because the Surviving Fund's goal is high after-tax total return rather than high tax-exempt income, the Surviving Fund may invest to a limited extent in securities of other states or territories. The Surviving Fund may also invest in taxable securities. AS A FUNDAMENTAL POLICY, THE MERGING FUND NORMALLY INVESTS AT LEAST 80% OF ITS ASSETS IN CALIFORNIA MUNICIPAL SECURITIES AND OTHER SECURITIES WHICH GENERATE INTEREST THAT IS EXEMPT FROM FEDERAL, CALIFORNIA AND LOCAL INCOME TAXES, AND FROM FEDERAL ALTERNATIVE MINIMUM TAX ON INDIVIDUALS. UNDER NORMAL MARKET CONDITIONS, THE MERGING FUND RESERVES THE RIGHT TO INVEST UP TO 20% OF ITS TOTAL ASSETS IN SECURITIES THAT PAY DIVIDENDS SUBJECT TO FEDERAL AND CALIFORNIA PERSONAL INCOME TAX OR THE FEDERAL ALTERNATIVE MINIMUM TAX ON INDIVIDUALS.

    At least 90% of assets of the Surviving Fund must be invested in securities that, at the time of purchase, are rated investment grade (BBB/Baa or better) or are the unrated equivalent. No more than 10% of assets of the Surviving Fund may be invested in securities rated B or BB. THE MERGING FUND INVESTS IN SECURITIES THAT ARE RATED INVESTMENT GRADE OR HIGHER OR UNRATED SECURITIES OF COMPARABLE QUALITY.

    The Surviving Fund may invest in securities of any maturity, but under normal market conditions the Surviving Fund's duration will generally range between three and 10 years. THE MERGING FUND'S PORTFOLIO HAS AN AVERAGE MATURITY OF 10 YEARS OR LESS.

PRINCIPAL RISKS OF INVESTING IN THE SURVIVING FUND

    The principal risk factors associated with an investment in the Surviving Fund are those typically associated with investing in a managed portfolio of debt securities. In particular, the value of shares of the

Surviving Fund will be influenced by the performance of the securities selected for its portfolio. In addition, the value of fixed-income securities tends to fall when prevailing interest rates rise. This drop in value could be worse if a fund is investing in debt securities with longer maturities.

    Because the Surviving Fund primarily invests in issuers in the State of California, its performance will be affected by the fiscal and economic health of that state and its municipalities. The Surviving Fund is non-diversified and may invest more than 5% of assets in a single issuer, which could further concentrate its risks. To the extent that the Surviving Fund seeks higher returns by investing in non-investment grade bonds, often called junk bonds, it takes on additional risks, because these bonds are more sensitive to economic news, tend to be less liquid and their issuers have a less secure financial condition resulting in a higher risk of default. THE MERGING FUND DOES NOT INVEST IN JUNK BONDS. See "Risk Factors."

CERTAIN ARRANGEMENTS WITH SERVICE PROVIDERS

ADVISORY SERVICES

    The investment adviser for the Surviving Fund is JPMIM. JPMIM oversees the asset management of the Surviving Fund. As compensation for its services, JPMIM receives a management fee indirectly from the Surviving Fund at an annual rate of 0.30% of average daily net assets. Following the Reorganization, JPMIM will manage the Surviving Fund's assets and will receive a fee at an annual rate of 0.30% of average daily net assets.

OTHER SERVICES


    J.P. Morgan Fund Distributors, Inc. (the "Distributor") is the distributor for the Surviving Fund. Morgan Guaranty Trust Company of New York ("Morgan") currently serves as administrator and shareholder servicing agent and an affiliate of the Distributor currently serves as sub-administrator. It is anticipated that subsequent to the consummation of the Reorganization, Morgan will merge with Chase Manhattan Bank ("Chase"), which will become the Surviving Fund's administrator and shareholder servicing agent. The Bank of New York ("BONY") currently serves as fund accountant and custodian, and DST Systems, Inc. ("DST") currently serves as transfer agent and dividend disbursing agent for the Surviving Fund. It is anticipated that subsequent to the consummation of the Reorganization, Chase will become the Surviving Fund's fund accountant and custodian. PricewaterhouseCoopers LLP serves as the Surviving Fund's independent accountants.


ADMINISTRATOR


    In connection with the Reorganization, the administration fee paid to Morgan by the Surviving Fund will be increased to 0.15% of average daily net assets for complex wide non-money market fund assets up to $25 billion and 0.075% on assets in excess of $25 billion (currently such assets are less than $25 billion).


ORGANIZATION


    Each of MFT and JPMS is organized as a Massachusetts business trust. The Merging Fund is organized as a series of MFT, and the Surviving Fund is organized as a series of JPMS.


PURCHASES, REDEMPTIONS AND EXCHANGES

    After the Reorganization, the procedures for making purchases, redemptions and exchanges of shares of the Surviving Fund will be similar to those with respect to shares of the Merging Fund, as described in this Combined Prospectus/Proxy Statement and the Surviving Fund's Prospectus and Statement of Additional Information.

                       COMPARATIVE FEE AND EXPENSE TABLES


    The table below shows (i) information regarding the fees and expenses paid by the Merging Fund for the most recent fiscal year that reflect the current expense arrangements; and (ii) estimated fees and expenses on a pro forma basis for the Surviving Fund after giving effect to the Reorganization. Under the Reorganization, holders of Class A Shares of the Merging Fund will receive Class A Shares of the Surviving Fund. SHAREHOLDERS WILL NOT PAY A SALES LOAD ON SURVIVING FUND SHARES RECEIVED IN THE REORGANIZATION. The Surviving Fund currently has two classes of shares: Select Class Shares and Institutional Class Shares (which will not be distributed to Merging Fund shareholders as a result of the Reorganization and, therefore, no information on these classes is shown in the table below). In connection with the Reorganization, Class A Shares will be introduced.



    The table indicates that both contractual (pre-waiver) and actual (post-waiver) total expense ratios for current shareholders of the Merging Fund are anticipated to be less or stay the same following the Reorganization. In addition, Morgan, the Surviving Fund's administrator, has contractually agreed to waive certain fees and/or reimburse certain expenses to ensure that actual total operating expenses do not increase for one year after the Reorganization.



                                                    THE MERGING FUND
                                                    ----------------
SHAREHOLDER FEES
  (FEES PAID DIRECTLY FROM YOUR INVESTMENT)
  Maximum Sales Charge (Load)
  When You Buy Shares, Shown As %
  Of The Offering Price*                                  4.50%
  Maximum Deferred Sales Charge (Load)
  Shown As Lower Of
  Original Purchase Price Or Redemption Proceeds       None
ANNUAL FUND OPERATING EXPENSES
  (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)
Management Fees                                           0.30%
Distribution (12b-1) Fees                                 0.25%
Other Expenses                                            1.00%
                                                         -----
Total Annual Fund Operating Expenses (A)                  1.55%
                                                         =====


---------------------


  *  Assumes sales charge is deducted when Shares are purchased

(A) For the Merging Fund, the actual management fees are currently expected to be 0.00%, actual Distribution Fees are expected to be 0.00%, actual Other
     Expenses are expected to be 0.60% and Total Annual Fund Operating Expenses are not expected to exceed 0.60%. That is because JPMFAM, and some of the Merging Fund's other service providers have volunteered not to collect a portion of their fees and to reimburse others. JPMFAM and these other service providers may terminate this arrangement at any time.

                                                    THE SURVIVING FUND
                                                    ------------------
                                                      PRO FORMA WITH
                                                      REORGANIZATION
                                                    ------------------
                                                      CLASS A SHARES
                                                    ------------------
SHAREHOLDER FEES
  (FEES PAID DIRECTLY FROM YOUR INVESTMENT)
  Maximum Sales Charge (Load)
  When You Buy Shares, Shown As %
  Of The Offering Price *                                     4.50%
  Maximum Deferred Sales Charge (Load)
  Shown As Lower Of Original
  Purchase Price Or Redemption Proceeds                  None
ANNUAL FUND OPERATING EXPENSES
  (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)
Management Fees                                               0.30%
Distribution (12b-1) Fees                                     0.25%
Other Expenses                                                0.67%
                                                       -----------
Total Annual Fund Operating Expenses                          1.22%
Fee Waivers and Expense Reimbursements (a)                    0.62%
                                                       -----------
Net Expenses                                                  0.60%
                                                       ===========

---------------------


  *  Assumes sales charge is deducted when shares are purchased.

(a) Reflects an agreement by Morgan, an affiliate of JPMC, to reimburse the Surviving Fund to the extent operating expenses (which exclude interest, taxes, extraordinary expenses and expenses related to the deferred compensation plan) exceed 0.60% of average daily net assets with respect to Class A Shares for one year after the Reorganization.


    The table does not reflect charges or credits which investors might incur if they invest through a financial institution.

    EXAMPLE: This example helps investors compare the cost of investing in the Funds with the cost of investing in other mutual funds. The example assumes:

    - you invest $10,000;

    - you sell all of your shares at the end of each period;

    - your investment has a 5% return each year; and


    - you pay net expenses for one year after the Reorganization and total annual operating expenses thereafter as indicated in the table above.


    Although actual costs may be higher or lower, based upon these assumptions your costs would be:


                                1 YEAR  3 YEARS  5 YEARS  10 YEARS
                                ------  -------  -------  --------
THE MERGING FUND
      Class A Shares             $601    $917    $1,257    $2,212
PRO FORMA THE SURVIVING FUND
  WITH REORGANIZATION
      Class A Shares              509     761     1,033     1,808


                                  RISK FACTORS

    The following discussion highlights the principal risk factors associated with an investment in the Surviving Fund. The Surviving Fund generally has investment policies and investment restrictions generally similar to those of the Merging Fund. Therefore, there should be similarities between the risk factors associated with the Surviving Fund and the Merging Fund. This discussion is qualified in its entirety by the more extensive discussion of risk factors set forth in the Prospectus and Statement of Additional Information of the Surviving Fund, which are incorporated herein by reference.

    All mutual funds carry a certain amount of risk. You may lose money on your investment in the Surviving Fund. The Surviving Fund may not achieve its objective if JPMIM's expectations regarding particular securities or markets are not met. In addition, the Surviving Fund's share price, yield and total return will vary in response to changes in interest rates and bond market movements. The value of most bonds will fall when interest rates rise, and the longer a bond's maturity and the lower its credit quality, the more its value typically falls. How well the Fund's performance compares to that of similar fixed income funds will depend on the success of the investment process.

    The Surviving Fund is non-diversified, which means that a relatively high percentage of the Surviving Fund's assets may be invested in a limited number of issuers. Therefore, its performance may be more vulnerable to changes in the market value of a single issuer or a group of issuers. The default of an issuer would leave the Surviving Fund with unpaid interest or principal.

    Because the Surviving Fund primarily invests in issuers in the State of California, its performance will be affected by the fiscal and economic health of that state and its municipalities.

    To the extent that the Surviving Fund seeks higher returns by investing in non-investment-grade bonds (those rated BB/Ba or lower and often called "junk bonds"), it takes on additional risks. The Surviving Fund may invest up to 10% of its assets in securities rated B or BB. These bonds are more sensitive to economic news, their issuers have a less secure financial position and they have a higher risk of default, tend to be less liquid, and may be more difficult to value. THE MERGING FUND MAY NOT INVEST IN JUNK BONDS.

    The Surviving Fund may invest in asset-backed securities (securities representing an interest in, or secured by, a pool of mortgages or other assets such as receivables) and direct mortgages which could generate capital losses or periods of low yields if they are paid off substantially earlier or later than expected.

    Adverse market conditions may from time to time cause the Surviving Fund to take temporary defensive positions that are inconsistent with its principal investment strategies and may hinder the Surviving Fund from achieving its investment objective.

    The Surviving Fund may use derivatives to help manage duration, yield curve and market exposure, and credit and spread volatility. Derivatives such as futures, options, swaps and forward foreign currency contracts that are used for hedging the portfolio or specific securities may not fully offset the underlying positions and this could result in losses to the fund that would not have otherwise occurred. Derivatives used for risk management may not have the intended effects and may result in losses or missed opportunities. The counterparty to a derivatives contract could default. Certain types of derivatives involve costs that can reduce returns. Derivatives that involve leverage could magnify losses.

    The Surviving Fund may invest in illiquid securities. The Surviving Fund could have difficulty valuing these holdings precisely. The Surviving Fund could be unable to sell these securities at the time or price desired.

    The Surviving Fund may buy when-issued and delayed delivery securities.

    The Surviving Fund may use short-term trading to take advantage of attractive or unexpected opportunities or to meet demands generated by shareholder activity. Increased trading would raise the Surviving Fund's transaction costs. Increased short-term capital gains distributions would raise shareholders' income tax liability.

    The Surviving Fund may lend some of its portfolio securities in order to earn income. When the Surviving Fund lends a security, there is a risk that the loaned securities may not be returned if the borrower defaults. The collateral the Surviving Fund receives from the borrower will be subject to the risks of the securities in which it is invested.

    An investment in the Surviving Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. You could lose money if you sell when the Surviving Fund's share price is lower than when you invested.

              INFORMATION RELATING TO THE PROPOSED REORGANIZATION

GENERAL

    The terms and conditions under which the Reorganization may be consummated are set forth in the Reorganization Plan. Significant provisions of the Reorganization Plan are summarized below; however, this summary is qualified in its entirety by reference to the Reorganization Plan, a copy of which is attached as Appendix A to this Combined Prospectus/Proxy Statement and which is incorporated herein by reference.

DESCRIPTION OF THE REORGANIZATION PLAN

    The Reorganization Plan provides that at the Effective Time (as defined in the Reorganization Plan) of the Reorganization, the assets and liabilities of the Merging Fund will be transferred to and assumed by the Surviving Fund. In exchange for the transfer of the assets and the assumption of the liabilities of the Merging Fund, JPMS will issue at the Effective Time of the Reorganization full and fractional Class A Shares of the Surviving Fund equal in aggregate dollar value to the aggregate net asset value of full and fractional outstanding Class A Shares of the Merging Fund, as determined at the valuation time specified in the Reorganization Plan. The Reorganization Plan provides that the Merging Fund will declare a dividend or dividends prior to the Effective Time of the Reorganization which, together with all previous dividends, will have the effect of distributing to Merging Fund Shareholders all undistributed net investment income earned and net capital gain realized up to and including the Effective Time of the Reorganization.

    Following the transfer of assets to, and the assumption of the liabilities of the Merging Fund by, the Surviving Fund, the Merging Fund will distribute Surviving Fund Shares received by it to the Merging Fund Shareholders in liquidation of the Merging Fund. Each Merging Fund Shareholder at the Effective Time of the Reorganization will receive an amount of Class A Shares with a total net asset value equal to the net asset value of their Merging Fund Shares plus the right to receive any dividends or distributions which were declared before the Effective Time of the Reorganization but that remained unpaid at that time with respect to the shares of the Merging Fund.

    The Surviving Fund expects to maintain most of the portfolio investments of the Merging Fund in light of the similar investment policies of the Merging Fund and the Surviving Fund.

    After the Reorganization all of the issued and outstanding shares of the Merging Fund shall be canceled on the books of the Merging Fund and the stock transfer books of the Merging Fund will be permanently closed.


    The Reorganization is subject to a number of conditions, including without limitation: approval of the Reorganization Plan and the transactions contemplated thereby described in this Combined Prospectus/Proxy Statement by the Merging Fund Shareholders; the receipt of a legal opinion from Simpson Thacher & Bartlett with respect to certain tax issues, as more fully described in "Federal Income Tax Consequences" below; and the parties' performance in all material respects of their respective agreements and undertakings in the Reorganization Plan. Assuming satisfaction of the conditions in the Reorganization Plan, the Effective Time of the Reorganization will be on September 1, 2001 or such other date as is agreed to by the parties.


    The expenses of the Funds in connection with the Reorganization will be borne by JPMC.

    The Reorganization Plan and the Reorganization described herein may be abandoned at any time prior to the Effective Time of the Reorganization by either party if a material condition to the performance of such party under the Reorganization Plan or a material covenant of the other party is not fulfilled by the date specified in the Reorganization Plan or if there is a material default or material breach of the Reorganization Plan by the other party. In addition, either party may terminate the Reorganization Plan if its trustees determine that proceeding with the Reorganization Plan is not in the best interests of their Fund's shareholders.

BOARD CONSIDERATIONS


    The JPMS Board met on January 23 and 24 and on March 26 and 27, 2001 and the MFT Board met on February 22 and April 3, 2001, and each considered and discussed the proposed Reorganization. The Trustees of each Board discussed the advantages of reorganizing the Merging Fund into the Surviving Fund.



    The Board of each trust has determined that it is in the best interests of its respective Fund's shareholders to combine the Merging Fund with the Surviving Fund. This Reorganization is part of the general integration of the J.P. Morgan and former Chase Vista funds into a single mutual fund complex. In reaching the conclusion that the Reorganization is in the best interests of the Fund's shareholders, each Board considered a number of factors including, among others: the terms of the Reorganization Plan; a comparison of each Fund's historical and projected expense ratios; the comparative investment performance of the Merging Fund and the Surviving Fund; the anticipated effect of such Reorganization on the relevant Fund and its shareholders; the investment advisory services supplied by the Surviving Fund's investment adviser; the management and other fees payable by the Surviving Fund; the similarities and differences in the investment objectives and policies of the Merging Fund and the Surviving Fund; and the recommendations of the relevant Fund's current investment adviser with respect to the proposed Reorganization. In addition, the Surviving Fund's Board took into account that, notwithstanding the increase in the administration fee paid to

Morgan by the Surviving Fund, Morgan agreed to cap the total expenses as set forth in the expense table above and to institute a breakpoint in the administration fee from 0.15% of average daily net assets for complex wide non-money market fund assets up to $25 billion to 0.075% on assets in excess of $25 billion (currently such assets are less than $25 billion).



    Each Board also considered additional benefits expected to arise out of the integration of the J.P. Morgan and Chase Vista mutual fund complexes. Among these benefits, the Boards considered: (1) Surviving Fund shareholders would be able to exchange into a larger number and greater variety of funds; (2) the administrator's intent to enhance its ability effectively to monitor and oversee the quality of all Fund service providers, including the investment adviser, distributor, custodian and transfer agent; (3) the administrator's undertaking to waive fees or reimburse the Surviving Fund's expenses in order that the total expense ratio of each share class of the Merging Fund does not increase during the period specified in the expense table; (4) the fact that all costs and expenses of the Reorganization would be borne by JPMC; and (5) the fact that the Reorganization would constitute a tax-free reorganization.


    After considering the foregoing factors, together with such information as it believed to be relevant, and in light of its fiduciary duties under federal and state law, each Board determined that the proposed Reorganization is in the best interests of the applicable Fund and its shareholders, determined the interests of the shareholders would not be diluted as a result of the Reorganization, approved the Reorganization Plan and directed that the Reorganization Plan be submitted to the Merging Fund Shareholders for approval.

    THE MFT BOARD UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE "FOR" THE PROPOSAL.


    The MFT Board has not determined what action the Merging Fund will take in the event Shareholders do not approve the Reorganization Plan or for any reason the Reorganization is not consummated. In either such event, the Board will consider other appropriate courses of action.


FEDERAL INCOME TAX CONSEQUENCES

    Consummation of the Reorganization is subject to the condition that MFT receive an opinion from Simpson Thacher & Bartlett to the effect that for federal income tax purposes: (i) the transfer of all of the assets and liabilities of the Merging Fund to the Surviving Fund in exchange for the Surviving Fund Shares and the liquidating distributions to shareholders of the Surviving Fund Shares so received, as described in the Reorganization Plan, will constitute a reorganization within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended (the "Code"), and with respect to the Reorganization, the Merging Fund and the Surviving Fund will each be considered "a party to a reorganization" within the meaning of Section 368(b) of the Code;
(ii) no gain or loss will be recognized by the Merging Fund as a result of such transaction; (iii) no gain or loss will be recognized by the Surviving Fund as a result of such transaction; (iv) no gain or loss will be recognized by the Merging Fund Shareholders on the distribution to the Merging Fund Shareholders of the Surviving Fund Shares solely in exchange for their Merging Fund Shares;
(v) the aggregate basis of shares of the Surviving Fund received by a shareholder of the Merging Fund will be the same as the aggregate basis of such Merging Fund Shareholder's Merging Fund Shares immediately prior to the Reorganization; (vi) the basis of the Surviving Fund in the assets of the Merging Fund received pursuant to such transaction will be the same as the basis of such assets in the hands of the Merging Fund immediately before such transaction; (vii) a Merging Fund Shareholder's holding period for the Surviving Fund Shares will be determined by including the period for which such Merging Fund Shareholder held the Merging Fund Shares exchanged therefor, provided that the Merging Fund Shareholder held such Merging Fund Shares as a capital asset; and (viii) the Surviving Fund's holding period with respect to the assets received in the Reorganization will include the period for which such assets were held by the Merging Fund.

    MFT has not sought a tax ruling from the Internal Revenue Service (the "IRS"), but is acting in reliance upon the opinion of counsel discussed in the previous paragraph. That opinion is not binding on the IRS and does not preclude the IRS from adopting a contrary position. Shareholders should consult their own advisers concerning the potential tax consequences to them, including state and local income taxes.

CAPITALIZATION


    Because the Merging Fund will be combined with the Surviving Fund in the Reorganization, the total capitalization of the Surviving Fund after the Reorganization is expected to be greater than the current capitalization of the Merging Fund. The following table sets forth as of October 31, 2000: (i) the capitalization of the Merging Fund; (ii) the capitalization of the Surviving Fund; and (iii) the pro forma capitalization of the Surviving Fund as adjusted to give effect to the Reorganization. There is, of course, no assurance that the Reorganization will be consummated. Moreover, if consummated, the capitalizations of the Surviving Fund and the Merging Fund are likely to be different at the Effective Time of the Reorganization as a result of fluctuations in the value of portfolio securities of each Fund and daily share purchase and redemption activity in each Fund. The Surviving Fund currently has two classes of shares: Select Class Shares and Institutional Class Shares. In connection with the Reorganization, Class A Shares will be introduced.



                                 CAPITALIZATION
                    PRO FORMA COMBINED AFTER REORGANIZATION
                    JPMORGAN CALIFORNIA TAX FREE INCOME FUND
                 (AMOUNTS IN THOUSANDS, EXCEPT PER SHARE DATA)



                                       SHARES                 NET ASSET VALUE
                                     OUTSTANDING  NET ASSETS     PER SHARE
                                     -----------  ----------  ---------------
J.P. Morgan California Bond Fund
  Select Shares                         2,379      $ 24,960       $10.49
  Institutional Shares                 11,297       116,573        10.32
J.P. Morgan California Intermediate
  Tax Free Fund
  Class A(1)                            1,921        19,127         9.96
Pro Forma Surviving Fund Combined
  With Reorganization
  Class A                               1,854        19,127        10.32
  Select                                2,379        24,960        10.49
  Institutional                        11,297       116,573        10.32


-------------------


(1)  Formerly Chase Vista Intermediate Tax Free Fund


                              INVESTMENT POLICIES


    The following discussion summarizes some of the investment policies of the Surviving Fund. Except as noted below, the Merging Fund has generally similar investment policies to those of the Surviving Fund. This section is qualified in its entirety by the discussion in the preliminary Prospectus and Statement of Additional Information of the Surviving Fund, which are incorporated herein by reference.


OBJECTIVE

    The Surviving Fund's investment objective is to provide high after-tax total return for California residents consistent with moderate risk of capital. THE MERGING FUND SEEKS TO PROVIDE CURRENT INCOME WHICH IS EXEMPT FROM FEDERAL AND CALIFORNIA PERSONAL INCOME TAXES. Each Fund may change its objective without shareholder approval.

MAIN INVESTMENT STRATEGIES

    The Surviving Fund, under normal circumstances, invests at least 65% of its total assets in California municipal securities (securities issued by the State of California, its political subdivisions, authorities and corporations) that it believes have the potential to provide high current income which is free from federal and state personal income taxes for California residents. Because the Surviving Fund's goal is high after-tax total return rather than high tax-exempt income, the Surviving Fund may invest to a limited extent in securities of state and municipal issues outside of California. To the extent that the Surviving Fund invests in municipal securities of other states, the income from such securities would be free from federal personal income taxes for California residents but would be subject to California state personal income taxes. For non-California residents, the income from California municipal securities is free from federal personal income taxes only. A portion of the Surviving Fund's distributions from interest on California municipal securities and other municipal securities in which the Surviving Fund invests may under certain circumstances be subject to federal alternative minimum taxes. The Surviving Fund may also invest in taxable securities. AS A FUNDAMENTAL POLICY, THE MERGING FUND NORMALLY INVESTS AT LEAST 80% OF ITS ASSETS IN CALIFORNIA MUNICIPAL SECURITIES AND OTHER SECURITIES WHICH GENERATE INTEREST THAT IS EXEMPT FROM FEDERAL, CALIFORNIA AND LOCAL INCOME TAXES, AND FROM FEDERAL ALTERNATIVE MINIMUM TAX ON INDIVIDUALS. UNDER NORMAL MARKET CONDITIONS, THE MERGING FUND RESERVES THE RIGHT TO INVEST UP TO 20% OF ITS TOTAL ASSETS IN SECURITIES THAT PAY DIVIDENDS SUBJECT TO FEDERAL AND CALIFORNIA PERSONAL INCOME TAX OR THE FEDERAL ALTERNATIVE MINIMUM TAX ON INDIVIDUALS. TO TEMPORARILY DEFEND THE VALUE OF ITS ASSETS DURING UNUSUAL MARKET CONDITIONS, THE MERGING FUND MAY EXCEED THIS LIMIT. THE MERGING FUND

MAY INVEST UP TO 25% OF ITS TOTAL ASSETS IN MUNICIPAL SECURITIES BACKED BY LETTERS OF CREDIT OR GUARANTEES FROM U.S. AND FOREIGN BANKS AND OTHER FOREIGN INSTITUTIONS.

    At least 90% of assets of the Surviving Fund must be invested in securities that, at the time of purchase, are rated investment grade (BBB/Baa or better by Standard & Poor's Corporation, Moody's Investors Service, Inc. or the equivalent rating by another national rating organization) or are the unrated equivalent. No more than 10% of assets may be invested in securities rated B or BB. THE MERGING FUND INVESTS IN SECURITIES THAT ARE RATED INVESTMENT GRADE OR HIGHER OR UNRATED SECURITIES OF COMPARABLE QUALITY.

    The Surviving Fund may invest in securities of any maturity, but under normal market conditions the Surviving Fund's duration will generally range between three and 10 years, similar to that of the Lehman Brothers 1-16 Year Municipal Bond Index (currently 5.4 years). Duration measures the average time needed to receive the present value of all principal and interest payments with respect to securities in a fund's portfolio. THE MERGING FUND'S PORTFOLIO HAS AN AVERAGE MATURITY OF 10 YEARS OR LESS.

    Under normal circumstances the Surviving Fund plans to remain fully invested in bonds and other fixed income securities. The Surviving Fund seeks to limit risk and enhance total return or yields through careful management, sector allocation, individual securities selection, and duration management. During severe market downturns, the Surviving Fund has the option of investing up to 100% of assets in investment grade short-term securities. The Surviving Fund may invest directly in mortgages. JPMIM monitors interest rate trends, as well as geographic and demographic information related to mortgage-backed securities and mortgage prepayments.

    The Surviving Fund maintains its own policies for balancing credit quality against potential yields and gains in light of its investment goals. JPMIM develops its own ratings of unrated securities and makes a credit quality determination for unrated securities.

    JPMIM focuses its active management on those areas where it believes its commitment to research can most enhance returns and manage risks in a consistent way.

    The Surviving Fund uses derivatives, such as futures and options, for hedging and for risk management (i.e., to adjust duration or yield curve exposure); risk management may include management of its exposure relative to its benchmark. The Surviving Fund is permitted to enter into futures and options transactions; however, these transactions result in taxable gains or losses so it is expected that the Surviving Fund will utilize them infrequently. The Fund only establishes hedges that JPMIM expects will be highly correlated with underlying positions. While the Surviving Fund may use derivatives that incidentally involve leverage, it does not use them for the specific purpose of leveraging its portfolio.

    JPMIM maintains a list of approved borrowers for securities lending. The Surviving Fund receives collateral equal to at least 100% of the current value of securities loaned and the lending agents indemnify it against borrower default. JPMIM's collateral investment guidelines limit the quality and duration of collateral investment to minimize losses. Upon recall, the borrower must return the securities loaned within the normal settlement period. While both the Surviving Fund and the Merging Fund may engage in securities lending, neither generally does so.

    The Surviving Fund may not invest more than 15% of net assets in illiquid holdings. To maintain adequate liquidity to meet redemptions, the Surviving Fund may hold investment grade short-term securities (including repurchase agreements and reverse repurchase agreements) and, for temporary or extraordinary purposes, may borrow from banks up to 33 1/3% of the value of its total assets.

    The Surviving Fund may use short-term trading to take advantage of attractive or unexpected opportunities or to meet demands generated by shareholder activity.

INVESTMENT RESTRICTIONS

    The Surviving Fund and the Merging Fund have each adopted the following investment restrictions which may not be changed without approval by a "majority of the outstanding shares" of a Fund which means the vote of the lesser of (i) 67% or more of the shares of a Fund present at a meeting, if the holders of more than 50% of the outstanding shares of a Fund are present or represented by proxy, and (ii) more than 50% of the outstanding shares of a Fund.

                  SURVIVING FUND                                       MERGING FUND
--------------------------------------------------  --------------------------------------------------
The Surviving Fund may not purchase any security    The Merging Fund may not purchase the securities
which would cause it to concentrate its             of any issuer (other than securities issued or
investments in the securities of issuers primarily  guaranteed by the U.S. government or any of its
engaged in any particular industry except as        agencies or instrumentalities, or repurchase
permitted by the Commission.                        agreements secured thereby) if, as a result, more
                                                    than 25% of the Fund's total assets would be
                                                    invested in the securities of companies whose
                                                    principal business activities are in the same
                                                    industry. Notwithstanding the foregoing, (i) with
                                                    respect to the Fund's permissible futures and
                                                    options transactions in U.S. Government
                                                    securities, positions in options and futures shall
                                                    not be subject to this restriction; and (ii) more
                                                    than 25% of the Fund's assets may be invested in
                                                    municipal obligations secured by bank letters of
                                                    credit or guarantees. This restriction is not
                                                    applicable to investments in municipal obligations
                                                    where the issuer is regarded as a state, city,
                                                    municipality or other public authority since such
                                                    entities are not members of any "industry."

The Surviving Fund may not borrow money, except to  The Merging Fund may not borrow money, except for
the extent permitted by applicable law.             temporary or emergency purposes, or by engaging in
                                                    reverse repurchase transactions, in an amount not
                                                    exceeding 33% of the value of its total assets at
                                                    the time when the loan is made and may pledge,
                                                    mortgage or hypothecate no more than 1/3 of its
                                                    net assets to secure such borrowings. Any
                                                    borrowings representing more than 5% of the
                                                    Merging Fund's total assets must be repaid before
                                                    the Merging Fund may make additional investments.

The Surviving Fund may not purchase or sell         The Merging Fund may not purchase or sell physical
commodities or commodity contracts unless acquired  commodities unless acquired as a result of
as a result of ownership of securities or other     ownership of securities or other instruments but
instruments issued by persons that purchase or      this shall not prevent the Fund from
sell commodities or commodities contracts; but      (i) purchasing or selling options and futures
this shall not prevent the Surviving Fund from      contracts or from investing in securities or other
purchasing, selling and entering into financial     instruments backed by physical commodities or (ii)
futures contracts (including futures contracts on   engaging in forward purchases or sales of foreign
indices of securities, interest rates and           currencies or securities.
currencies), options on financial futures
contracts (including futures contracts on indices
of securities, interest rates and currencies),
warrants, swaps, forward contracts, foreign
currency spot and forward contracts or other
derivative instruments that are not related to
physical commodities.

                  SURVIVING FUND                                       MERGING FUND
--------------------------------------------------  --------------------------------------------------
The Surviving Fund may make loans to other          The Merging Fund may not make loans, except that
persons, in accordance with the Fund's investment   the Merging Fund may: (i) purchase and hold debt
objective and policies and to the extent permitted  instruments (including without limitation, bonds,
by applicable law.                                  notes, debentures or other obligations and
                                                    certificates of deposit, bankers' acceptances and
                                                    fixed time deposits) in accordance with its
                                                    investment objectives and policies; (ii) enter
                                                    into repurchase agreements with respect to
                                                    portfolio securities; and (iii) lend portfolio
                                                    securities with a value not in excess of one-third
                                                    of the value of its total assets.

    Neither Fund may issue senior securities, except as permitted under the 1940 Act or any rule, order or interpretation thereunder.

    Neither Fund may underwrite securities of other issuers, except to the extent that the Fund, in disposing of portfolio securities, may be deemed an underwriter within the meaning of the Securities Act of 1933, as amended.

    Neither Fund may purchase or sell real estate (including, for the Merging Fund, real estate limited partnerships), except that, to the extent permitted by applicable law, each Fund may (a) invest in securities or other instruments directly or indirectly secured by real estate, (b) invest in securities or other instruments issued by issuers that invest in real estate and (c) with respect to the Surviving Fund, make direct investments in mortgages.

    Notwithstanding any other investment policy or restriction, either Fund may seek to achieve its investment objective by investing all of its investable assets in another investment company having substantially the same investment objective and policies as such Fund.

   NON-FUNDAMENTAL INVESTMENT RESTRICTIONS. The investment restrictions described below are not fundamental policies of the Merging Fund and/or the Surviving Fund and may be changed by their respective Trustees.

                  SURVIVING FUND                                       MERGING FUND
--------------------------------------------------  --------------------------------------------------
The Surviving Fund may not acquire any illiquid     The Merging Fund may not invest more than 15% of
securities, such as repurchase agreements with      its net assets in illiquid securities.
more than seven days to maturity or fixed time
deposits with a duration of over seven calendar
days, if as a result thereof, more than 15% of the
market value of the Surviving Fund's net assets
would be in investments which are illiquid.

The Surviving Fund may not purchase securities on   The Merging Fund may not make short sales of
margin, make short sales of securities, or          securities, other than short sales "against the
maintain a short position, provided that this       box," or purchase securities on margin except for
restriction shall not be deemed to be applicable    short-term credits necessary for clearance of
to the purchase or sale of when-issued or delayed   portfolio transactions, provided that this
delivery securities, or to short sales that are     restriction will not be applied to limit the use
covered in accordance with Commission rules.        of options, futures contracts and related options,
                                                    in the manner otherwise permitted by the
                                                    investment restrictions, policies and investment
                                                    program of the Fund. The Merging Fund does not
                                                    have the current intention of making short sales
                                                    against the box.

                  SURVIVING FUND                                       MERGING FUND
--------------------------------------------------  --------------------------------------------------
The Surviving Fund may not acquire securities of    The Merging Fund may invest up to 5% of its total
other investment companies, except as permitted by  assets in the securities of any one investment
the 1940 Act or any order pursuant thereto.         company, but may not own more than 3% of the
                                                    securities of any one investment company or invest
                                                    more than 10% of its total assets in the
                                                    securities of other investment companies.

The Surviving Fund is not subject to a similar      The Merging Fund, with respect to 50% of its
non-fundamental restriction.                        assets, may not hold more than 10% of the
                                                    outstanding voting securities of any issuer.

The Surviving Fund is not subject to a similar      The Merging Fund may not purchase or sell
non-fundamental restriction.                        interests in oil, gas or mineral leases.

The Surviving Fund is not subject to a similar      The Merging Fund may not write, purchase or sell
non-fundamental restriction.                        any put or call option or any combination thereof,
                                                    provided that this shall not prevent (i) the
                                                    writing, purchasing or selling of puts, calls or
                                                    combinations thereof with respect to portfolio
                                                    securities or (ii) with respect to the Merging
                                                    Fund's permissible futures and options
                                                    transactions, the writing, purchasing, ownership,
                                                    holding or selling of futures and options
                                                    positions or of puts, calls or combinations
                                                    thereof with respect to futures.

    There will be no violation of any investment restriction if that restriction is complied with at the time the relevant action is taken notwithstanding a later change in market value of an investment, in net or total assets, in the securities rating of the investment, or any other later change.

                      PURCHASES, REDEMPTIONS AND EXCHANGES

    Following the Reorganization, the procedures for purchases, redemptions and exchanges of shares of the Surviving Fund will be similar to those of the Merging Fund. Please note that the Surviving Fund currently has two classes of shares: Select Class Shares and Institutional Class Shares. In connection with the Reorganization, Class A Shares will be introduced. The following discussion reflects the new class structure. This section is qualified in its entirety by the discussion in the Prospectus and Statement of Additional Information of the Surviving Fund, which are incorporated herein by reference.

SALES CHARGES

    There is normally a sales charge (sometimes called a "load") to buy Class A Shares of the Surviving Fund. The Merging Fund Shareholders holding Class A Shares will receive Class A Shares in the Reorganization but will not have to pay a sales charge. Following the Reorganization, the schedule of loads for the Surviving Fund will be identical to that for the Merging Fund. There are also ongoing charges that holders of Class A Shares pay as long as they own their shares, as more fully explained below.

12B-1 FEES

    The Distributor is the distributor for the Surviving Fund. The Surviving Fund will adopt a Rule 12b-1 distribution plan for Class A Shares under which it will pay annual distribution fees of up to 0.25% of the average daily net assets attributable to Class A Shares. A similar 12b-1 distribution plan (with annual distribution fees of up to 0.25%) is currently in effect for Class A Shares of the Merging Fund.

    This payment covers such things as compensation for services provided by broker-dealers and expenses connected with the sale of shares. Payments are not tied to actual expenses incurred.

    Because 12b-1 expenses are paid out of the Surviving Fund's assets on an ongoing basis, over time these fees will increase the cost of a shareholder's investment and may cost more than other types of sales charges used by other mutual funds.

BUYING SURVIVING FUND SHARES

    THE FOLLOWING DISCUSSION APPLIES TO PURCHASES OF THE SURVIVING FUND SHARES THAT YOU MIGHT MAKE AFTER THE REORGANIZATION AND REFLECTS THE NEW CLASS STRUCTURE.

    The price shareholders pay for their shares is the net asset value per share
(NAV), plus any applicable sales charge. NAV is the value of everything the Surviving Fund owns, minus everything it owes, divided by the number of shares held by investors. The Surviving Fund generally values its assets at fair market values but may use fair value if market prices are unavailable.

    The NAV of each class of the Surviving Fund's shares is generally calculated once each day at the close of regular trading on the New York Stock Exchange. A shareholder will pay the next NAV calculated after the JPMorgan Funds Service Center (the "Center") receives that shareholder's order in proper form. An order is in proper form only after payment is converted into federal funds.


    The Center accepts purchase orders on any business day that the New York Stock Exchange is open. If an order is received in proper form by the close of regular trading on the New York Stock Exchange (or such other time as determined by your financial intermediary), it will be processed at that day's price and the purchaser will be entitled to all dividends declared on that day. If an order is received after such time, it will generally be processed at the next day's price. If a purchaser pays by check for Surviving Fund shares before the close of regular trading on the New York Stock Exchange, it will generally be processed the next day the Fund is open for business.


    If a shareholder buys through an agent and not directly from the Center, the agent could set earlier cut-off times. Each shareholder must provide a Social Security Number or Taxpayer Identification Number when opening an account.

    The Surviving Fund has the right to reject any purchase order for any reason.


    The investment minimum for Class A Shares is $2,500. For Class A Shares, checks should be made out to JPMorgan Funds in U.S. dollars. Credit cards, cash, or checks from a third party will not be accepted. Shares bought by check may not be sold for 15 calendar days. Shares bought through an automated clearing house cannot be sold until the payment clears. This could take more than seven business days. Purchase orders will be canceled if a check does not clear and the investor will be responsible for any expenses and losses to the Surviving Fund. Orders by wire will be canceled if the Center does not receive payment by 4:00 p.m., Eastern time, on the day the shareholder buys.


    Shareholders seeking to buy Class A Shares through an investment representative should instruct their representative to contact the Fund. Such representatives may charge investors a fee and may offer additional services, such as special purchase and redemption programs, "sweep" programs, cash advances and redemption checks. Such representative may set different minimum investments and earlier cut-off times.

    A systematic investment plan is available for Class A Shares.

SELLING SURVIVING FUND SHARES

    THE FOLLOWING DISCUSSION APPLIES TO SALES OF THE SURVIVING FUND SHARES THAT YOU MIGHT MAKE AFTER THE REORGANIZATION AND REFLECTS THE NEW CLASS STRUCTURE.

    Shares of the Surviving Fund may be sold on any day the Center is open for trading, either directly to the Surviving Fund or through an investment representative. Shareholders of the Surviving Fund will receive the next NAV calculated after the Center accepts his or her sale order less any applicable deferred sales charge.


    Under normal circumstances, if a request is received before the close of regular trading on the New York Stock Exchange, the Surviving Fund will send the proceeds the same business day. An order to sell shares will not be accepted if the Surviving Fund has not collected payment for the shares. The Surviving Fund may stop accepting orders to sell and may postpone payments for more than seven days only when permitted by federal securities laws.


    Generally, proceeds are sent by check, electronic transfer or wire for Class A Shares. However, if a shareholder's address of record has changed within the 30 days prior to the sale request or if more than $25,000 of shares is sold by phone, proceeds will be sent by electronic transfer or wire only to the bank account on the Surviving Fund's records.

    A shareholder will need to have his or her signature guaranteed if he or she wants payment to be sent to an address other than the one in the Surviving Fund's records. Additional documents or a letter from a surviving joint owner may also be needed.

    A shareholder who purchased through an investment representative should contact that representative, who will send the necessary documents to the Center. The representative might charge a fee for this service.


    Shareholders may also sell their shares by contacting the Center directly. Class A shareholders may call 1-800-622-4273 or contact your financial intermediary.


    A systematic withdrawal plan is available for Class A Shares.

EXCHANGING SURVIVING FUND SHARES


    THE FOLLOWING DISCUSSION APPLIES TO EXCHANGES OF THE SURVIVING FUND SHARES THAT YOU MIGHT MAKE AFTER THE REORGANIZATION.


    Shares of the Surviving Fund may be exchanged for shares of the same class in certain other JPMorgan Funds.

    For tax purposes, an exchange is treated as a sale of those shares. Shareholders should carefully read the prospectus of the fund into which they want to exchange. Shareholders who exchange must meet any minimum investment requirements and may have to pay a sales commission.

    The exchange privilege is not a means of short-term trading as this could increase management cost and affect all shareholders of the Surviving Fund. The Surviving Fund reserves the right to limit the number of exchanges or refuse an exchange. Each exchange privilege may also be terminated. The Surviving Fund charges an administration fee of $5 for each exchange if an investor makes more than 10 exchanges in a year or three in a quarter.

OTHER INFORMATION CONCERNING THE SURVIVING FUND


    For Class A Shares, if the balance falls below the applicable investment minimum for 30 days as a result of selling shares (and not because of performance), then the Surviving Fund reserves the right to request that you buy more shares or close your account. The Surviving Fund may also close the account if an investor is in the systematic investment plan and fails to meet investment minimums over a 12-month period. At least 60 days' notice will be given before closing the account.


    Unless a shareholder indicates otherwise on his or her account application, the Surviving Fund is authorized to act on redemption and transfer instructions received by phone. If someone trades on an account by phone, the Surviving Fund will ask that person to confirm the account registration and address to make sure they match those in the Surviving Fund records. If they do correspond, the Surviving Fund is generally authorized to follow that person's instructions. The Surviving Fund will take all reasonable precautions to confirm that the instructions are genuine. Investors agree that they will not hold the Surviving Fund liable for any loss or expenses from any sales request, if the Surviving Fund takes reasonable precautions. The Surviving Fund will be liable for any losses to a shareholder from an unauthorized sale or fraud against such shareholder if the Surviving Fund does not follow reasonable procedures.

    It may not always be possible to reach the Center by telephone. This may be true at times of unusual market changes and shareholder activity. In that event, shareholders can mail instructions to the Surviving Fund or contact their investment representative or agent. The Surviving Fund may modify or cancel the sale of shares by phone without notice.

    JPMS, on behalf of the Surviving Fund, has entered into agreements with certain shareholder servicing agents (including The Chase Manhattan Bank) under which the shareholder servicing agents agree to provide certain support services to their customers. For performing these services, each shareholder servicing agent will receive an annual fee of up to 0.25% of the average daily net assets of the Class A Shares held by investors serviced by the shareholder servicing agent. The Merging Fund likewise has similar arrangements with respect to its Class A Shares.

    JPMIM and/or the Distributor may, at their own expense, make additional payments to certain selected dealers or other shareholder servicing agents for performing administrative services for their customers.

    The Surviving Fund issues multiple classes of shares. The Surviving class may have different requirements for who may invest, and may have different sales charges and expense levels. A person who gets compensated for selling Fund shares may receive a different amount for each class.

                            DISTRIBUTIONS AND TAXES

    The Surviving Fund can earn income and realize capital gain. The Surviving Fund will deduct from these earnings any expenses and then pay to shareholders the distributions.

    The Surviving Fund distributes any net investment income at least monthly. Net capital gain is distributed annually. You have three options for your Surviving Fund distributions. You may:

    - reinvest all of them in additional Fund shares;

    - take distributions of net investment income in cash or as a deposit in a pre-assigned bank account and reinvest distributions of net capital gain in additional shares; or

    - take all distributions in cash or as a deposit in a pre-assigned bank account.

    If you don't notify us otherwise, we'll reinvest all distributions. If your distributions are reinvested, they will be in the form of shares of the same class. The taxation of dividends won't be affected by the form in which you receive them.

    Dividends of net investment income are usually taxable as ordinary income at the federal, state and local levels. Dividends of tax-exempt interest income are not subject to federal income taxes but will generally be subject to state and local taxes. However, California residents will not have to pay California personal income taxes on tax-exempt income from California municipal obligations. The state or municipality where you live may not charge you state and local taxes on tax-exempt interest earned on certain bonds. Dividends earned on bonds issued by the U.S. government and its agencies may also be exempt from some types of state and local taxes.

    If you receive distributions of net capital gain, the tax rate will be based on how long the Surviving Fund held a particular asset, not on how long you have owned your shares. If you buy shares just before a distribution, you will pay tax on the entire amount of the taxable distribution you receive, even though the NAV will be higher on that date because it includes the distribution amount.

    Early in each calendar year, the Surviving Fund will send its shareholders a notice showing the amount of distributions received in the preceding year and the tax status of those distributions.

    The above is only a general summary of tax implications of investing in the Surviving Fund. Shareholders should consult their tax advisors to see how investing in the Surviving Fund will affect their own tax situation.

                        COMPARISON OF THE MERGING FUND'S
                AND THE SURVIVING FUND'S ORGANIZATION STRUCTURE

    There are no material differences in the organizational structure of the Merging Fund and the Surviving Fund. Set forth below are descriptions of the structure, voting rights, shareholder liability and the liability of Trustees.

STRUCTURE OF THE MERGING FUND

    The Merging Fund is organized as a series of MFT, which is organized under the law of the Commonwealth of Massachusetts. As a Massachusetts business trust, MFT's operations are governed by MFT's Declaration of Trust and By-Laws and applicable Massachusetts law. The operations of the Merging Fund are also subject to the provisions of the 1940 Act and the rules and regulations thereunder.

STRUCTURE OF THE SURVIVING FUND

    The Surviving Fund is organized as a series of JPMS, which is organized under the law of the Commonwealth of Massachusetts. As a Massachusetts business trust, JPMS's operations are governed by JPMS's Declaration of Trust and By-Laws and applicable Massachusetts law. The operations of the Surviving Fund are also subject to the provisions of the 1940 Act and the rules and regulations thereunder.

TRUSTEES AND OFFICERS

    Subject to the provisions of its trust documents, the business of the Merging Fund is managed by MFT's Trustees and the business of the Surviving Fund is managed by JPMS's Trustees, who serve indefinite terms and have all powers necessary or convenient to carry out their responsibilities.

    Information concerning the current Trustees and officers of MFT and JPMS is set forth in the Funds' respective Statements of Additional Information, which are incorporated herein by reference.

SHARES OF FUNDS

    Each of MFT and JPMS is a trust with an unlimited number of authorized shares of beneficial interest, which may be divided into series or classes thereof. Each Fund is one series of a trust and may issue multiple classes of shares. Each share of a series or class of a trust represents an equal proportionate interest in that series or class with each other share of that series or class. The shares of each series or class of either MFT or JPMS participate equally in the earnings, dividends and assets of the particular series or class. Fractional shares have proportionate rights to full shares. Expenses of MFT or JPMS that are not attributable to a specific series or class will be allocated to all the series of that trust in a manner believed by its board to be fair and equitable. Generally, shares of each series will be voted separately, for example, to approve an investment advisory agreement. Likewise, shares of each class of each series will be voted separately, for example, to approve a distribution plan, but shares of all series and classes vote together, to the extent required by the 1940 Act, including for the election of Trustees. Neither MFT nor JPMS is required to hold regular annual meetings of shareholders, but may hold special meetings from time to time. There are no conversion or preemptive rights in connection with shares of either MFT or JPMS.

SHAREHOLDER VOTING RIGHTS


    With respect to all matters submitted to a vote of shareholders, shareholders of MFT are entitled to one vote (or a fraction thereof) for each share (or a fraction thereof) owned on the record date, and shareholders of JPMS are entitled to the number of votes (or "voting shares") equal to the product of the number of shares owned multiplied by the net asset value per share on the record date.



    A vacancy in the Board of either MFT or JPMS resulting from the resignation of a Trustee or otherwise may be filled similarly by a vote of a majority of the remaining Trustees then in office, subject to the 1940 Act. In addition, Trustees may be removed from office by a vote of two-thirds of the outstanding shares (in the case of MFT), or voting shares (in the case of JPMS) of each portfolio of that trust. A meeting of shareholders shall be held upon the written request of not less than 10% of the outstanding shares entitled (in the case of MFT), or voting shares (in the case of JPMS) to vote on the matters specified in the written request. Except as set forth above, the Trustees may continue to hold office and may appoint successor Trustees.


SHAREHOLDER LIABILITY

    Under Massachusetts law, shareholders of either MFT or JPMS could, under certain circumstances, be held personally liable as partners for the obligations of that trust. However, the Declaration of Trust of each of MFT and JPMS disclaims shareholder liability for acts or obligations of that trust and provides for indemnification and reimbursement of expenses out of trust property for any shareholder held personally liable for the obligations of that trust. Each of MFT and JPMS may maintain appropriate insurance (for example, fidelity bonding and errors and omissions insurance) for the protection of that trust, its shareholders, Trustees, officers, employees and agents covering possible tort and other liabilities. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability generally is limited to circumstances in which both inadequate insurance existed and the trust itself was unable to meet its obligations.

LIABILITY OF DIRECTORS AND TRUSTEES

    Under the Declaration of Trust of each of MFT and JPMS, the Trustees of that trust are personally liable only for bad faith, willful misfeasance, gross negligence or reckless disregard of their duties as Trustees. Under the Declaration of Trust of each of MFT and JPMS, a Trustee or officer will generally be indemnified against all liability and against all expenses reasonably incurred or paid by such person in connection with any claim, action, suit or proceeding in which such person becomes involved as a party or otherwise by virtue of such person being or having been a Trustee or officer and against amounts paid or incurred by such person in the settlement thereof.

    The foregoing is only a summary of certain organizational and governing documents and Massachusetts business trust law. It is not a complete description. Shareholders should refer to the provisions of these documents and state law directly for a more thorough comparison. Copies of the Declaration of Trust and By-Laws of each of MFT and JPMS are available without charge upon written request to that trust.

       INFORMATION RELATING TO THE ADVISORY CONTRACTS AND OTHER SERVICES

GENERAL INFORMATION

    As noted above, the assets of the Surviving Fund are managed by JPMIM pursuant to an Advisory Agreement between JPMIM and the Surviving Fund, and JPMIM is responsible for the day-to-day management of the Surviving Fund's assets.

DESCRIPTION OF JPMIM


    JPMIM is an indirect wholly-owned subsidiary of JPMC incorporated under the laws of Delaware. JPMIM's principal executive offices are located at 522 Fifth Avenue, New York, New York 10036. JPMIM, a registered investment adviser, manages employee benefit funds of corporations, labor unions and state and local governments and the accounts of other institutional investors, including investment companies. As of March 31, 2001, JPMIM and certain of its affiliates (including JPMFAM) provided investment management services with respect to assets of approximately $607.7 billion.


    Under the Advisory Agreement, JPMIM will be responsible for making decisions with respect to, and placing orders for, all purchases and sales of the portfolio securities of the Surviving Fund. JPMIM's responsibilities under the Advisory Agreement will include supervising the Surviving Fund's investments and maintaining a continuous investment program, placing purchase and sale orders and paying costs of certain clerical and administrative services involved in managing and servicing the Surviving Fund's investments and complying with regulatory reporting requirements. The services to be provided to the Surviving Fund by JPMIM are substantially similar to the services currently provided to the Merging Fund by JPMFAM.

   EXPENSES AND MANAGEMENT FEES. The Advisory Agreement provides that the Surviving Fund will pay JPMIM a monthly management fee based upon the net assets of the Surviving Fund. The annual rate of this management fee is 0.30%. The Merging Fund also currently pays 0.30% of average net assets to JPMFAM for its advisory services. JPMIM may waive fees from time to time.

    Under the Advisory Agreement, except as indicated above, the Surviving Fund is responsible for its operating expenses including, but not limited to, taxes; interest; fees (including fees paid to its Trustees who are not affiliated with JPMIM or any of its affiliates); fees payable to the Commission; state securities qualification fees; association membership dues; costs of preparing and printing prospectuses for regulatory purposes and for distribution to existing shareholders; management and administrative fees; charges of the custodian and transfer agent; insurance premiums; auditing and legal expenses; costs of shareholders' reports and shareholder meetings; any extraordinary expenses; and brokerage fees and commissions, if any, in connection with the purchase or sale of portfolio securities.

   LIMITATION ON LIABILITY. The Advisory Agreement provides that JPMIM will not be liable for any error of judgment or mistake of law or for any act or omission or loss suffered by JPMS or the Surviving Fund in connection with the performance of the Advisory Agreement except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services or from willful misfeasance, bad faith, or gross negligence in the performance of its duties or reckless disregard of its obligations and duties under the Advisory Agreement.

   DURATION AND TERMINATION. The Advisory Agreement will continue in effect from year to year with respect to the Surviving Fund, only so long as such continuation is approved at least annually by (i) the Board of Trustees of JPMS or the majority vote of the outstanding voting securities of the Surviving Fund, and (ii) a majority of those Trustees who are neither parties to the Advisory Agreement nor "interested persons," as defined in the 1940 Act, of any such party, acting in person at a meeting called for the purpose of voting on such approval. The Advisory Agreement will terminate automatically in the event of its "assignment," as defined in the 1940 Act. In addition, the Advisory Agreement is terminable at any time as to the Surviving Fund without penalty by the JPMS Board or by vote of the majority of the Surviving Fund's outstanding voting securities upon 60 days' written notice to JPMIM, and by JPMIM on 90 days' written notice to JPMS.

PORTFOLIO MANAGER


    The Surviving Fund is managed by a team of individuals from JPMIM and JPMFAM.


PORTFOLIO TRANSACTIONS AND BROKERAGE COMMISSIONS

    JPMIM places orders for the Surviving Fund for all purchases and sales of portfolio securities, enters into repurchase agreements, and may enter into reverse repurchase agreements and execute loans of portfolio securities on behalf of the Surviving Fund. Fixed income and debt securities and municipal bonds and notes are generally traded at a net price with dealers acting as principal for their own accounts without a stated commission. The price of the security usually includes profit to the dealers. In underwritten offerings, securities are purchased at a fixed price which includes an amount of compensation to the underwriter, generally referred to as the underwriter's concession or discount. On occasion, certain securities may be purchased directly from an issuer, in which case no commissions or discounts are paid.

    Portfolio transactions for the Surviving Fund will be undertaken principally to accomplish the Surviving Fund's objective in relation to expected movements in the general level of interest rates. The Surviving Fund may engage in short-term trading consistent with its objectives.

    In connection with portfolio transactions, JPMIM intends to seek best execution on a competitive basis for both purchases and sales of securities. Subject to the overriding objective of obtaining the best execution of orders, JPMIM may allocate a portion of the Surviving Fund's brokerage transactions to affiliates of JPMIM. Under the 1940 Act, persons affiliated with the Surviving Fund and persons who are affiliated with such persons are prohibited from dealing with the fund as principal in the purchase and sale of securities unless a permissive order allowing such transactions is obtained from the Commission. However, affiliated persons of the fund may serve as its broker in listed or over-the-counter transactions conducted on an agency basis provided that, among other things, the fee or commission received by such affiliated broker is reasonable and fair compared to the fee or commission received by non-affiliated brokers in connection with comparable transactions. In addition, the Surviving Fund may not purchase securities during the existence of any underwriting syndicate for such securities of which JPMIM or an affiliate is a member or in a private placement in which JPMIM or an affiliate serves as placement agent except pursuant to procedures adopted by the Board of Trustees that either comply with rules adopted by the Commission or with interpretations of the Commission's staff.

    Investment decisions made by JPMIM are the product of many factors in addition to basic suitability for the particular fund or other client in question. Thus, a particular security may be bought or sold for certain clients even though it could have been bought or sold for other clients at the same time. Likewise, a particular security may be bought for one or more clients when one or more other clients are selling the same security. The Surviving Fund may only sell a security to other portfolios or accounts managed by JPMIM or its affiliates in accordance with procedures adopted by the Trustees.

    It also sometimes happens that two or more clients simultaneously purchase or sell the same security. On those occasions when JPMIM deems the purchase or sale of a security to be in the best interests of the Surviving Fund, as well as other clients including other funds, JPMIM, to the extent permitted by applicable laws and regulations, may, but is not obligated to, aggregate the securities to be sold or purchased for the Surviving Fund with those to be sold or purchased for other clients in order to obtain best execution, including lower brokerage commissions if appropriate. In such event, allocation of the securities so purchased or sold as well as any expenses incurred in the transaction will be made by JPMIM in the manner it considers to be most equitable and consistent with JPMIM's fiduciary obligations to the Surviving Fund. In some instances, this procedure might adversely affect the Surviving Fund.

OTHER SERVICES


    The Distributor, is a wholly owned, indirect subsidiary of BISYS Fund Services, Inc., which currently serves as the distributor for both the Surviving and the Merging Fund and as sub-administrator for the Surviving Fund. An affiliate of the Distributor is the sub-administrator for the Merging Fund. The Distributor is unaffiliated with JPMC or any of its subsidiaries.



    Morgan serves as administrator and shareholder servicing agent, BONY serves as fund accountant and custodian, and DST serves as transfer agent and dividend disbursing agent for the Surviving Fund. The services provided by Morgan and BONY include day-to-day maintenance of certain books and records, calculation of the offering price of the shares and preparation of reports. In its role as custodian, BONY is responsible for the daily safekeeping of securities and cash held by the Surviving Fund. It is anticipated that subsequent to the consummation of the Reorganization, Chase will become the Surviving Fund's fund accountant and custodian.



    In connection with the Reorganization, the administration fee paid to Morgan by the Surviving Fund will be increased on August 11, 2001 to 0.15% of average daily net assets for complex wide non-money market fund assets up to $25 billion and 0.075% on assets in excess of $25 billion (currently such assets are less than $25 billion).

                                  PROPOSAL 2:
                              ELECTION OF TRUSTEES


    It is proposed that shareholders of the Merging Fund consider the election of the individuals listed below (the "Nominees") to the Board of Trustees of MFT, which is currently organized as a Massachusetts business trust. Even if the Reorganization described in Proposal 1 is approved, other mutual funds that are series of MFT will continue to exist and operate. All shareholders of any series of MFT as of the record date (April 6, 2001) are required to be given a vote on the proposal regarding Trustees. Because as of the record date you were still a shareholder in MFT, you are entitled to vote on this proposal. Shareholders of JPMS are being asked to approve the same Trustees as are being proposed for MFT.



    In connection with the merger of J.P. Morgan & Co. Incorporated and The Chase Manhattan Corporation, it has been proposed, subject to shareholder approval, that the Boards of Trustees of the investment companies managed by JPMFAM, JPMIM and their affiliates be rationalized in order to obtain additional operating efficiencies by having the same Board of Trustees for all of the funds. Therefore, the Nominees include certain current Trustees of MFT, certain current Trustees of JPMS (and its Advisory Board) and certain Trustees of the former Chase Vista Funds. Each Nominee has consented to being named in this Combined Prospectus/Proxy Statement and has agreed to serve as a Trustee if elected.


    Shareholders of JPMS are concurrently considering the election of the same individuals to the Board of Trustees of JPMS. Biographical information about the Nominees and other relevant information is set forth below. More information regarding the current Trustees of JPMS and MFT is contained in the Funds' Statements of Additional Information, which are incorporated herein by reference.

    The persons named in the accompanying form of proxy intend to vote each such proxy "FOR" the election of the Nominees, unless shareholders specifically indicate on their proxies the desire to withhold authority to vote for elections to office. It is not contemplated that any Nominee will be unable to serve as a Board member for any reason, but if that should occur prior to the Meeting, the proxy holders reserve the right to substitute another person or persons of their choice as nominee or nominees.


    THE MFT BOARD UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE "FOR" EACH OF THE NOMINEES LISTED BELOW.


VOTE REQUIRED


    The election of each of the Nominees listed below requires the affirmative vote of a majority of all the votes entitled to be cast at the joint Meeting by all shareholders of MFT.


    The following are the nominees:


NAME OF NOMINEE AND CURRENT      TRUSTEE       BUSINESS EXPERIENCE AND PRINCIPAL OCCUPATIONS
POSITION WITH FUND COMPLEX        SINCE   AGE           DURING THE PAST FIVE YEARS
--------------------------        -----   ---           --------------------------
William J. Armstrong --           1987    59   Retired; formerly Vice President and
  Trustee of the Trust and                     Treasurer, Ingersoll-Rand Company. Address:
  certain other trusts in the                  287 Hampshire Ridge, Park Ridge, NJ 07656.
  Fund Complex.
Roland R. Eppley, Jr. --          1989    68   Retired; formerly President and Chief
  Trustee of the Trust and                     Executive Officer, Eastern States Bankcard
  certain other trusts in the                  Association Inc. (1971-1988); Director, Janel
  Fund Complex                                 Hydraulics, Inc.; formerly Director of The
                                               Hanover Funds, Inc. Address: 105 Coventry
                                               Place, Palm Beach Gardens, FL 33418.
Ann Maynard Gray --              Nominee  55   Former President, Diversified Publishing
  Member of Advisory Board of                  Group and Vice President, Capital
  certain trusts in the Fund                   Cities/ABC, Inc. Address: 1262, Rockrimmon
  Complex                                      Road, Stamford, CT.
Matthew Healey --                Nominee  63   Former Chief Executive Officer of trusts in
  Chairman of certain trusts in                the Fund Complex through April 2001;
  the Fund Complex                             Chairman, Pierpont Group, since prior to
                                               1993. Address: Pine Tree Country Club
                                               Estates, 10286 Saint Andrews Road, Boynton
                                               Beach, Florida 33436.

NAME OF NOMINEE AND CURRENT      TRUSTEE       BUSINESS EXPERIENCE AND PRINCIPAL OCCUPATIONS
POSITION WITH FUND COMPLEX        SINCE   AGE           DURING THE PAST FIVE YEARS
--------------------------        -----   ---           --------------------------
Fergus Reid, III* --              1984    68   Chairman and Chief Executive Officer,
  Chairman of the Trust and                    Lumelite Corporation, since September 1985;
  certain other trusts in the                  Trustee, Morgan Stanley Funds. Address: 202
  Fund Complex                                 June Road, Stamford, CT 06903.
James J. Schonbachler --         Nominee  58   Retired; Prior to September, 1998, Managing
  Member of Advisory Board of                  Director, Bankers Trust Company and Group
  certain trusts in the Fund                   Head and Director, Bankers Trust A.G., Zurich
  Complex                                      and BT Brokerage Corp. Address: 3711
                                               Northwind Court, Jupiter, FL 33477.
Leonard M. Spalding, Jr.* --      1998    65   Retired; formerly Chief Executive Officer of
  Trustee of the Trust and                     Chase Mutual Funds Corp.; formerly President
  certain other trusts in the                  and Chief Executive Officer of Vista Capital
  Fund Complex                                 Management; and formerly Chief Investment
                                               Executive of The Chase Manhattan Private
                                               Bank. Address: 2025 Lincoln Park Road,
                                               Springfield, KY 40069.
H. Richard Vartabedian --         1992    65   Former President of the Trust and other
  Trustee of the Trust and                     trusts in the Fund Complex through April
  certain other trusts in the                  2001; Investment Management Consultant;
  Fund Complex                                 formerly, Senior Investment Officer, Division
                                               Executive of the Investment Management
                                               Division of The Chase Manhattan Bank, N.A.,
                                               1980-1991. Address: P.O. Box 296, Beach Road,
                                               Hendrick's Head, Southport, ME 04576.


---------------------


  *  Mr. Reid is deemed to be an "interested person" (as defined in the 1940
     Act) because he is an officer of the Trust. Mr. Spalding is deemed to be an "interested person" due to his ownership of equity securities of affiliates of JPMC.



    The Board of Trustees of MFT met 6 times during the fiscal year ended August 31, 2000, and each of the Trustees attended at least 75% of the meetings.



    The Board of Trustees of MFT presently has an Audit Committee. The members of the Audit Committee are Messrs. Ten Haken (Chairman), Armstrong, Eppley, MacCallan and Thode. The function of the Audit Committee is to recommend independent auditors and monitor accounting and financial matters. The Audit Committee met two times during the fiscal year ended August 31, 2000.



    The Board of Trustees of MFT presently has a Nominating Committee. The members of the Nominating Committee are Messrs. Armstrong, Blum, Cragin, Eppley, Harkins, MacCallon, McDavid, Neff, Ten Haken and Thode. The function of the Nominating Committee is to nominate trustees for the Board to consider. The Nominating Committee met one time during the fiscal year ended October 31, 2000.


REMUNERATION OF TRUSTEES AND CERTAIN EXECUTIVE OFFICERS


    Each Trustee is reimbursed for expenses incurred in attending each meeting of the Board of Trustees or any committee thereof. Each Trustee who is not an affiliate of JPMFAM is compensated for his or her services according to a fee schedule which recognizes the fact that each Trustee also serves as a Trustee of other investment companies advised by JPMFAM. Each Trustee receives a fee, allocated among all investment companies for which the Trustees serves, which consists of an annual retainer component and a meeting fee component.

    Set forth below is information regarding compensation paid or accrued during the fiscal year ended August 31, 2000 for each Trustee of MFT:



                                                 COMPENSATION              PENSION OR RETIREMENT  TOTAL COMPENSATION FROM
                                         FROM "CHASE FUND COMPLEX"(1)        BENEFITS ACCRUED        "FUND COMPLEX"(2)
                                     ------------------------------------  ---------------------  -----------------------
William J. Armstrong                               $ 90,000                      $ 41,781              $ 90,000 (10)(3)
Roland R. Eppley, Jr                               $ 91,000                      $ 58,206              $ 91,000 (10)(3)
Ann Maynard Gray                               NA                                NA                    $ 75,000 (17)(3)
Matthew Healey(4)                              NA                                NA                    $ 75,000 (17)(3)
Fergus Reid, III                                   $202,750                      $110,091              $202,750 (10)(3)
James J. Schonbachler                          NA                                NA                    $ 75,000 (17)(3)
Leonard M. Spalding, Jr                            $ 89,000                      $ 35,335              $ 89,000 (10)(3)
H. Richard Vartabedian                             $134,350                      $ 86,791              $134,350 (10)(3)


---------------------


(1) The Chase Fund Complex means registered investment companies advised by JPMFAM.
(2) A Fund Complex generally means two or more investment companies that hold themselves out to investors as related companies for purposes of investment and investment services, or have a common investment adviser or have an investment adviser that is an affiliated person of the investment adviser of any of the other investment companies (as used herein, registered investment companies advised by J.P. Morgan Investment Management Inc. and JPMFAM).
(3) Total number of investment company boards with respect to Trustees, or Advisory Boards with respect to Advisory Board members, served on within the Fund Complex.
(4) Pierpont Group, Inc. (which has provided advisory services to the trustees of certain other registered investment companies advised by JPMIM) paid Mr.
     Healey, in his role as Chairman of Pierpont Group, Inc., compensation in the amount of $200,000, contributed $25,500 to a defined contribution plan on his behalf and paid $18,400 in insurance premiums for his benefit.



    Inasmuch as the Morgan Fund Complex does not have any retirement plan for its Trustees and JPMC will also benefit from the administrative efficiencies of a consolidated board, JPMC has agreed to pay a one-time retirement package to the Trustees of the Morgan Fund Complex and the Advisory Board members who have volunteered to leave the Board of Trustees or Advisory Board of the Morgan Fund Complex prior to their normal retirement date. For each retiring Trustee, the retirement package is equal to three times the annual fee (which may increase) for the new combined Board per Trustee; for each retiring Advisory Board member, the retirement package is one and a half times the annual fee (which may increase) for the new combined Board per Trustee.


MERGING FUNDS RETIREMENT PLAN FOR ELIGIBLE TRUSTEES


    Effective August 21, 1995, the Trustees also instituted a Retirement Plan for Eligible Trustees (the "Plan") pursuant to which each Trustee (who is not an employee of any of JPMFAM, the administrator or distributor or any of their affiliates) may be entitled to certain benefits upon retirement from the Board of Trustees. Pursuant to the Plan, the normal retirement date is the date on which the eligible Trustee has attained age 65 and has completed at least five years of continuous service with one or more of the investment companies advised by JPMFAM and its affiliates (collectively, the "Covered Funds"). Each Eligible Trustee is entitled to receive from the Covered Funds an annual benefit commencing on the first day of the calendar quarter coincident with or following his date of retirement equal to the sum of (i) 8% of the highest annual compensation received from the Covered Funds multiplied by the number of such Trustee's years of service (not in excess of 10 years) completed with respect to any Covered Funds and (ii) 4% of the highest annual compensation received from the Covered Funds for each year of service in excess of 10 years, provided that no Trustee's annual benefit will exceed the highest annual compensation received by that Trustee from the Covered Funds. Such benefit is payable to each eligible Trustee in monthly installments for the life of the Trustee. On February 22, 2001, the Board of Trustees voted to terminate the Plan and in furtherance of this determination agreed to pay Trustees an amount equal, in the aggregate, to $10.95 million, of which $5.3 million had been previously accrued by the Covered Funds. The remaining $5.65 million was paid by Chase. Mssrs. Armstrong, Eppley, Reid, Spalding and Vartabedian, who are nominees for Director, received $1,027,673, $800,600, $2,249,437, $463,798 and $1,076,927, respectively, in connection with the termination. Each nominee has elected to defer receipt of such amount pursuant to the Deferred Compensation Plan for Eligible Trustees.



    Effective August 21, 1995, the Trustees instituted a Deferred Compensation Plan for Eligible Trustees (the "Deferred Compensation Plan") pursuant to which each Trustee (who is not an employee of any of JPMFAM, the administrator or distributor or any of their affiliates) may enter into agreements with such

Funds whereby payment of the Trustees' fees are deferred until the payment date elected by the Trustee (or the Trustee's termination of service). The deferred amounts are deemed invested in shares of funds selected by the Trustee. The deferred amounts are paid out in a lump sum or over a period of several years as elected by the Trustee at the time of deferral. If a deferring Trustee dies prior to the distribution of amounts held in the deferral account, the balance of the deferral account will be distributed to the Trustee's designated beneficiary in a single lump sum payment as soon as practicable after such deferring Trustee's death. Messrs. Armstrong, Eppley, Reid, Spalding and Vartabedian are the only Nominees who have elected to defer compensation under such plan.


PRINCIPAL EXECUTIVE OFFICERS


    MFT's principal executive officers are listed below. The officers conduct and supervise the business operations of MFT. The business address of each of the officers, unless otherwise noted, is J.P. Morgan Fund Distributors, Inc., 1211 Avenue of Americas, New York, New York, 10036. The principal executive officers of MFT are as follows:



NAME AND POSITION     AGE  PRINCIPAL OCCUPATION AND OTHER INFORMATION
-----------------     ---  ------------------------------------------
Martin R. Dean,       37   Vice President, Administration Services,
  Treasurer and            BISYS Fund Services, Inc.; formerly Senior
  Assistant                Manager, KPMG Peat Marwick (1987-1994).
  Secretary                Address: 3435 Stelzer Road, Columbus, OH
                           43219.
Lisa Hurley,          45   Senior Vice President and General Counsel,
  Secretary                BISYS Fund Services, Inc.; formerly
                           Counsel to Moore Capital Management and
                           General Counsel to Global Asset Management
                           and Northstar Investments Management.
                           Address: 90 Park Avenue, New York, NY
                           10016.
Vicky M. Hayes,       37   Vice President and Global Marketing
  Assistant                Manager, J.P. Morgan Fund Distributors,
  Secretary                Inc.; formerly Assistant Vice President,
                           Alliance Capital Management and held
                           various positions with J. & W. Seligman &
                           Co. Address: 1211 Avenue of the Americas,
                           41st Floor, New York, NY 10081.
Alaina Metz,          33   Chief Administrative Officer, BISYS Fund
  Assistant                Services, Inc.; formerly Supervisor, Blue
  Secretary                Sky Department, Alliance Capital
                           Management L.P. Address: 3435 Stelzer
                           Road, Columbus, OH 43219.


ACCOUNTANTS

    PricewaterhouseCoopers LLP serves as the Merging Fund's and the Surviving Fund's independent accountants, auditing and reporting on the annual financial statements and reviewing certain regulatory reports and federal income tax returns. PricewaterhouseCoopers LLP also performs other professional accounting, auditing, tax and advisory services when MFT or JPMS engages it to do so.

   AUDIT FEES. The aggregate fees paid to PricewaterhouseCoopers LLP in connection with the annual audit of the Merging Fund for the last fiscal year was $19,000.

   FINANCIAL INFORMATION SYSTEMS DESIGN AND IMPLEMENTATION FEES. The aggregate fees billed for financial information systems design and implementation services rendered by PricewaterhouseCoopers LLP to the Merging Fund, JPMFAM and JPMFAM's affiliates that provide services to the Fund for the calendar year ended December 31, 2000 was $1,360,000.

   ALL OTHER FEES. The aggregate fees billed for all other non-audit services, including fees for tax-related services, rendered by PricewaterhouseCoopers LLP to the Merging Fund, JPMFAM and JPMFAM's affiliates that provide services to the Fund for the calendar year ended December 31, 2000 was $25,319,325.

    The Audit Committee has considered whether the provision of non-audit services is compatible with maintaining the independence of PricewaterhouseCoopers LLP.

                     INFORMATION RELATING TO VOTING MATTERS

GENERAL INFORMATION

    This Combined Prospectus/Proxy Statement is being furnished in connection with the solicitation of proxies by the MFT Board for use at the Meeting. It is expected that the solicitation of proxies will be primarily by mail. MFT's officers and service providers may also solicit proxies by telephone, facsimile machine, telegraph, the Internet or personal interview. In addition MFT may retain the services of professional solicitors to aid in the solicitation of proxies for a fee. It is anticipated that banks, brokerage houses and other custodians will be requested on behalf of MFT to forward solicitation materials to their principals to obtain authorizations for the execution of proxies. Any Merging Fund Shareholder giving a proxy may revoke it at any time before it is exercised by submitting to MFT a written notice of revocation or a subsequently executed proxy or by attending the Meeting and electing to vote in person.


    Only the Merging Fund Shareholders of record at the close of business on April 6, 2001 will be entitled to vote at the Meeting. On that date, there were outstanding and entitled to be voted 2,106,966.643 Merging Fund Shares. Each share or fraction thereof is entitled to one vote or fraction thereof.


    The presence in person or by proxy of shareholders that own a majority of the outstanding Merging Fund Shares will constitute a quorum for purposes of transacting all business at the Meeting. If a quorum is not present at the Meeting, sufficient votes in favor of the proposals are not received by the time scheduled for the Meeting, or the Merging Fund Shareholders determine to adjourn the Meeting for any other reason, the Merging Fund Shareholders present (in person or proxy) may adjourn the Meeting from time to time, without notice other than announcement at the Meeting. Any such adjournment will require the affirmative vote of the Merging Fund Shareholders holding a majority of the Merging Fund Shares present, in person or by proxy, at the Meeting. The persons named in the Proxy will vote in favor of such adjournment those Merging Fund Shares that they are entitled to vote if such adjournment is necessary to obtain a quorum or if they determine such an adjournment is desirable for any other reason. Business may be conducted once a quorum is present and may continue until adjournment of the Meeting notwithstanding the withdrawal or temporary absence of sufficient Merging Fund Shares to reduce the number present to less than a quorum. If the accompanying proxy is executed and returned in time for the Meeting, the shares covered thereby will be voted in accordance with the proxy on all matters that may properly come before the meeting (or any adjournment thereof).

PROXIES


    All Merging Fund Shares represented by each properly signed proxy received prior to the Meeting will be voted at the Meeting. If a Merging Fund Shareholder specifies how the proxy is to be voted on any of the business to come before the Meeting, it will be voted in accordance with such specifications. If a Merging Fund Shareholder returns its proxy but no direction is made on the proxy, the proxy will be voted FOR each Proposal described in this Combined Prospectus/Proxy Statement. The Merging Fund Shareholders voting to ABSTAIN on the Proposals will be treated as present for purposes of achieving a quorum and in determining the votes cast on the Proposals, but not as having voted FOR (and therefore will have the effect of a vote against) the Proposals. A properly signed proxy on which a broker has indicated that it has no authority to vote on the Proposals on behalf of the beneficial owner (a "broker non-vote") will be treated as present for purposes of achieving a quorum but will not be counted in determining the votes cast on (and therefore will have the effect of a vote against) the Proposals.


    A proxy granted by any Merging Fund Shareholder may be revoked by such Merging Fund Shareholder at any time prior to its use by written notice to MFT, by submission of a later dated Proxy or by voting in person at the Meeting. If any other matters come before the Meeting, proxies will be voted by the persons named as proxies in accordance with their best judgment.

EXPENSES OF PROXY SOLICITATION


    JPMC, and not the Merging Fund or the Surviving Fund (or shareholders of either Fund) will pay the cost of the preparation, printing and mailing to its shareholders of the Combined Prospectus/Proxy Statement, accompanying Notice of Meeting, form of proxy and any supplementary solicitation of its shareholders.



    It is expected that the cost of retaining D. F. King & Co., Inc., to assist in the proxy solicitation process for the fund complex will not exceed $200,000, which cost will be borne by JPMC.


INTERESTED PARTIES


    On the Record Date, the Trustees and officers of MFT as a group owned less than 1% of the outstanding shares of the Merging Fund. On the record date, the name, address and percentage ownership of the persons who owned beneficially more than 5% of the shares of the Merging Fund and the percentage of shares of the Surviving Fund that would be owned by such persons upon consummation of the Reorganization based upon their holdings at April 6, 2001 are as follows:



                                        AMOUNT        PERCENTAGE OF           PERCENTAGE OF
                                      OF SHARES     MERGING FUND OWNED    SURVIVING FUND OWNED
         NAME AND ADDRESS               OWNED         ON RECORD DATE        UPON CONSUMMATION
-----------------------------------  ------------  --------------------   ---------------------
BALSA & CO                           163,726.5350         7.77%                   0.09%
MUTUAL FUNDS UNIT 16 HCB 340
PO BOX 2558
HOUSTON TX 77252-2558
BALSA & CO                           136,319.3770         6.47%                   0.07%
MUTUAL FUNDS UNIT 16 HCB 340
PO BOX 2558
HOUSTON TX 77252-2558



    On the record date, the Trustees and officers of JPMS as a group owned less than 1% of the outstanding shares of the Surviving Fund. On the record date, the name, address and share ownership of the persons who owned beneficially more than 5% of the shares of the Surviving Fund or any class thereof and the percentage of shares of the Surviving Fund or any class thereof that would be owned by such person upon consummation of the Reorganization based upon their holdings at April 6, 2001 were as follows:



                                                      PERCENTAGE OF
                                        AMOUNT        SURVIVING FUND          PERCENTAGE OF
                                      OF SHARES      OWNED ON RECORD      SURVIVING FUND OWNED
         NAME AND ADDRESS               OWNED              DATE             UPON CONSUMMATION
-----------------------------------  ------------  --------------------   ---------------------
MGT CO OF NEW YORK AS AGENT          177,884.2840         5.65%                   0.97%
FOR ANN FAY BARRY
ATTN: SPECIAL PRODUCTS 2/OPS3
500 STANTON CHRISTIANA ROAD
NEWARK, DE 19713-2107
MORGAN GUARANTY TRUST                348,053.1870         11.06%                  1.92%
COMPANY OF NEW YORK AS
AGENT FOR GILLIAN S FULLER IRA
ATTN: SPECIAL PRODUCTS 2/OPS3
500 STANTON CHRISTIANA ROAD
NEWARK, DE 19713-2107
MGT CO OF NEW YORK AS AGENT          232,217.5940         7.38%                   1.28%
FOR CHRISTOPHER & ELIZABETH MULLIN
JTWROS
ATTN: SPECIAL PRODUCTS 2/OPS3
500 STANTON CHRISTIANA ROAD
NEWARK, DE 19713-2107
JP MORGAN FSB                        238,465.0460         7.57%                   1.31%
JOHN S. FARRAND
ATTN: SPECIAL PRODUCTS 2/OPS3
500 STANTON CHRISTIANA ROAD
NEWARK, DE 19713-2107
CHARLES SCHWAB & CO INC.             235,581.9300         7.48%                   1.29%
SPECIAL CUSTODY ACCOUNT FOR
BENEFIT OF CUSTOMERS
ATTN: MUTUAL FUNDS
101 MONTGOMERY ST.
SAN FRANCISCO, CA 94104-4122
MGT CO OF NEW YORK AS AGENT          186,657.8850         5.93%                   1.02%
FOR R B KITAL
ASSET ALLOCATION
ATTN: SPECIAL PRODUCTS 2/OPS3
500 STANTON CHRISTIANA ROAD
NEWARK, DE 19713-2107

                        ADDITIONAL INFORMATION ABOUT MFT

    Information about the Merging Fund is included in its Prospectus, which is incorporated by reference herein. Additional information about the Merging Fund is also included in MFT's Statement of Additional Information which has been filed with the Commission and which is incorporated herein by reference. Copies of the Statement of Additional information may be obtained without charge by calling 1-800-348-4782. MFT is subject to the requirements of the 1940 Act and, in accordance with such requirements, files reports and other information with the Commission. These materials can be inspected and copied at the Public Reference Facilities maintained by the Commission at 450 Fifth Street, N.W., Washington, D.C. 20549, and at the Commission's Regional Offices at 7 World Trade Center, Suite 1300, New York, NY 10048 and 500 West Madison Street, Suite 1400, Chicago, Illinois 60661. Copies of such material can also be obtained from the Public Reference Branch, Office of Consumer Affairs and Information Services, Securities and Exchange Commission, Washington, D.C. 20549, at prescribed rates, and are also available on the Commission's web site at http://www.sec.gov.

                       ADDITIONAL INFORMATION ABOUT JPMS

    Information about the Surviving Fund is included in its Prospectus, which is incorporated by reference and enclosed herein. Additional information about the Surviving Fund is also included in JPMS's Statement of Additional Information which has been filed with the Commission and which is incorporated herein by reference. Copies of the Statement of Additional information may be obtained without charge by calling 1-800-766-7722. JPMS is subject to the requirements of the 1940 Act and, in accordance with such requirements, files reports and other information with the Commission. These materials can be inspected and copied at the Public Reference Facilities maintained by the Commission at 450 Fifth Street, N.W., Washington, D.C. 20549, and at the Commission's Regional Offices at 7 World Trade Center, Suite 1300, New York, NY 10048 and 500 West Madison Street, Suite 1400, Chicago, Illinois 60661. Copies of such material can also be obtained from the Public Reference Branch, Office of Consumer Affairs and Information Services, Securities and Exchange Commission, Washington, D.C. 20549, at prescribed rates, and are also available on the Commission's web site at http://www.sec.gov.

                        FINANCIAL STATEMENTS AND EXPERTS

    The audited financial highlights, financial statements and notes thereto of the Merging Fund and the Surviving Fund for the fiscal year ended August 31, 2000 and April 30, 2000, respectively, are incorporated by reference herein and into the Statement of Additional Information related to this Combined Prospectus/ Proxy Statement. The audited financial highlights, financial statements and notes thereto, as applicable, for the Merging Fund and the Surviving Fund have been incorporated herein by reference in reliance on the report of PricewaterhouseCoopers LLP, independent accountants, given on their authority as experts in auditing and accounting.

    The unaudited financial highlights, financial statements and notes thereto of the Merging Fund and the Surviving Fund for the period ended February 28, 2001 and October 31, 2000, respectively, are incorporated by reference herein and into the Statement of Additional Information related to this Combined Prospectus/ Proxy Statement.

                                 OTHER BUSINESS

    The MFT Board knows of no other business to be brought before the Meeting. However, if any other matters come before the Meeting, it is the intention of the MFT Board that proxies that do not contain specific restrictions to the contrary will be voted on such matters in accordance with the judgment of the persons named in the enclosed form of proxy.

                                   LITIGATION

    Neither MFT nor JPMS is involved in any litigation that would have any material adverse effect upon either the Merging Fund or the Surviving Fund.

                             SHAREHOLDER INQUIRIES

    Shareholder inquiries may be addressed to MFT in writing at the address on the cover page of this Combined Prospectus/Proxy Statement or by telephoning 1-800-348-4782.

                                     * * *

     SHAREHOLDERS WHO DO NOT EXPECT TO BE PRESENT AT THE MEETING ARE REQUESTED TO DATE AND SIGN THE ENCLOSED PROXY AND RETURN IT IN THE ENCLOSED ENVELOPE. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.

                                   APPENDIX A
                      AGREEMENT AND PLAN OF REORGANIZATION


    THIS AGREEMENT AND PLAN OF REORGANIZATION (the "Plan") made this 11th day of May, 2001 by and among Mutual Fund Trust (the "Transferor Trust"), a Massachusetts business trust, on behalf of the JPMorgan California Intermediate Tax Free Fund (formerly, Chase Vista California Intermediate Tax Free Fund) (the "Transferor Portfolio"), J.P. Morgan Series Trust (the "Acquiring Trust"), a Massachusetts business trust, on behalf of the J.P. Morgan California Bond Fund (the "Acquiring Portfolio") and J.P. Morgan & Co.


    WHEREAS, the Board of Trustees of each of the Transferor Trust and the Acquiring Trust has determined that the transfer of all of the assets and liabilities of the Transferor Portfolio to the Acquiring Portfolio is in the best interests of the Transferor Portfolio and the Acquiring Portfolio, as well as the best interests of shareholders of the Transferor Portfolio and the Acquiring Portfolio, and that the interests of existing shareholders would not be diluted as a result of this transaction;

    WHEREAS, each of the Transferor Trust and the Acquiring Trust intends to provide for the reorganization of the Transferor Portfolio (the "Reorganization") through the acquisition by the Acquiring Portfolio of all of the assets, subject to all of the liabilities, of the Transferor Portfolio in exchange for shares of beneficial interest of the Acquiring Portfolio (the "Acquiring Portfolio Shares"), the liquidation of the Transferor Portfolio and the distribution to Transferor Portfolio shareholders of such Acquiring Portfolio Shares, all pursuant to the provisions of Section 368(a)(1) of the Internal Revenue Code of 1986, as amended (the "Code");

    NOW, THEREFORE, in consideration of the mutual promises herein contained, the parties hereto agree as follows:

1. TRANSFER OF ASSETS OF THE TRANSFEROR PORTFOLIO IN EXCHANGE FOR THE ACQUIRING PORTFOLIO SHARES AND LIQUIDATION AND TERMINATION OF THE TRANSFEROR PORTFOLIO

    (a) PLAN OF REORGANIZATION.


      (i) The Transferor Trust on behalf of the Transferor Portfolio listed above, will convey, transfer and deliver to the Acquiring Portfolio all of the then existing assets of the Transferor Portfolio (consisting, without limitation, of portfolio securities and instruments, dividend and interest receivables, cash and other assets). In consideration thereof, the Acquiring Trust on behalf of the Acquiring Portfolio will (A) assume and pay, to the extent that they exist on or after the Effective Time of the Reorganization (as defined in Section 1(b)(i) hereof), all of the obligations and liabilities of the Transferor Portfolio and (B) issue and deliver to the Transferor Portfolio full and fractional shares of beneficial interest of the Acquiring Portfolio, with respect to the Acquiring Portfolio equal to that number of full and fractional Acquiring Portfolio Shares as determined in Section 1(c) hereof. The Acquiring Portfolio Shares issued and delivered to the Transferor Portfolio shall be of the Class A share class in exchange for Class A shares of the Transferor Portfolio, with the amounts of shares of each class to be determined by the parties. Any shares of beneficial interest (if any) of the Transferor Portfolio ("Transferor Portfolio Shares") held in the treasury of the Transferor Trust at the Effective Time of the Reorganization shall thereupon be retired. Such transactions shall take place on the date provided for in Section 1(b) hereof (the "Exchange Date"). All computations for the Transferor Portfolio and the Acquiring Portfolio shall be performed by their respective custodians and J.P. Morgan Chase & Co. The determination of said parties shall be conclusive and binding on all parties in interest.


      (ii) As of the Effective Time of the Reorganization, the Transferor Trust will liquidate and distribute pro rata to its shareholders of record ("Transferor Portfolio Shareholders") as of the Effective Time of the Reorganization the Acquiring Portfolio Shares received by such Transferor Portfolio pursuant to Section 1(a)(i) in actual or constructive exchange for the shares of the Transferor Portfolio held by the Transferor Portfolio shareholders. Such liquidation and distribution will be accomplished by the transfer of the Acquiring Portfolio Shares then credited to the account of the Transferor Portfolio on the books of the Acquiring Portfolio, to open accounts on the share records of the Acquiring Portfolio in the names of the Transferor Portfolio shareholders and representing the respective pro rata number of the Acquiring Portfolio Shares due such shareholders. The Acquiring Portfolio will not issue certificates representing the Acquiring Portfolio Shares in connection with such exchange.

      (iii) As soon as practicable after the Effective Time of the Reorganization, the Transferor Trust shall take all the necessary steps under Massachusetts law, the Transferor Trust's Declaration of Trust and any other applicable law to effect a complete termination of the Transferor Portfolio.

    (b) EXCHANGE DATE AND EFFECTIVE TIME OF THE REORGANIZATION.


      (i) Subject to the satisfaction of the conditions to the Reorganization specified in this Plan, the Reorganization shall occur as of the close of regularly scheduled trading on the New York Stock Exchange (the "Effective Time of the Reorganization") on September 1, 2001, or such later date as may be agreed upon by the parties (the "Exchange Date").


      (ii) All acts taking place on the Exchange Date shall be deemed to take place simultaneously as of the Effective Time of the Reorganization unless otherwise provided.

      (iii) In the event that on the proposed Exchange Date (A) the New York Stock Exchange shall be closed to trading or trading thereon shall be restricted, or (B) trading or the reporting of trading on said Exchange or elsewhere shall be disrupted so that accurate valuation of the net assets of the Acquiring Portfolio or the Transferor Portfolio is impracticable, the Exchange Date shall be postponed until the first business day after the day when trading shall have been fully resumed and reporting shall have been restored.

      (iv) On the Exchange Date, portfolio securities of the Transferor Portfolio shall be transferred by the Custodian to the accounts of the Acquiring Portfolio duly endorsed in proper form for transfer, in such condition as to constitute good delivery thereof in accordance with the custom of brokers, and shall be accompanied by all necessary federal and state stock transfer stamps or a check for the appropriate purchase price thereof.

    (c) VALUATION.

      (i) The net asset value of the shares of the Acquiring Portfolio and the net value of the assets of the Transferor Portfolio to be transferred in exchange therefore shall be determined as of the Effective Time of the Reorganization. The net asset value of the Acquiring Portfolio Shares shall be computed by the Custodian in the manner set forth in the Acquiring Trust's Declaration of Trust or By-laws and then current prospectus and statement of additional information and shall be computed to not less than two decimal places. The net value of the assets of the Transferor Portfolio to be transferred shall be computed by the Custodian by calculating the value of the assets transferred by the Transferor Portfolio and by subtracting therefrom the amount of the liabilities assigned and transferred to the Acquiring Portfolio, said assets and liabilities to be valued in the manner set forth in the Transferor Trust's Declaration of Trust or By-laws and then current prospectus and statement of additional information.

      (ii) The number of Class A shares of the Acquiring Portfolio to be issued (including fractional shares, if any) by the Acquiring Portfolio in exchange for the Transferor Portfolio's assets attributable to the Transferor Portfolio's Class A shares shall be determined by an exchange ratio computed by dividing the net value of the Transferor Portfolio's assets attributable to Class A shares by the net asset value per share of the Class A shares of the Acquiring Portfolio, both as determined in accordance with Section 1(c)(i).

      (iii) All computations of value shall be made by the Custodian in accordance with its regular practice as pricing agent for the Acquiring Portfolio and the Transferor Portfolio.

2. REPRESENTATIONS AND WARRANTIES OF THE ACQUIRING TRUST

The Acquiring Trust represents and warrants as follows:

    (a) ORGANIZATION, EXISTENCE, ETC. The Acquiring Trust is a business trust that is duly organized, validly existing and in good standing under the laws of the Commonwealth of Massachusetts and has the power to carry on its business as it is now being conducted. The Acquiring Portfolio is a validly existing series of shares of such business trust representing interests therein under the laws of Massachusetts. Each of the Acquiring Portfolio and the Acquiring Trust have all necessary federal, state and local authorization to own all of its properties and assets and to carry on its business as now being conducted.

    (b) REGISTRATION AS INVESTMENT COMPANY. The Acquiring Trust is registered under the Investment Company Act of 1940, as amended (the "Act") as an open-end investment company of the management type; such registration has not been revoked or rescinded and is in full force and effect.

    (c) CURRENT OFFERING DOCUMENTS. The current prospectuses and statements of additional information of the Acquiring Trust, as amended, included in the Acquiring Trust's registration statement on Form N-1A filed with the Securities and Exchange Commission, comply in all material respects with the requirements of the Securities Act of 1933, as amended (the "Securities Act") and the Act and do not contain an untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.



    (d) CAPITALIZATION. The Acquiring Trust has an unlimited number of authorized shares of beneficial interest, of which as of October 31, 2000 there were outstanding 2,378,512 Select Class Shares and 11,296,859 Institutional Class Shares of the Acquiring Portfolio, and no shares of such Portfolio were held in the treasury of the Acquiring Trust. All of the outstanding shares of the Acquiring Trust have been duly authorized and are validly issued, fully paid and nonassessable (except as disclosed in the Acquiring Trust's prospectus and recognizing that under Massachusetts law, shareholders of an Acquiring Trust portfolio could, under certain circumstances, be held personally liable for the obligations of such Acquiring Trust portfolio). Because the Acquiring Trust is an open-end investment company engaged in the continuous offering and redemption of its shares, the number of outstanding shares may change prior to the Effective Time of the Reorganization. All of the issued and outstanding shares of the Acquiring Portfolio have been offered and sold in compliance in all material respects with applicable registration requirements of the Securities Act and applicable state securities laws.


    (e) FINANCIAL STATEMENTS. The financial statements of the Acquiring Trust with respect to the Acquiring Portfolio for the fiscal year ended April 30, 2000, which have been audited by PricewaterhouseCoopers LLP, fairly present the financial position of the Acquiring Portfolio as of the dates thereof and the respective results of operations and changes in net assets for each of the periods indicated in accordance with generally accepted accounting principles ("GAAP"). The financial statements of the Acquiring Trust with respect to the Acquiring Portfolio for the fiscal period ended October 31, 2000 fairly present the financial position of the Acquiring Portfolio as of the dates thereof and the respective results of operations and changes in net assets for each of the periods indicated in accordance with GAAP.

    (f) SHARES TO BE ISSUED UPON REORGANIZATION. The Acquiring Portfolio Shares to be issued in connection with the Reorganization will be duly authorized and upon consummation of the Reorganization will be validly issued, fully paid and nonassessable (except as disclosed in the Trust's prospectus and recognizing that under Massachusetts law, shareholders of an Acquiring Trust portfolio could, under certain circumstances, be held personally liable for the obligations of such portfolio).

    (g) AUTHORITY RELATIVE TO THIS PLAN. The Acquiring Trust, on behalf of the Acquiring Portfolio, has the power to enter into this Plan and to carry out its obligations hereunder. The execution and delivery of this Plan and the consummation of the transactions contemplated hereby have been duly authorized by the Acquiring Trust's Board of Trustees and no other proceedings by the Acquiring Trust other than those contemplated under this Plan are necessary to authorize its officers to effectuate this Plan and the transactions contemplated hereby. The Acquiring Trust is not a party to or obligated under any provision of its Declaration of Trust or By-laws, or under any indenture or contract provision or any other commitment or obligation, or subject to any order or decree, which would be violated by or which would prevent its execution and performance of this Plan in accordance with its terms.

    (h) LIABILITIES. There are no liabilities of the Acquiring Portfolio, whether actual or contingent and whether or not determined or determinable, other than liabilities disclosed or provided for in the Acquiring Trust's financial statements with respect to the Acquiring Portfolio and liabilities incurred in the ordinary course of business subsequent to October 31, 2000 or otherwise previously disclosed to the Acquiring Trust with respect to the Acquiring Portfolio, none of which has been materially adverse to the business, assets or results of operations of the Acquiring Portfolio.

    (i) NO MATERIAL ADVERSE CHANGE. Since October 31, 2000, there has been no material adverse change in the financial condition, results of operations, business, properties or assets of the Acquiring Portfolio, other than those occurring in the ordinary course of business (for these purposes, a decline in net asset value and a decline in net assets due to redemptions do not constitute a material adverse change).

    (j) LITIGATION. There are no claims, actions, suits or proceedings pending or, to the knowledge of the Acquiring Trust, threatened which would adversely affect the Acquiring Trust or the Acquiring Portfolio's assets or business or which would prevent or hinder consummation of the transactions contemplated hereby, there are no facts which would form the basis for the institution of administrative proceedings against the Acquiring Trust or the Acquiring Portfolio and, to the knowledge of the Acquiring Trust, there are no regulatory investigations of the Acquiring Trust or the Acquiring Portfolio, pending or threatened, other than routine inspections and audits.

    (k) CONTRACTS. No default exists under any material contract or other commitment to which the Acquiring Trust, on behalf of the Acquiring Portfolio, is subject.

    (l) TAXES. The federal income tax returns of the Acquiring Trust with respect to the Acquiring Portfolio, and all other income tax returns required to be filed by the Acquiring Trust with respect to the Acquiring Portfolio, have been filed and all taxes payable pursuant to such returns have been paid. To the knowledge of the Acquiring Trust, no such return is under audit and no assessment has been asserted in respect of any such return. All federal and other taxes owed by the Acquiring Trust with respect to the Acquiring Portfolio have been paid so far as due. The Acquiring Portfolio has elected to qualify and has qualified as a "regulated investment company" under Subchapter M of the Code as of and since its first taxable year and intends to continue to so qualify.

    (m) NO APPROVALS REQUIRED. Except for the Registration Statement (as defined in Section 4(a) hereof) and the approval of the Transferor Portfolio's shareholders (referred to in Section 6(a) hereof), no consents, approvals, authorizations, registrations or exemptions under federal or state laws are necessary for the consummation by the Acquiring Trust of the Reorganization, except such as have been obtained as of the date hereof.

3. REPRESENTATIONS AND WARRANTIES OF THE TRANSFEROR TRUST

The Transferor Trust represents and warrants as follows:

    (a) ORGANIZATION, EXISTENCE, ETC. The Transferor Trust is a business trust that is duly organized, validly existing and in good standing under the laws of the Commonwealth of Massachusetts and has the power to carry on its business as it is now being conducted. The Transferor Portfolio is a validly existing series of shares of such business trust representing interests therein under the laws of Massachusetts. Each of Transferor Portfolio and the Transferor Trust has all necessary federal, state and local authorization to own all of its properties and assets and to carry on its business as now being conducted.

    (b) REGISTRATION AS INVESTMENT COMPANY. The Transferor Trust is registered under the Act as an open-end investment company of the management type; such registration has not been revoked or rescinded and is in full force and effect.


    (c) CURRENT OFFERING DOCUMENTS. The current prospectuses and statements of additional information of the Transferor Trust, as amended, included in the Transferor Trust's registration statement on Form N-1A filed with the Commission, comply in all material respects with the requirements of the Securities Act and the Act and do not contain an untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.



    (d) CAPITALIZATION. The Transferor Trust has an unlimited number of authorized shares of beneficial interest of which as of October 31, 2000 there were outstanding 1,921,148 Class A shares of the Transferor Portfolio, and no shares of such Portfolio were held in the treasury of the Transferor Trust. All of the outstanding shares of the Transferor Trust have been duly authorized and are validly issued, fully paid and nonassessable (except as disclosed in the Transferor Trust's prospectus and recognizing that under Massachusetts law, shareholders of a Trust portfolio could, under certain circumstances, be held personally liable for the obligations of such Trust portfolio). Because the Transferor Trust is an open-end investment company engaged in the continuous offering and redemption of its shares, the number of outstanding shares may change prior to the Effective Time of the Reorganization. All such shares will, at the Exchange Date, be held by the shareholders of record of the Transferor Portfolio as set forth on the books and records of the Transferor Trust in the amounts set forth therein, and as set forth in any list of shareholders of record provided to the Acquiring Portfolio for purposes of the Reorganization, and no such shareholders of record will have any preemptive rights to purchase any Transferor Portfolio shares, and the Transferor Portfolio does not have outstanding any options, warrants or other rights to subscribe for or purchase any Transferor Portfolio shares (other than any existing dividend reinvestment plans of the Transferor Portfolio or as set forth in this Plan), nor are there outstanding any securities convertible into any shares of the Transferor Portfolio (except pursuant to any existing exchange privileges described in the current prospectus and statement of additional information of the Transferor Trust). All of the Transferor Portfolio's issued and outstanding shares have been offered and sold in compliance in all material respects with applicable registration requirements of the Securities Act and applicable state securities laws.

    (e) FINANCIAL STATEMENTS. The financial statements for the Transferor Trust with respect to the Transferor Portfolio for the fiscal year ended August 31, 2000 which have been audited by PricewaterhouseCoopers LLP fairly present the financial position of the Transferor Portfolio as of the dates thereof and the respective results of operations and changes in net assets for each of the periods indicated in accordance with GAAP. The financial statements of the Transferor Trust with respect to the Transferor Portfolio for the fiscal period ended February 28, 2001 fairly present the financial position of the Transferor Portfolio as of the dates thereof and the respective results of operations and changes in net assets for each of the periods indicated in accordance with GAAP.

    (f) AUTHORITY RELATIVE TO THIS PLAN. The Transferor Trust, on behalf of the Transferor Portfolio, has the power to enter into this Plan and to carry out its obligations hereunder. The execution and delivery of this Plan and the consummation of the transactions contemplated hereby have been duly authorized by the Transferor Trust's Board of Trustees and no other proceedings by the Transferor Trust other than those contemplated under this Plan are necessary to authorize its officers to effectuate this Plan and the transactions contemplated hereby. The Transferor Trust is not a party to or obligated under any provision of its Declaration of Trust or By-laws, or under any indenture or contract provision or any other commitment or obligation, or subject to any order or decree, which would be violated by or which would prevent its execution and performance of this Plan in accordance with its terms.

    (g) LIABILITIES. There are no liabilities of the Transferor Portfolio, whether actual or contingent and whether or not determined or determinable, other than liabilities disclosed or provided for in the Transferor Trust's Financial Statements with respect to the Transferor Portfolio and liabilities incurred in the ordinary course of business subsequent to February 28, 2001 or otherwise previously disclosed to the Transferor Trust with respect to the Transferor Portfolio, none of which has been materially adverse to the business, assets or results of operations of the Transferor Portfolio.

    (h) NO MATERIAL ADVERSE CHANGE. Since February 28, 2001, there has been no material adverse change in the financial condition, results of operations, business, properties or assets of the Transferor Portfolio, other than those occurring in the ordinary course of business (for these purposes, a decline in net asset value and a decline in net assets due to redemptions do not constitute a material adverse change).

    (i) LITIGATION. There are no claims, actions, suits or proceedings pending or, to the knowledge of the Transferor Trust, threatened which would adversely affect the Transferor Trust or the Transferor Portfolio's assets or business or which would prevent or hinder consummation of the transactions contemplated hereby, there are no facts which would form the basis for the institution of administrative proceedings against the Transferor Trust or the Transferor Portfolio and, to the knowledge of the Transferor Trust, there are no regulatory investigations of the Transferor Trust or the Transferor Portfolio, pending or threatened, other than routine inspections and audits.

    (j) CONTRACTS. The Transferor Trust, on behalf of the Transferor Portfolio, is not subject to any contracts or other commitments (other than this Plan) which will not be terminated with respect to the Transferor Portfolio without liability to the Transferor Trust or the Transferor Portfolio as of or prior to the Effective Time of the Reorganization.

    (k) TAXES. The federal income tax returns of the Transferor Trust with respect to the Transferor Portfolio, and all other income tax returns required to be filed by the Transferor Trust with respect to the Transferor Portfolio, have been filed and all taxes payable pursuant to such returns have been paid. To the knowledge of the Transferor Trust, no such return is under audit and no assessment has been asserted in respect of any such return. All federal and other taxes owed by the Transferor Trust with respect to the Transferor Portfolio have been paid so far as due. The Transferor Portfolio has elected to qualify as a "regulated investment company" under Subchapter M of the Code, as of and since its first taxable year, and shall continue to so qualify until the Effective Time of the Reorganization.

    (l) NO APPROVALS REQUIRED. Except for the Registration Statement (as defined in Section 4(a) hereof) and the approval of the Transferor Portfolio's shareholders referred to in Section 6(a) hereof, no consents, approvals, authorizations, registrations or exemptions under federal or state laws are necessary for the consummation by the Transferor Trust of the Reorganization, except such as have been obtained as of the date hereof.

4. COVENANTS OF THE ACQUIRING TRUST

The Acquiring Trust covenants to the following:

    (a) REGISTRATION STATEMENT. On behalf of the Acquiring Portfolio, the Acquiring Trust shall file with the Commission a Registration Statement on Form N-14 (the "Registration Statement") under the Securities Act relating to the Acquiring Portfolio Shares issuable hereunder and the proxy statement of the Transferor Portfolio relating to the meeting of the Transferor Portfolio's shareholders referred to in Section 5(a) herein. At the time the Registration Statement becomes effective, the Registration Statement (i) will comply in all material respects with the provisions of the Securities Act and the rules and regulations of the Commission thereunder (the "Regulations") and (ii) will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; and at the time the Registration Statement becomes effective, at the time of the Transferor Portfolio shareholders' meeting referred to in
Section 5(a) hereof, and at the Effective Time of the Reorganization, the prospectus/proxy statement (the "Prospectus") and statement of additional information (the "Statement of Additional Information") included therein, as amended or supplemented by any amendments or supplements filed by the Trust, will not contain an untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

    (b) COOPERATION IN EFFECTING REORGANIZATION. The Acquiring Trust agrees to use all reasonable efforts to effectuate the Reorganization, to continue in operation thereafter, and to obtain any necessary regulatory approvals for the Reorganization. The Acquiring Trust shall furnish such data and information relating to the Acquiring Trust as shall be reasonably requested for inclusion in the information to be furnished to the Transferor Portfolio shareholders in connection with the meeting of the Transferor Portfolio's shareholders for the purpose of acting upon this Plan and the transactions contemplated herein.

    (c) OPERATIONS IN THE ORDINARY COURSE. Except as otherwise contemplated by this Plan, the Acquiring Trust shall conduct the business of the Acquiring Portfolio in the ordinary course until the consummation of the Reorganization, it being understood that such ordinary course of business will include the declaration and payment of customary dividends and distributions.

5. COVENANTS OF THE TRANSFEROR TRUST

The Transferor Trust covenants to the following:

    (a) MEETING OF THE TRANSFEROR PORTFOLIO'S SHAREHOLDERS. The Transferor Trust shall call and hold a meeting of the shareholders of the Transferor Portfolio for the purpose of acting upon this Plan and the transactions contemplated herein.

    (b) PORTFOLIO SECURITIES. With respect to the assets to be transferred in accordance with Section 1(a), the Transferor Portfolio's assets shall consist of all property and assets of any nature whatsoever, including, without limitation, all cash, cash equivalents, securities, claims and receivables (including dividend and interest receivables) owned, and any deferred or prepaid expenses shown as an asset on the Transferor Trust's books maintained on behalf of the Transferor Portfolio. At least five (5) business days prior to the Exchange Date, the Transferor Portfolio will provide the Acquiring Trust, for the benefit of the Acquiring Portfolio, with a list of its assets and a list of its stated liabilities. The Transferor Portfolio shall have the right to sell any of the securities or other assets shown on the list of assets prior to the Exchange Date but will not, without the prior approval of the Acquiring Trust, on behalf of the Acquiring Portfolio, acquire any additional securities other than securities which the Acquiring Portfolio is permitted to purchase, pursuant to its investment objective and policies or otherwise (taking into consideration its own portfolio composition as of such date). In the event that the Transferor Portfolio holds any investments that the Acquiring Portfolio would not be permitted to hold, the Transferor Portfolio will dispose of such securities prior to the Exchange Date to the extent practicable, to the extent permitted by its investment objective and policies and to the extent that its shareholders would not be materially affected in an adverse manner by such a disposition. In addition, the Transferor Trust will prepare and deliver immediately prior to the Effective Time of the Reorganization, a Statement of Assets and Liabilities of the Transferor Portfolio, prepared in accordance with GAAP (each, a "Schedule"). All securities to be listed in the Schedule for the Transferor Portfolio as of the Effective Time of the Reorganization will be owned by the Transferor Portfolio free and clear of any liens, claims, charges, options and encumbrances, except as indicated in such Schedule, and, except as so indicated, none of such securities is or, after the Reorganization as contemplated hereby, will be subject to any restrictions, legal or contractual, on the disposition thereof (including restrictions as to the public offering or sale thereof under the Securities Act) and, except as so indicated, all such securities are or will be readily marketable.

    (c) REGISTRATION STATEMENT. In connection with the preparation of the Registration Statement, the Transferor Trust will cooperate with the Acquiring Trust and will furnish to the Acquiring Trust the information relating to the Transferor Portfolio required by the Securities Act and the Regulations to be set forth in the Registration Statement (including the Prospectus and Statement of Additional Information). At the time the Registration Statement becomes effective, the Registration Statement, insofar as it relates to the Transferor Portfolio, (i) will comply in all material respects with the provisions of the Securities Act and the Regulations and (ii) will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; and at the time the Registration Statement becomes effective, at the time of the Transferor Portfolio's shareholders' meeting referred to in Section 5(a) and at the Effective Time of the Reorganization, the Prospectus and Statement of Additional Information, as amended or supplemented by any amendments or supplements filed by the Transferor Trust, insofar as they relate to the Transferor Portfolio, will not contain an untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that the representations and warranties in this subSection shall apply only to statements in or omissions from the Registration Statement, Prospectus or Statement of Additional Information made in reliance upon and in conformity with information furnished by the Transferor Portfolio for use in the registration statement, prospectus or statement of additional information as provided in this
Section 5(c).

    (d) COOPERATION IN EFFECTING REORGANIZATION. The Transferor Trust agrees to use all reasonable efforts to effectuate the Reorganization and to obtain any necessary regulatory approvals for the Reorganization.

    (e) OPERATIONS IN THE ORDINARY COURSE. Except as otherwise contemplated by this Plan, the Transferor Trust shall conduct the business of the Transferor Portfolio in the ordinary course until the consummation of the Reorganization, it being understood that such ordinary course of business will include the declaration and payment of customary dividends and distributions.

    (f) STATEMENT OF EARNINGS AND PROFITS. As promptly as practicable, but in any case within 60 days after the Exchange Date, the Transferor Trust on behalf of the Transferor Portfolio, shall prepare a statement of the earnings and profits of the Transferor Portfolio for federal income tax purposes, and of any capital loss carryovers and other items that the Acquiring Portfolio will succeed to and take into account as a result of Section 381 of the Code.

6. CONDITIONS PRECEDENT TO OBLIGATIONS OF THE TRANSFEROR TRUST

The obligations of the Transferor Trust with respect to the consummation of the Reorganization are subject to the satisfaction of the following conditions:

    (a) APPROVAL BY THE TRANSFEROR PORTFOLIO'S SHAREHOLDERS. This Plan and the transactions contemplated by the Reorganization shall have been approved by the requisite vote of the shares of the Transferor Portfolio entitled to vote on the matter ("Transferor Shareholder Approval").

    (b) COVENANTS, WARRANTIES AND REPRESENTATIONS. The Acquiring Trust shall have complied with each of its covenants contained herein, each of the representations and warranties contained herein shall be true in all material respects as of the Effective Time of the Reorganization (except as otherwise contemplated herein), and there shall have been no material adverse change (as described in Section 2(i)) in the financial condition, results of operations, business, properties or assets of the Acquiring Portfolio since October 31, 2000.

    (c) REGULATORY APPROVAL. The Registration Statement shall have been declared effective by the Commission and no stop orders under the Securities Act pertaining thereto shall have been issued, and all other approvals, registrations, and exemptions under federal and state laws considered to be necessary shall have been obtained (collectively, the "Regulatory Approvals").


    (d) TAX OPINION. The Transferor Trust shall have received the opinion of Simpson Thacher & Bartlett, dated on or before the Exchange Date, addressed to and in form and substance satisfactory to the Transferor Trust, as to certain of the federal income tax consequences under the Code of the Reorganization, insofar as it relates to the Transferor Portfolio and the Acquiring Portfolio, and to shareholders of the Transferor Portfolio (the "Tax Opinion"). For purposes of rendering the Tax Opinion, Simpson Thacher & Bartlett may rely exclusively and without independent verification, as to factual matters, upon the statements made in this

Plan, the Prospectus and Statement of Additional Information, and upon such other written representations as the President or Treasurer of the Transferor Trust will have verified as of the Effective Time of the Reorganization. The Tax Opinion will be to the effect that, based on the facts and assumptions stated therein, for federal income tax purposes: (i) the Reorganization will constitute a reorganization within the meaning of Section 368(a)(1) of the Code with respect to the Transferor Portfolio and the Acquiring Portfolio; (ii) no gain or loss will be recognized by any of the Transferor Portfolio or the Acquiring Portfolio upon the transfer of all the assets and liabilities, if any, of the Transferor Portfolio to the Acquiring Portfolio solely in exchange for shares of the Acquiring Portfolio or upon the distribution of the shares of the Acquiring Portfolio to the holders of the shares of the Transferor Portfolio solely in exchange for all of the shares of the Transferor Portfolio; (iii) no gain or loss will be recognized by shareholders of the Transferor Portfolio upon the exchange of shares of such Transferor Portfolio solely for shares of the Acquiring Portfolio; (iv) the holding period and tax basis of the shares of the Acquiring Portfolio received by each holder of shares of the Transferor Portfolio pursuant to the Reorganization will be the same as the holding period and tax basis of shares of the Transferor Portfolio held by such holder immediately prior to the Reorganization (provided the shares of the Transferor Portfolio were held as a capital asset on the date of the Reorganization); and
(v) the holding period and tax basis of the assets of the Transferor Portfolio acquired by the Acquiring Portfolio will be the same as the holding period and tax basis of those assets to the Transferor Portfolio immediately prior to the Reorganization.


7. CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING TRUST

The obligations of the Acquiring Trust with respect to the consummation of the Reorganization are subject to the satisfaction of the following conditions:

    (a) APPROVAL BY THE TRANSFEROR PORTFOLIO'S SHAREHOLDERS.The Transferor Shareholder Approval shall have been obtained.

    (b) COVENANTS, WARRANTIES AND REPRESENTATIONS. The Transferor Trust shall have complied with each of its covenants contained herein, each of the representations and warranties contained herein shall be true in all material respects as of the Effective Time of the Reorganization (except as otherwise contemplated herein), and there shall have been no material adverse change (as described in Section 3(h)) in the financial condition, results of operations, business, properties or assets of the Transferor Portfolio since February 28, 2001.

    (c) PORTFOLIO SECURITIES. All securities to be acquired by the Acquiring Portfolio in the Reorganization shall have been approved for acquisition by J.P. Morgan Investment Management Inc. ("JPMIM"), in its capacity as investment adviser to the Acquiring Portfolio, as consistent with the investment policies of the Acquiring Portfolio.

    (d)  REGULATORY APPROVAL. The Regulatory Approvals shall have been obtained.

    (e) DISTRIBUTION OF INCOME AND GAINS. The Transferor Trust on behalf of the Transferor Portfolio shall have distributed to the shareholders of the Transferor Portfolio all of the Transferor Portfolio's investment company taxable income (determined without regard to the deduction for dividends paid) as defined in Section 852(b)(2) of the Code for its taxable year ending on the Exchange Date and all of its net capital gain as such term is used in
Section 852(b)(3) of the Code, after reduction by any capital loss carry forward, for its taxable year ending on the Exchange Date.

    (f)  TAX OPINION. The Acquiring Trust shall have received the Tax Opinion.

8. AMENDMENTS; TERMINATIONS; NO SURVIVAL OF COVENANTS, WARRANTIES AND REPRESENTATIONS

    (a) AMENDMENTS. The parties hereto may, by agreement in writing authorized by their respective Boards of Trustees amend this Plan at any time before or after approval hereof by the shareholders of the Transferor Portfolio, but after such approval, no amendment shall be made which substantially changes the terms hereof.

    (b) WAIVERS. At any time prior to the Effective Time of the Reorganization, either the Transferor Trust or the Acquiring Trust may by written instrument signed by it (i) waive any inaccuracies in the representations and warranties made to it contained herein and (ii) waive compliance with any of the covenants or conditions made for its benefit contained herein, except that conditions set forth in Sections 6(c) and 7(d) may not be waived.

    (c) TERMINATION BY THE TRANSFEROR TRUST. The Transferor Trust, on behalf of the Transferor Portfolio, may terminate this Plan with respect to the Transferor Portfolio at any time prior to the Effective Time of the Reorganization by notice to the Acquiring Trust and JPMIM if (i) a material condition to the performance of the Transferor Trust hereunder or a material covenant of the Acquiring Trust contained herein shall not be fulfilled on or before the date specified for the fulfillment thereof or (ii) a material default or material breach of this Plan shall be made by the Acquiring Trust. In addition, this Plan may be terminated by the Transferor Trust at any time prior to the Effective Time of the Reorganization, whether before or after approval of this Plan by the shareholders of the Transferor Portfolio, without liability on the part of any party hereto, its Trustees, officers or shareholders or J.P. Morgan Fleming Asset Management (USA) Inc. on notice to the other parties in the event that the Board of Trustees determines that proceeding with this Plan is not in the best interests of the shareholders of the Transferor Portfolio.

    (d) TERMINATION BY THE ACQUIRING TRUST. The Acquiring Trust, on behalf of the Acquiring Portfolio, may terminate this Plan with respect to the Acquiring Portfolio at any time prior to the Effective Time of the Reorganization by notice to the Transferor Trust and JPMorgan Fleming Asset Management (USA) Inc. if (i) a material condition to the performance of the Acquiring Trust hereunder or a material covenant of the Transferor Trust contained herein shall not be fulfilled on or before the date specified for the fulfillment thereof or (ii) a material default or material breach of this Plan shall be made by the Transferor Trust. In addition, this Plan may be terminated by the Acquiring Trust at any time prior to the Effective Time of the Reorganization, whether before or after approval of this Plan by the shareholders of the Transferor Portfolio, without liability on the part of any party hereto, its Trustees, officers or shareholders or JPMIM on notice to the other parties in the event that the Board of Trustees determines that proceeding with this Plan is not in the best interests of the shareholders of the Acquiring Portfolio.

    (e) SURVIVAL. No representations, warranties or covenants in or pursuant to this Plan, except for the provisions of Section 5(f) and Section 9 of this Plan, shall survive the Reorganization.

9. EXPENSES


The expenses of the Reorganization will be borne by JPMorgan Chase & Co. Such expenses include, without limitation, (i) expenses incurred in connection with the entering into and the carrying out of the provisions of this Plan;
(ii) expenses associated with the preparation and filing of the Registration Statement; (iii) fees and expenses of preparing and filing such forms as are necessary under any applicable state securities laws in connection with the Reorganization; (iv) postage; (v) printing; (vi) accounting fees; (vii) legal fees and (viii) solicitation costs relating to the Reorganization. In addition, JPMC or an affiliate will waive fees payable to it or reimburse expenses to the extent necessary such that the actual (post-waiver) total expense ratios of the Select Class Shares and Institutional Class Shares of the Acquiring Portfolio are not higher than those set forth in the Registration Statement for a period of three years, or one year with respect to the Class A Shares, after the Exchange Date.


10. NOTICES

Any notice, report, statement or demand required or permitted by any provision of this Plan shall be in writing and shall be given by hand, certified mail or by facsimile transmission, shall be deemed given when received and shall be addressed to the parties hereto at their respective addresses listed below or to such other persons or addresses as the relevant party shall designate as to itself from time to time in writing delivered in like manner:

if to the Transferor Trust (for itself or on behalf of the Transferor
Portfolio):

1211 Avenue of the Americas,
41st Floor
New York, New York 10036

with a copy to:

Simpson Thacher & Bartlett
425 Lexington Avenue
New York, New York 10017
Attention: Sarah E. Cogan, Esq.

if to the Acquiring Trust (for itself or on behalf of the Acquiring Portfolio):

60 State Street
Suite 1300
Boston, Massachusetts 02109

with a copy to:

Sullivan & Cromwell
125 Broad Street
New York, New York 10004
Attention: John E. Baumgardner, Jr., Esq.


if to the adviser of the Transferor Trust:



522 Fifth Avenue
New York, NY 10036



if to the adviser of the Acquiring Trust:



522 Fifth Avenue
New York, NY 10036



if to J.P. Morgan Chase & Co.:



522 Fifth Avenue
New York, NY 10036


11. RELIANCE

    All covenants and agreements made under this Plan shall be deemed to have been material and relied upon by the Transferor Trust and the Acquiring Trust notwithstanding any investigation made by such party or on its behalf.

12. HEADINGS; COUNTERPARTS; GOVERNING LAW; ASSIGNMENT

    (1) The section and paragraph headings contained in this Plan are for reference purposes only and shall not affect in any way the meaning or interpretation of this Plan.

    (2) This Plan may be executed in any number of counterparts, each of which shall be deemed an original.

    (3) This Plan shall be governed by and construed in accordance with the laws of The State of New York.

    (4) This Plan shall bind and inure to the benefit of the Transferor Trust, the Transferor Portfolio, the Acquiring Trust and the Acquiring Portfolio and their respective successors and assigns, but no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other parties. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm or corporation, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Plan.

    (5) The name "Mutual Fund Trust" is the designation of its Trustees under a Declaration of Trust dated February 1, 1994, as amended, and all persons dealing with the Transferor Trust must look solely to the Transferor Trust's property for the enforcement of any claims against the Transferor Trust, as none of the Transferor Trustees, officers, agents or shareholders assumes any personal liability for obligations entered into on behalf of the Transferor Trust. No series of the Transferor Trust shall be liable for claims against any other series of the Transferor Trust.

    (6) The name "JPMorgan Series Trust" is the designation of its Trustees under a Declaration of Trust dated November August 15, 1996, as amended, and all persons dealing with the Acquiring Trust must look solely to the Acquiring Trust's property for the enforcement of any claims against the Acquiring Trust, as none of the Acquiring Trustees, officers, agents or shareholders assumes any personal liability for obligations entered into on behalf of the Acquiring Trust. No series of the Acquiring Trust shall be liable for claims against any other series of the Acquiring Trust.

IN WITNESS WHEREOF, the undersigned have executed this Plan as of the date first above written.


                                                   J.P. MORGAN SERIES TRUST

                                                   on behalf of J.P. Morgan California Bond Fund

                                                   By:  /s/ Sharon Weinberg
                                                        --------------------------------------------
                                                        Name: Sharon Weinberg
                                                        Title: Vice President & Secretary

                                                   MUTUAL FUND TRUST

                                                   on behalf of JPMorgan California Intermediate Tax
                                                   Free Fund

                                                   By:  /s/ Fergus Reid, III
                                                        --------------------------------------------
                                                        Name: Fergus Reid, III
                                                        Title: Chairman

Agreed and acknowledged with respect to
Section 9:

J.P. MORGAN CHASE & CO.

By:  /s/ George Gatch
     --------------------------------------------
     Name: George Gatch
     Title: Managing Director

                       STATEMENT OF ADDITIONAL INFORMATION

                       (SPECIAL MEETING OF SHAREHOLDERS OF
                 JPMORGAN CALIFORNIA INTERMEDIATE TAX FREE FUND
         (FORMERLY, CHASE VISTA CALIFORNIA INTERMEDIATE TAX FREE FUND),
                         A SERIES OF MUTUAL FUND TRUST)

         This Statement of Additional Information is not a prospectus but should be read in conjunction with the Combined Prospectus/Proxy Statement dated May 12, 2001 for the Special Meeting of Shareholders of the Merging Fund to be held on July 3, 2001. Copies of the Combined Prospectus/Proxy Statement may be obtained at no charge by calling JPMorgan California Bond Fund at 1-800-348-4782.

         Unless otherwise indicated, capitalized terms used herein and not otherwise defined have the same meanings as are given to them in the Combined Prospectus/Proxy Statement.

         Further information about the Surviving Fund and the Merging Fund is contained in each of JPMS's and MFT's Statements of Additional Information which are incorporated herein by reference.

         The date of this Statement of Additional Information is May 12, 2001.

                               GENERAL INFORMATION

         The Shareholders of the Merging Fund are being asked to consider and vote on two proposals.

         With respect to an Agreement and Plan of Reorganization (the "Reorganization Plan") dated as of May 11, 2001 by and among MFT, on behalf of the Merging Fund, JPMS, on behalf of the Surviving Fund, and JPMC and the transactions contemplated thereby, the Reorganization Plan contemplates the transfer of all of the assets and liabilities of the Merging Fund to the Surviving Fund in exchange for shares issued by JPMS in the Surviving Fund that will have an aggregate net asset value equal to the aggregate net asset value of the shares of the Merging Fund that are outstanding immediately before the Effective Time of the Reorganization.

         Following the exchange, the Merging Fund will make a liquidating distribution of the Surviving Fund shares to its Shareholders, so that a holder of Class A Shares in the Merging Fund will receive Class A Shares of the Surviving Fund of equal value, plus the right to receive any unpaid dividends and distributions that were declared before the Effective Time of the Reorganization.

         At the Meeting, shareholders will also be asked to consider and vote upon the election of Trustees of MFT.

         A Special Meeting of Shareholders of the Merging Fund to consider the proposals and the related transaction will be held at the offices of J.P. Morgan Chase & Co., 1211 Avenue of the Americas, 41st Floor, New York, NY on July 3, 2001 at 9:00 a.m., Eastern time. For further information about the transaction, see the Combined Prospectus/Proxy Statement.

                             FINANCIAL STATEMENTS

         The audited financial highlights, financial statements and notes thereto of the Merging Fund contained in its Annual Report dated August 31, 2000 are incorporated by reference into this Statement of Additional Information related to this Combined Prospectus/Proxy Statement. The audited financial highlights, financial statements and notes thereto of the Surviving Fund contained in its Annual Report dated April 30, 2000 are incorporated by reference into this Statement of Additional Information related to this Combined Prospectus/Proxy Statement. The audited financial highlights, financial statements and notes thereto which appear in each of the Merging Fund's and the Surviving Fund's Annual Report have been audited by PricewaterhouseCoopers LLP, whose reports thereon also appear in such Annual Reports and are also incorporated herein by reference. The financial highlights, financial statements and notes thereto for the Merging Fund for the fiscal year ended August 31, 2000 and for the Surviving Fund for the fiscal year ended April 30, 2000 have been incorporated herein by reference in reliance on the report of PricewaterhouseCoopers LLP, independent accountants, given on their authority as experts in auditing and accounting.

         The unaudited financial highlights, financial statements and notes thereto of the Merging Fund contained in its Semi-Annual Report dated February 28, 2001 are incorporated by reference into this Statement of Additional Information related to this Combined Prospectus/Proxy Statement. The unaudited financial highlights, financial statements and notes thereto of the Surviving Fund contained in its Semi-Annual Report dated October 31, 2000 are incorporated by reference into this Statement of Additional Information related to this Combined Prospectus/Proxy Statement.

                                                                                  PRINCIPAL AMOUNT
                                                        -------------------------------------------------------------------
                                                                                                               PRO FORMA
                                                                                                                COMBINED
                                                          JPMORGAN                                              JPMORGAN
                                                         CALIFORNIA       J. P. MORGAN                       CALIFORNIA TAX
                                                        INTERMEDIATE       CALIFORNIA         PRO FORMA       FREE INCOME
                                                        TAX FREE FUND(1)    BOND FUND        ADJUSTMENTS          FUND
                                                        -------------     -------------     -------------     -------------
MUNICIPALS -                  84.2%
------------

CALIFORNIA -                  66.5%
Anaheim Public Financing Auth. Tax Allocation Rev.,
4.20%, 11/28/00(MBIA)(Auction Rate Debt Bond)(v)                                  2,100                               2,100
Bell Community Redevelopment Agency, California,
Bell Redevelopment Project Area, Ser. B, Tax
Allocation, 6.30%, 11/01/13                                       250                                                   250
California Department of Water Resources Center
Valley Project Rev., Series 1992 J-3,(Water
Systems), 7.00%, 12/1/12                                                          2,000                               2,000
California Educational Facilities Auth.Rev.,
(Pomona College), 6.00%, 2/15/17Partially
Prerefunded at 102% of Par                                                        5,000                               5,000
California Educational Facilities Auth.Rev.,
Series 1997 A, (University of SouthernCalifornia),
5.60%, 10/1/06                                                                    1,100                               1,100
California Educational Facilities Auth.Rev.,
Series 1997 B, (Pooled University andCollege
Projects), 6.75%, 4/1/07                                                            525                                 525
California Educational Facilities Authority,
Stanford University, Ser. P, Rev., 5.25%, 12/01/13                750                                                   750
California GO, 6.25%, 10/1/19, Partially
Prerefunded at 102% of Par (MBIA)                                                 2,000                               2,000
California GO, 6.75%, 8/1/12                                                      3,000                               3,000
California GO, 6.80%, 4/1/03                                                      1,000                               1,000
California Health Facilities Financing Authority
Semi-Annual, 5.00% 09/01/10                                        50                                                    50
California Housing Finance Agency Rev.,
Series 1996 E, (Home Mortgage), 5.30%,
8/1/20(MBIA) (FHA)                                                                  970                                 970
California Housing Finance Agency Rev.,
Series 1997 I, (Home Mortgage), 4.95%,
8/1/28(MBIA)                                                                      2,950                               2,950
California State Semi-Annual, 5.00%, 10/01/13                     300                                                   300
California State GO, 6.50%, 2/1/08                                                1,000                               1,000
California State, GO, 6.25%, 10/01/19                             600                                                   600
California State, Public Works Board, Ser. A,
Rev., 6.00%, 09/01/01                                             250                                                   250
California Statewide Communities Development Auth.
6.00%, 7/1/09                                                                     2,360                               2,360
Central Valley Financing Auth. Cogeneration
Project Rev., (Carson ICE-GEN Project),6.20%,
7/1/20, Prerefunded at 102% of Par                                                2,000                               2,000
Contra Costa Transportation Auth. SalesTax Rev.,
Series 1993 A, 6.00%, 3/1/06(FGIC)                                                1,500                               1,500
Contra Costa, California, Water District, Ser. G,
Rev., 5.75%, 10/01/14                                           1,850                                                 1,850
Corona Community Facilities District Rev.,
(Eagle Glen), 5.75%, 9/1/16                                                       2,505                               2,505
El Monte City School District Rev., Series 2000 A,
6.25%, 5/1/20(FSA)                                                                1,535                               1,535
Fallbrook, California, Unified High School District,
San Diego County, GO, 5.375%, 09/01/12                          1,000                                                 1,000
Foothill, Eastern Corridor Agency Toll Road Rev.,
Series 1995 A, 6.00%, 1/1/34,Prerefunded at 100%
of Par                                                                            1,000                               1,000
Foothill/Eastern Corridor Agency, California Toll
Road, Rev., 5.00%, 01/15/06                                       750                                                   750
Fullerton University Foundation, California,
Auxiliary Organization, Ser. A, Rev., 5.50%,
07/01/10                                                          100                                                   100
Fullerton University Foundation, California,
Auxiliary Organization, Ser. A, Rev., 5.50%,
07/01/11                                                          100                                                   100
Glendora California Unified School District Capital
Appreciation Semi-Annual 0.000% 09/01/15                          200                                                   200
Golden West Schools Financing Authority, California,
Ser. A, Rev., 5.80%, 02/01/16                                     570                                                   570
La Quinta Redevelopment Agency Tax Allocation,
(Redevelopment Project No. 1),7.30%, 9/1/11(MBIA)                                   600                                 600
Laguna Salada Union School District GO,
Series 2000 C, 5.78%, 8/1/29(FGIC)(y)                                             3,085                               3,085
Long Beach Harbor Rev., 6.00%,5/15/06(MBIA)                                       1,000                               1,000
Los Angeles California CTFS PARTN American
Semi-Annual 4.70% 11/01/30                                        300                                                   300
Los Angeles California Unified School District
Series B Semi-Annual 5.375% 07/01/12                               25                                                    25
Los Angeles Community Redevelopment Agency
Tax Allocation, Series 1997 I,(Central Business
District), 5.00%, 11/15/01                                                        2,000                               2,000
Los Angeles County Pension Obligation,Series 1994 A,
8.30%, 6/30/02(FSA)                                                               1,000                               1,000
Los Angeles County Public Works Financing Auth.
Lease Rev., Series 1997 B,(Multiple Capital
Facilities Project V), 6.00%,12/1/07(AMBAC)                                       1,000                               1,000
Los Angeles County Transportation Commission Sales
Tax Rev., Series 1992 B,5.88%, 7/1/02(FGIC)                                       1,000                               1,000
Los Angeles Department of Water &Power Electric
Plant Rev., SecondIssue, 5.75%, 11/15/02                                          1,000                               1,000
Los Angeles, (Sonnenblick Del RioWest L.A.), 6.13%,
11/1/15(AMBAC)                                                                    5,110                               5,110
Los Angeles, California, Unified School District,
Ser. A, GO, 6.00%, 07/01/15                                       125                                                   125
Modesto Irrigation District Financing Auth. Rev.,
Series 1996 A 5.45%, 10/1/07(MBIA)                                                1,000                               1,000
Montebello Community Redevelopment Agency Tax
Allocation Rev., Series 1999 B,(Montebello Hills),
5.74%, 3/1/23(MBIA)(y)                                                            1,200                               1,200
Newark Unified School District,Series 2000 C, 5.49%,
8/1/16(FSA)(y)                                                                    1,160                               1,160
Newark Unified School District,Series 2000 C,
5.64%,8/1/17(FSA)(y)                                                              1,205                               1,205
Newark Unified School District,Series 2000 C, 5.67%,
8/1/20(FSA)(y)                                                                    1,370                               1,370
Newark Unified School District,Series 2000 C, 5.69%,
8/1/18(FSA)(y)                                                                    1,265                               1,265
Newark Unified School District,Series 2000 C, 5.71%,
8/1/19(FSA)(y)                                                                    1,305                               1,305
Newark Unified School District,Series 2000 C, 5.73%,
8/1/21(FSA)(y)                                                                    1,445                               1,445
Northern California Power Agency, Public Power,
Ser. A, 5.80%, 07/01/09                                           900                                                   900
Oakland, California, State Building Authority,
Elihu M. Harris, Ser. A, Rev., 5.25%, 04/01/09                    250                                                   250
Orange County Local TransportationAuth. Sales Tax
Rev., Series1998 A, 5.25%, 2/15/05(MBIA)                                          1,000                               1,000
Orange County Public Financing Auth.Waste Management
System Rev., 5.75%, 12/1/09(AMBAC)                                                2,000                               2,000
Port Oakland, California, Ser. K, Rev., 5.25%,
11/01/07                                                          425                                                   425
Richmond GO, Series 1999 A, (LimitedObligation
Pension), 7.02%, 8/1/05(MBIA)                                                     1,210                               1,210
Richmond, California, Wastewater, Rev., 5.20%,
08/01/11                                                           35                                                    35
Riverside County Public FinancingAuth. Lease Rev.,
Series 2000 A,(Open Space Notes), 5.00%, 4/1/02                                   3,500                               3,500
Riverside County TransportationCommission Sales Tax
Rev.,Series 1996 A, 6.00%, 6/1/09(FGIC)                                           1,250                               1,250
Sacramento County, California, Sanitation District,
Financing Authority, Ser. A, Rev., 5.75%, 12/01/10                150                                                   150
Sacramento County, California, Sanitation District,
Financing Authority, Ser. A, Rev., 5.25%, 10/01/12                250                                                   250
Sacramento Regional County SanitationDistrict,
5.00%, 8/1/04                                                                     1,200                               1,200
Sacramento, California, City Unified School
District, Ser. A, GO, 5.00%, 07/01/02                              20                                                    20
Sacramento, California, Public Facilities Project,
COP, 6.00%, 07/01/12                                              900                                                   900
San Bernardino Single Family MortgageRev.,
Series 1990 A, 7.50%, 5/1/23(FHA)                                                 1,000                               1,000
San Bruno Park, California, School District, Capital
Appreciation, Ser. B., GO, 0.00%, 08/01/14                        515                                                   515
San Bruno Park, California, School District, Capital
Appreciation, Ser. B., GO, 0.00%, 08/01/15                        550                                                   550

                                                                                         VALUE
                                                        -------------------------------------------------------------------
                                                                                                               PRO FORMA
                                                                                                                COMBINED
                                                          JPMORGAN                                              JPMORGAN
                                                         CALIFORNIA       J. P. MORGAN                       CALIFORNIA TAX
                                                        INTERMEDIATE       CALIFORNIA         PRO FORMA       FREE INCOME
                                                        TAX FREE FUND(1)    BOND FUND        ADJUSTMENTS          FUND
                                                        -------------     -------------     -------------     -------------
MUNICIPALS -                  84.2%
------------

CALIFORNIA -                  66.5%
Anaheim Public Financing Auth. Tax Allocation Rev.,
4.20%, 11/28/00(MBIA)(Auction Rate Debt Bond)(v)                                  2,100                               2,100
Bell Community Redevelopment Agency, California,
Bell Redevelopment Project Area, Ser. B, Tax
Allocation, 6.30%, 11/01/13                                       269                                                   269
California Department of Water Resources Center
Valley Project Rev., Series 1992 J-3,(Water
Systems), 7.00%, 12/1/12                                                          2,428                               2,428
California Educational Facilities Auth.Rev.,
(Pomona College), 6.00%, 2/15/17Partially
Prerefunded at 102% of Par                                                        5,198                               5,198
California Educational Facilities Auth.Rev.,
Series 1997 A, (University of SouthernCalifornia),
5.60%, 10/1/06                                                                    1,177                               1,177
California Educational Facilities Auth.Rev.,
Series 1997 B, (Pooled University andCollege
Projects), 6.75%, 4/1/07                                                            579                                 579
California Educational Facilities Authority,
Stanford University, Ser. P, Rev., 5.25%, 12/01/13                798                                                   798
California GO, 6.25%, 10/1/19, Partially
Prerefunded at 102% of Par (MBIA)                                                 2,100                               2,100
California GO, 6.75%, 8/1/12                                                      3,555                               3,555
California GO, 6.80%, 4/1/03                                                      1,061                               1,061
California Health Facilities Financing Authority
Semi-Annual, 5.00% 09/01/10                                        50                                                    50
California Housing Finance Agency Rev.,
Series 1996 E, (Home Mortgage), 5.30%,
8/1/20(MBIA) (FHA)                                                                  970                                 970
California Housing Finance Agency Rev.,
Series 1997 I, (Home Mortgage), 4.95%,
8/1/28(MBIA)                                                                      2,945                               2,945
California State Semi-Annual, 5.00%, 10/01/13                     303                                                   303
California State GO, 6.50%, 2/1/08                                                1,130                               1,130
California State, GO, 6.25%, 10/01/19                             634                                                   634
California State, Public Works Board, Ser. A,
Rev., 6.00%, 09/01/01                                             254                                                   254
California Statewide Communities Development Auth.
6.00%, 7/1/09                                                                     2,408                               2,408
Central Valley Financing Auth. Cogeneration
Project Rev., (Carson ICE-GEN Project),6.20%,
7/1/20, Prerefunded at 102% of Par                                                2,140                               2,140
Contra Costa Transportation Auth. SalesTax Rev.,
Series 1993 A, 6.00%, 3/1/06(FGIC)                                                1,623                               1,623
Contra Costa, California, Water District, Ser. G,
Rev., 5.75%, 10/01/14                                           1,933                                                 1,933
Corona Community Facilities District Rev.,
(Eagle Glen), 5.75%, 9/1/16                                                       2,486                               2,486
El Monte City School District Rev., Series 2000 A,
6.25%, 5/1/20(FSA)                                                                1,735                               1,735
Fallbrook, California, Unified High School District,
San Diego County, GO, 5.375%, 09/01/12                          1,070                                                 1,070
Foothill, Eastern Corridor Agency Toll Road Rev.,
Series 1995 A, 6.00%, 1/1/34,Prerefunded at 100%
of Par                                                                            1,091                               1,091
Foothill/Eastern Corridor Agency, California Toll
Road, Rev., 5.00%, 01/15/06                                       759                                                   759
Fullerton University Foundation, California,
Auxiliary Organization, Ser. A, Rev., 5.50%,
07/01/10                                                          107                                                   107
Fullerton University Foundation, California,
Auxiliary Organization, Ser. A, Rev., 5.50%,
07/01/11                                                          107                                                   107
Glendora California Unified School District Capital
Appreciation Semi-Annual 0.000% 09/01/15                           92                                                    92
Golden West Schools Financing Authority, California,
Ser. A, Rev., 5.80%, 02/01/16                                     624                                                   624
La Quinta Redevelopment Agency Tax Allocation,
(Redevelopment Project No. 1),7.30%, 9/1/11(MBIA)                                   734                                 734
Laguna Salada Union School District GO,
Series 2000 C, 5.78%, 8/1/29(FGIC)(y)                                               599                                 599
Long Beach Harbor Rev., 6.00%,5/15/06(MBIA)                                       1,073                               1,073
Los Angeles California CTFS PARTN American
Semi-Annual 4.70% 11/01/30                                        301                                                   301
Los Angeles California Unified School District
Series B Semi-Annual 5.375% 07/01/12                               26                                                    26
Los Angeles Community Redevelopment Agency
Tax Allocation, Series 1997 I,(Central Business
District), 5.00%, 11/15/01                                                        2,015                               2,015
Los Angeles County Pension Obligation,Series 1994 A,
8.30%, 6/30/02(FSA)                                                               1,026                               1,026
Los Angeles County Public Works Financing Auth.
Lease Rev., Series 1997 B,(Multiple Capital
Facilities Project V), 6.00%,12/1/07(AMBAC)                                       1,102                               1,102
Los Angeles County Transportation Commission Sales
Tax Rev., Series 1992 B,5.88%, 7/1/02(FGIC)                                       1,029                               1,029
Los Angeles Department of Water &Power Electric
Plant Rev., SecondIssue, 5.75%, 11/15/02                                          1,033                               1,033
Los Angeles, (Sonnenblick Del RioWest L.A.), 6.13%,
11/1/15(AMBAC)                                                                    5,659                               5,659
Los Angeles, California, Unified School District,
Ser. A, GO, 6.00%, 07/01/15                                       140                                                   140
Modesto Irrigation District Financing Auth. Rev.,
Series 1996 A 5.45%, 10/1/07(MBIA)                                                1,064                               1,064
Montebello Community Redevelopment Agency Tax
Allocation Rev., Series 1999 B,(Montebello Hills),
5.74%, 3/1/23(MBIA)(y)                                                              339                                 339
Newark Unified School District,Series 2000 C, 5.49%,
8/1/16(FSA)(y)                                                                      485                                 485
Newark Unified School District,Series 2000 C,
5.64%,8/1/17(FSA)(y)                                                                466                                 466
Newark Unified School District,Series 2000 C, 5.67%,
8/1/20(FSA)(y)                                                                      441                                 441
Newark Unified School District,Series 2000 C, 5.69%,
8/1/18(FSA)(y)                                                                      459                                 459
Newark Unified School District,Series 2000 C, 5.71%,
8/1/19(FSA)(y)                                                                      444                                 444
Newark Unified School District,Series 2000 C, 5.73%,
8/1/21(FSA)(y)                                                                      434                                 434
Northern California Power Agency, Public Power,
Ser. A, 5.80%, 07/01/09                                           989                                                   989
Oakland, California, State Building Authority,
Elihu M. Harris, Ser. A, Rev., 5.25%, 04/01/09                    264                                                   264
Orange County Local TransportationAuth. Sales Tax
Rev., Series1998 A, 5.25%, 2/15/05(MBIA)                                          1,041                               1,041
Orange County Public Financing Auth.Waste Management
System Rev., 5.75%, 12/1/09(AMBAC)                                                2,160                               2,160
Port Oakland, California, Ser. K, Rev., 5.25%,
11/01/07                                                          442                                                   442
Richmond GO, Series 1999 A, (LimitedObligation
Pension), 7.02%, 8/1/05(MBIA)                                                     1,216                               1,216
Richmond, California, Wastewater, Rev., 5.20%,
08/01/11                                                           37                                                    37
Riverside County Public FinancingAuth. Lease Rev.,
Series 2000 A,(Open Space Notes), 5.00%, 4/1/02                                   3,550                               3,550
Riverside County TransportationCommission Sales Tax
Rev.,Series 1996 A, 6.00%, 6/1/09(FGIC)                                           1,390                               1,390
Sacramento County, California, Sanitation District,
Financing Authority, Ser. A, Rev., 5.75%, 12/01/10                165                                                   165
Sacramento County, California, Sanitation District,
Financing Authority, Ser. A, Rev., 5.25%, 10/01/12                262                                                   262
Sacramento Regional County SanitationDistrict,
5.00%, 8/1/04                                                                     1,235                               1,235
Sacramento, California, City Unified School
District, Ser. A, GO, 5.00%, 07/01/02                              20                                                    20
Sacramento, California, Public Facilities Project,
COP, 6.00%, 07/01/12                                              925                                                   925
San Bernardino Single Family MortgageRev.,
Series 1990 A, 7.50%, 5/1/23(FHA)                                                 1,252                               1,252
San Bruno Park, California, School District, Capital
Appreciation, Ser. B., GO, 0.00%, 08/01/14                        253                                                   253
San Bruno Park, California, School District, Capital
Appreciation, Ser. B., GO, 0.00%, 08/01/15                        254                                                   254


                  See Notes to Pro Forma Financial Statements

                                                                                  PRINCIPAL AMOUNT
                                                        -------------------------------------------------------------------
                                                                                                               PRO FORMA
                                                                                                                COMBINED
                                                          JPMORGAN                                              JPMORGAN
                                                         CALIFORNIA       J. P. MORGAN                       CALIFORNIA TAX
                                                        INTERMEDIATE       CALIFORNIA         PRO FORMA       FREE INCOME
                                                        TAX FREE FUND(1)    BOND FUND        ADJUSTMENTS          FUND
                                                        -------------     -------------     -------------     -------------
San Diego County Regional Transportation Commission
Rev., Series 1996 A,6.00%, 4/1/06(AMBAC)                                          1,200                               1,200
San Francisco Bay Area Transit Financing Auth. Rev.,
(Bridge Toll Notes), 5.25%, 8/1/03(ACA)                                           3,790                               3,790
San Francisco City & County Airports Commission
Rev., Series1998-15B, 5.50%, 5/1/06(FSA)                                          1,000                               1,000
San Francisco, California, City & County Public
Utilities Commission, Ser. A, Rev., 6.25%, 11/01/07               500                                                   500
San Joaquin Hills Transportation Corridor Agency
Toll Road Rev.,5.66%, 1/1/23(y)                                                   5,500                               5,500
San Jose Redevelopment Agency Tax Allocation,
(Merged Area Redevelopment Project),6.00%,
8/1/07(MBIA)                                                                      1,240                               1,240
San Jose Redevelopment Agency TaxAllocation, (Merged
Area Redevelopment Project), 6.00%, 8/1/15(MBIA)                                  3,000                               3,000
San Jose, California, Unified School District, Santa
Clara County, Capital Appreciation, Ser. A, GO,
0.00%, 08/01/13                                                   145                                                   145
San Marcos, California, Public Facilities Authority,
Custody Receipts, Rev., 0.00%, 07/01/13                           110                                                   110
San Mateo County, California, Joint Powers Authority,
Capital Projects Program, Rev., 6.50%, 07/01/15                   250                                                   250
San Rafael Redevelopment Agency Tax
Allocation,5.57%, 12/1/18(AMBAC)(y)                                               1,440                               1,440
San Rafael Redevelopment Agency Tax
Allocation,5.62%, 12/1/19(AMBAC)(y)                                               1,440                               1,440
San Rafael Redevelopment Agency Tax
Allocation,5.67%, 12/1/20(AMBAC)(y)                                               1,440                               1,440
Santa Ana Financing Auth. Lease Rev.,Series 1994 A,
(Police Administrative &Holding Facility), 6.25%,
7/1/24(MBIA)                                                                      2,445                               2,445
Santa Clara County, California, Financing Authority,
Ser. A, Rev., 5.75%, 11/15/13                                   1,000                                                 1,000
South Bayside Waste Management Auth.Solid Waste
System Rev., 6.13%, 3/1/17(AMBAC)                                                 2,605                               2,605
South Orange County, California, Public Financing
Authority, Special Tax, Senior Lien, Ser. A, 6.20%,
09/01/13                                                        1,200                                                 1,200
Southern California Public Power Authority,
Transmision Project, Capital Appreciation, Rev.,
0.00%, 07/01/06                                                   135                                                   135
Stockton Community Facilities DistrictRev.,
(No. 90-2 Brookside Estates), 5.20%, 8/1/02                                       1,000                               1,000
Turlock Irrigation District Rev., Series1996 A,
6.00%, 1/1/07(MBIA)                                                               1,000                               1,000
Tustin Unified School District Rev., Series1997,
Class 1, (Community Facilities),6.10%, 9/1/02                                     3,000                               3,000
University of California, UC Medical Center, Rev.,
10.00%, 07/01/06                                                1,000                                                 1,000
                                                        -------------------------------------------------------------------
                                                               15,555            99,550                             115,105

GUAM -                        0.7%
Guam Power Auth. Rev., Series 1994 A, 6.75%,
10/1/24, Prerefunded at 102% of Par                                               1,000                               1,000
                                                        -------------------------------------------------------------------

                                                                    -             1,000                               1,000
                                                        -------------------------------------------------------------------
MICHIGAN -                    1.3%
Michigan State Hospital Finance Auth.Rev.,
Series 1999 B, (Ascension Health Credit),
5.30%, 11/15/33                                                                   2,000                               2,000
                                                        -------------------------------------------------------------------

                                                                    -             2,000                               2,000
                                                        -------------------------------------------------------------------
NORTH CAROLINA -              1.3%
North Carolina Municipal PowerAgency No. 1
Catawba Electric Rev.,Series 1999 B, 6.38%, 1/1/08                                2,000                               2,000
                                                        -------------------------------------------------------------------

                                                                    -             2,000                               2,000
                                                        -------------------------------------------------------------------
PUERTO RICO -                 12.8%
Childrens Tr Fd P R Tob Settl Rev SEMI-ANN. 5.000%
07/01/2006                                                        235                                                   235
Puerto Rico Commonwealth GO, 6.45%,7/1/17,
Prerefunded at 101.5% of Par                                                      1,500                               1,500
Puerto Rico Commonwealth Highway &
Transportation Authority Highway Rev.
Series 1993 W,5.50%, 7/1/13(MBIA-IBC)                                             4,050                               4,050
Puerto Rico Commonwealth, (Public Improvements),
 3.00%, 7/1/06(MBIA)                                                              1,400                               1,400
Puerto Rico Commonwealth, GO, 5.50%, 07/01/01                     100                                                   100
Puerto Rico Commonwealth, GO, 5.30%, 07/01/04                     405                                                   405
Puerto Rico Commonwealth, Highway &
Transportation Authority, Ser. W, Rev., 5.50%, 07/01/15           420                                                   420
Puerto Rico Commonwealth, Public Improvement,
GO, 5.000%, 07/01/07                                              115                                                   115
Puerto Rico Commonwealth Infrastructure
Semi-Annual 4.750% 10/01/12                                       500                                                   500
Puerto Rico Electric Power Auth. PowerRev.,
Series 1997 BB, 6.00%, 7/1/11(MBIA)                                               3,000                               3,000
Puerto Rico Electric Power Auth.Rev.,
Series 1995 X, 6.13%, 7/1/21,Prerefunded
at 102% of Par                                                                    4,000                               4,000
Puerto Rico Municipal Finance Agency, Ser. A,
GO, 5.75%, 08/01/13                                               500                                                   500
Puerto Rico Public Finance Corp., Series1998 A,
(Commonwealth Appropriations),5.13%, 6/1/24(AMBAC)                                3,000                               3,000
                                                        -------------------------------------------------------------------

                                                                2,275            16,950                              19,225
                                                        -------------------------------------------------------------------
TEXAS -                       1.3%
Dallas-Fort Worth International AirportFacility
Improvement Corp. Rev., Series 2000 B,
(American Airlines), 6.05%, 5/1/29                                                2,000                               2,000
                                                        -------------------------------------------------------------------

                                                                    -             2,000                               2,000
                                                        -------------------------------------------------------------------
VIRGIN ISLANDS -              0.3%
Virgin Islands Public Finance Authority, Gross Receipts,
Taxes Lien Notes, Ser. A, Rev., 5.625%, 10/01/10                  400                                                   400
                                                        -------------------------------------------------------------------

                                                                  400                 -                                 400
                                                        -------------------------------------------------------------------

TOTAL MUNICIPALS                                               18,230           123,500                             141,730
                                                        -------------------------------------------------------------------

                              (Cost $ 129,932)

------------------------------------
SHORT-TERM INVESTMENTS -      15.8%
------------------------------------

CALIFORNIA -                  9.2%
California Educational Facilities Auth.Rev.,
4.60%, 11/1/00, (Private Placement)(v)                                            1,000                               1,000
California Educational Facilities Auth.Rev.,
5.06%, 11/1/00, (Private Placement)(v)                                            5,313                               5,313
California Pollution Control Financing Authority.
Floating. 11/01/2026                                              100                                                   100
Los Angeles GO, Series 2000-N8,
(Registered D Shares), 4.00%, 11/1/00(v)                                          2,000                               2,000
San Diego County & School District Note
Participation, Series 2000 C, 6.00%, 10/4/01                                      6,000                               6,000
                                                        -------------------------------------------------------------------


                                                                  100            14,313                              14,413
                                                        -------------------------------------------------------------------
DELAWARE -                    0.2%

Provident California Money Market Fund                            340                                                   340
                                                        -------------------------------------------------------------------


                                                                  340                 -                                 340
                                                        -------------------------------------------------------------------

                                                                                                               PRO FORMA
                                                                                                                COMBINED
                                                          JPMORGAN                                              JPMORGAN
                                                         CALIFORNIA       J. P. MORGAN                       CALIFORNIA TAX
                                                        INTERMEDIATE       CALIFORNIA         PRO FORMA       FREE INCOME
                                                        TAX FREE FUND(1)    BOND FUND        ADJUSTMENTS          FUND
                                                        -------------     -------------     -------------     -------------
San Diego County Regional Transportation Commission
Rev., Series 1996 A,6.00%, 4/1/06(AMBAC)                                          1,300                               1,300
San Francisco Bay Area Transit Financing Auth. Rev.,
(Bridge Toll Notes), 5.25%, 8/1/03(ACA)                                           3,877                               3,877
San Francisco City & County Airports Commission
Rev., Series1998-15B, 5.50%, 5/1/06(FSA)                                          1,060                               1,060
San Francisco, California, City & County Public
Utilities Commission, Ser. A, Rev., 6.25%, 11/01/07               557                                                   557
San Joaquin Hills Transportation Corridor Agency
Toll Road Rev.,5.66%, 1/1/23(y)                                                   1,596                               1,596
San Jose Redevelopment Agency Tax Allocation,
(Merged Area Redevelopment Project),6.00%,
8/1/07(MBIA)                                                                      1,361                               1,361
San Jose Redevelopment Agency TaxAllocation, (Merged
Area Redevelopment Project), 6.00%, 8/1/15(MBIA)                                  3,346                               3,346
San Jose, California, Unified School District, Santa
Clara County, Capital Appreciation, Ser. A, GO,
0.00%, 08/01/13                                                    76                                                    76
San Marcos, California, Public Facilities Authority,
Custody Receipts, Rev., 0.00%, 07/01/13                            58                                                    58
San Mateo County, California, Joint Powers Authority,
Capital Projects Program, Rev., 6.50%, 07/01/15                   293                                                   293
San Rafael Redevelopment Agency Tax
Allocation,5.57%, 12/1/18(AMBAC)(y)                                                 533                                 533
San Rafael Redevelopment Agency Tax
Allocation,5.62%, 12/1/19(AMBAC)(y)                                                 500                                 500
San Rafael Redevelopment Agency Tax
Allocation,5.67%, 12/1/20(AMBAC)(y)                                                 469                                 469
Santa Ana Financing Auth. Lease Rev.,Series 1994 A,
(Police Administrative &Holding Facility), 6.25%,
7/1/24(MBIA)                                                                      2,753                               2,753
Santa Clara County, California, Financing Authority,
Ser. A, Rev., 5.75%, 11/15/13                                   1,106                                                 1,106
South Bayside Waste Management Auth.Solid Waste
System Rev., 6.13%, 3/1/17(AMBAC)                                                 2,836                               2,836
South Orange County, California, Public Financing
Authority, Special Tax, Senior Lien, Ser. A, 6.20%,
09/01/13                                                        1,279                                                 1,279
Southern California Public Power Authority,
Transmision Project, Capital Appreciation, Rev.,
0.00%, 07/01/06                                                   105                                                   105
Stockton Community Facilities DistrictRev.,
(No. 90-2 Brookside Estates), 5.20%, 8/1/02                                       1,009                               1,009
Turlock Irrigation District Rev., Series1996 A,
6.00%, 1/1/07(MBIA)                                                               1,087                               1,087
Tustin Unified School District Rev., Series1997,
Class 1, (Community Facilities),6.10%, 9/1/02                                     3,004                               3,004
University of California, UC Medical Center, Rev.,
10.00%, 07/01/06                                                1,276                                                 1,276
                                                        -------------------------------------------------------------------
                                                               15,830            89,704                             105,534

GUAM -                        0.7%
Guam Power Auth. Rev., Series 1994 A, 6.75%,
10/1/24, Prerefunded at 102% of Par                                               1,105                               1,105
                                                        -------------------------------------------------------------------

                                                                    -             1,105                               1,105
                                                        -------------------------------------------------------------------
MICHIGAN -                    1.3%
Michigan State Hospital Finance Auth.Rev.,
Series 1999 B, (Ascension Health Credit),
5.30%, 11/15/33                                                                   2,019                               2,019
                                                        -------------------------------------------------------------------

                                                                                  2,019                               2,019
                                                        -------------------------------------------------------------------
NORTH CAROLINA -              1.3%
North Carolina Municipal PowerAgency No. 1
Catawba Electric Rev.,Series 1999 B, 6.38%, 1/1/08                                2,119                               2,119
                                                        -------------------------------------------------------------------

                                                                                  2,119                               2,119
                                                        -------------------------------------------------------------------
PUERTO RICO -                 12.8%
Childrens Tr Fd P R Tob Settl Rev SEMI-ANN. 5.000%
07/01/2006                                                        235                                                   235
Puerto Rico Commonwealth GO, 6.45%,7/1/17,
Prerefunded at 101.5% of Par                                                      1,633                               1,633
Puerto Rico Commonwealth Highway &
Transportation Authority Highway Rev.
Series 1993 W,5.50%, 7/1/13(MBIA-IBC)                                             4,347                               4,347
Puerto Rico Commonwealth, (Public Improvements),
 3.00%, 7/1/06(MBIA)                                                              1,306                               1,306
Puerto Rico Commonwealth, GO, 5.50%, 07/01/01                     101                                                   101
Puerto Rico Commonwealth, GO, 5.30%, 07/01/04                     417                                                   417
Puerto Rico Commonwealth, Highway &
Transportation Authority, Ser. W, Rev., 5.50%, 07/01/15           444                                                   444
Puerto Rico Commonwealth, Public Improvement,
GO, 5.000%, 07/01/07                                              118                                                   118
Puerto Rico Commonwealth Infrastructure
Semi-Annual 4.750% 10/01/12                                       499                                                   499
Puerto Rico Electric Power Auth. PowerRev.,
Series 1997 BB, 6.00%, 7/1/11(MBIA)                                               3,347                               3,347
Puerto Rico Electric Power Auth.Rev.,
Series 1995 X, 6.13%, 7/1/21,Prerefunded
at 102% of Par                                                                    4,385                               4,385
Puerto Rico Municipal Finance Agency, Ser. A,
GO, 5.75%, 08/01/13                                               538                                                   538
Puerto Rico Public Finance Corp., Series1998 A,
(Commonwealth Appropriations),5.13%, 6/1/24(AMBAC)                                2,926                               2,926
                                                        -------------------------------------------------------------------

                                                                2,351            17,944                              20,295
                                                        -------------------------------------------------------------------
TEXAS -                       1.3%
Dallas-Fort Worth International AirportFacility
Improvement Corp. Rev., Series 2000 B,
(American Airlines), 6.05%, 5/1/29                                                2,025                               2,025
                                                        -------------------------------------------------------------------

                                                                    -             2,025                               2,025
                                                        -------------------------------------------------------------------
VIRGIN ISLANDS -              0.3%
Virgin Islands Public Finance Authority, Gross Receipts,
Taxes Lien Notes, Ser. A, Rev., 5.625%, 10/01/10                  408                                                   408
                                                        -------------------------------------------------------------------

                                                                  408                 -                                 408
                                                        -------------------------------------------------------------------

TOTAL MUNICIPALS                                               18,589           114,915                             133,504
                                                        -------------------------------------------------------------------

                              (Cost $ 129,932)

------------------------------------
SHORT-TERM INVESTMENTS -      15.8%
------------------------------------

CALIFORNIA -                  9.2%
California Educational Facilities Auth.Rev.,
4.60%, 11/1/00, (Private Placement)(v)                                            1,000                               1,000
California Educational Facilities Auth.Rev.,
5.06%, 11/1/00, (Private Placement)(v)                                            5,274                               5,274
California Pollution Control Financing Authority.
Floating. 11/01/2026                                              100                                                   100
Los Angeles GO, Series 2000-N8,
(Registered D Shares), 4.00%, 11/1/00(v)                                          2,000                               2,000
San Diego County & School District Note
Participation, Series 2000 C, 6.00%, 10/4/01                                      6,120                               6,120
                                                        -------------------------------------------------------------------


                                                                  100            14,394                              14,494
                                                        -------------------------------------------------------------------
DELAWARE -                    0.2%

Provident California Money Market Fund                            340                                                   340
                                                        -------------------------------------------------------------------


                                                                  340                 -                                 340
                                                        -------------------------------------------------------------------

                  See Notes to Pro Forma Financial Statements

                                                                                  PRINCIPAL AMOUNT
                                                        -------------------------------------------------------------------
                                                                                                               PRO FORMA
                                                                                                                COMBINED
                                                          JPMORGAN                                              JPMORGAN
                                                         CALIFORNIA       J. P. MORGAN                       CALIFORNIA TAX
                                                        INTERMEDIATE       CALIFORNIA         PRO FORMA       FREE INCOME
                                                        TAX FREE FUND(1)    BOND FUND        ADJUSTMENTS          FUND
                                                        -------------     -------------     -------------     -------------
PUERTO RICO -                 2.1%
University of Puerto Rico Rev., Series2000 O,
4.50%, 6/1/01                                                                     3,420                               3,420
                                                        -------------------------------------------------------------------


                                                                                  3,420                               3,420
                                                        -------------------------------------------------------------------
INVESTMENT COMPANIES -        4.3%

J.P. Morgan Institutional Tax Exempt Money Market*                                6,766                               6,766
                                                        -------------------------------------------------------------------


                                                                    -             6,766                               6,766
                                                        -------------------------------------------------------------------


TOTAL SHORT-TERM INVESTMENTS -                                    440            24,499                              24,939
                                                        -------------------------------------------------------------------
                              (Cost  $  25,064)



TOTAL INVESTMENT SECURITIES - 100%                             18,670           147,999                             166,669
                                                        -------------------------------------------------------------------
                              (Cost  $ 154,997)

                                                                           CHASE VISTA
                                                         CALIFORNIA       J. P. MORGAN
                                                        INTERMEDIATE        CALIFORNIA        PRO FORMA         PRO FORMA
                                                        TAX FREE FUND       BOND FUND        ADJUSTMENTS        COMBINED
                                                        -------------     -------------     -------------     -------------
PUERTO RICO -                 2.1%
University of Puerto Rico Rev., Series2000 O,
4.50%, 6/1/01                                                                     3,426                               3,426
                                                        -------------------------------------------------------------------


                                                                    -             3,426                               3,426
                                                        -------------------------------------------------------------------
INVESTMENT COMPANIES -        4.3%

J.P. Morgan Institutional Tax Exempt Money Market*                                6,766                               6,766
                                                        -------------------------------------------------------------------


                                                                    -             6,766                               6,766
                                                        -------------------------------------------------------------------


TOTAL SHORT-TERM INVESTMENTS -                                    440            24,587                              25,027
                                                        -------------------------------------------------------------------
                              (Cost  $  25,064)



TOTAL INVESTMENT SECURITIES - 100%                             19,029           139,502                             158,531
                                                        -------------------------------------------------------------------
                              (Cost  $ 154,997)

                                                              CHASE VISTA
                                                 ORIGINAL     CALIFORNIA       J. P. MORGAN
                         EXPIRATION   NOTIONAL  UNREALIZED   INTERMEDIATE       CALIFORNIA         PRO FORMA        PRO FORMA
NUMBER OF CONTRACTS         DATE       VALUE   APPRECIATION  TAX FREE FUND       BOND FUND        ADJUSTMENTS        COMBINED
-------------------    -------------- -------- ------------  -------------     -------------     -------------     -------------
-------------------
FUTURES CONTRACTS -
-------------------

LONG FUTURES
OUTSTANDING -
2 U.S. Treasury Bonds  December, 2000      198            2             198

                                                                                CHASE VISTA
                                                 ORIGINAL     CALIFORNIA       J. P. MORGAN
                         EXPIRATION   NOTIONAL  UNREALIZED   INTERMEDIATE        CALIFORNIA        PRO FORMA         PRO FORMA
NUMBER OF CONTRACTS         DATE       VALUE   APPRECIATION  TAX FREE FUND       BOND FUND        ADJUSTMENTS        COMBINED
-------------------    -------------- -------- ------------  -------------     -------------     -------------     -------------
-------------------
FUTURES CONTRACTS -
-------------------

LONG FUTURES
OUTSTANDING -
2 U.S. Treasury Bonds  December, 2000      198            2             200

(1) Formerly, Chase Vista California Intermediate Tax Free Fund


                  See Notes to Pro Forma Financial Statements

          J.P. MORGAN CALIFORNIA BOND FUND/ JPMORGAN CALIFORNIA INTERMEDIATE
                                 TAX FREE FUND(1)
               PRO FORMA COMBINING STATEMENT OF ASSETS AND LIABILITIES
                       AS OF OCTOBER 31, 2000 (UNAUDITED)
                  (AMOUNTS IN THOUSANDS, EXCEPT PER SHARE DATA)

                                                           J.P Morgan             JPMorgan            Pro forma       Pro forma
                                                           California            California         Adjustments        Combined
                                                           Bond Fund            Intermediate                           JPMorgan
                                                                                 Tax Free                             California
                                                                                   Fund(1)                             Tax Free
                                                                                                                      Income Fund
ASSETS:
 Investments at Value                                     $   139,502            $   19,029         $         -       $   158,531
 Dividend and Interest Receivable                               2,123                   269                   -             2,392
 Receivable for Investment Sold                                   439                   468                   -               907
 Receivable for Expense Reimbursement                               7                     -                   -                 7
 Prepaid Expenses and Other Assets                                  9                     8                   -                17
                                                         -------------          ------------       -------------     -------------
 TOTAL ASSETS                                                 142,080                19,774                   -           161,854
                                                         -------------          ------------       -------------     -------------

LIABILITIES:
 Payable for Investments Purchased                                  -                   537                   -               537
 Dividends Payable                                                320                    71                   -               391
 Payable for Shares of Beneficial Interest Redeemed               100                     -                   -               100
 Advisory Fee Payable                                              34                     -                   -                34
 Shareholder Servicing Fee Payable                                 15                     5                   -                20
 Due to Custodian                                                   7                     8                   -                15
 Professional Fees Payable                                          -                     5                   -                 5
 Administration Services Fee Payable                                5                     -                   -                 5
 Trustee Fees Payable                                               -                     4                   -                 4
 Variation Margin Payable                                           -                     1                   -                 1
 Accrued Expenses and Other Liabilities                            66                    16                   -                82
                                                         -------------          ------------       -------------     -------------
 TOTAL LIABILITIES                                                547                   647                   -             1,194
                                                         -------------          ------------       -------------     -------------

NET ASSETS:
 Paid-in Capital                                              139,621                18,447                   -           158,068
 Distributions in Excess of Net Investment Income                 (58)                    -                   -               (58)
 Accumulated Net Realized (Loss) Gain                            (901)                   18                   -              (883)
 Net Unrealized Appreciation of Investment                      2,871                   662                   -             3,533
                                                         -------------          ------------       -------------     -------------
 Net Assets                                               $   141,533            $   19,127         $         -       $   160,660
                                                         =============          ============       =============     =============



Shares Outstanding                                              2,379 (S)*            1,921              (4,300)(b)             -
                                                               11,297 (I)*                              (11,297)(b)             -




Net Asset Value Per Share                                 $     10.49 (S)*       $     9.96
                                                          $     10.32 (I)*



PRO FORMA WITH REORGANIZATION
JPMORGAN CALIFORNIA TAX FREE INCOME FUND
 Shares Outstanding
 Class A                                                                                                  1,854 (a)         1,854
 Select                                                                                                   2,379 (a)         2,379
 Institutional                                                                                           11,297 (a)        11,297

Net Asset Value Per Share
 Class A                                                                                                              $     10.32
 Select                                                                                                               $     10.49
 Instituional                                                                                                         $     10.32

                                                         -------------          ------------       -------------     -------------
 COST OF INVESTMENTS                                      $   136,631            $   18,367         $         -       $   154,998
                                                         =============          ============       =============     =============

(a) Reflects the additional number of shares outstanding due to the Reorganization.
(b) Reallocation of the fund's shares outstanding to Class A, Select and Institutional Shares due to the Reorganization.
*      Shares class of fund.

(1)    Formerly, Chase Vista California Intermediate Tax Free Fund.

                  See Notes to Pro Forma Financial Statements

       J.P. MORGAN CALIFORNIA BOND FUND / JPMORGAN CALIFORNIA INTERMEDIATE
                               TAX FREE FUND(1)
                  PRO FORMA COMBINING STATEMENT OF OPERATIONS
            FOR THE TWELVE MONTHS ENDED OCTOBER 31, 2000 (UNAUDITED)
                             (AMOUNTS IN THOUSANDS)


                                                              J.P.MORGAN       JPMORGAN       PRO FORMA      PRO FORMA
                                                              CALIFORNIA      CALIFORNIA      ADJUSTMENTS    COMBINED
                                                               BOND FUND     INTERMEDIATE                    JPMORGAN
                                                                               TAX FREE                   CALIFORNIA TAX
                                                                                 FUND(1)                  FREE INCOME FUND


INCOME:

 Interest Income                                              $    4,792      $      981      $       --     $    5,773
  Dividend Income from Affiliated Investments                        178              --              --            178
                                                             ----------------------------------------------------------
    Investment Income                                              4,970             981              --          5,951
                                                             ----------------------------------------------------------
EXPENSES:

 Advisory Fee                                                        293              58              --            351
 Administrative Services Fee                                          48              30             102 (a)        180
 Shareholder Servicing Fee                                           124              49                            173
 Custodian Fees and Expenses                                          17              52              13 (c)         82
 Transfer Agent Fee                                                   39              32              --             71
 Distribution Fee                                                     --              49              --             49
 Registration Fees                                                    30               3              --             33
 Professional Fees                                                    40              18             (30)(b)         28
 Organization Expenses                                                 4              --              --              4
 Amortization of Organization Expenses                                 3              --              --              3
 Trustees' Fees and Expenses                                           2               1              --              3
 Fund Services Fee                                                     1              --              --              1
 Printing Expenses                                                     9               2             (10)(b)          1
 Administration Fee                                                    1               0              --              1
 Miscellaneous                                                        53               9              --             62

                                                             ----------------------------------------------------------
   Total Expenses                                                    664             303              75          1,042
                                                             ----------------------------------------------------------
   Less: Amounts Waived                                                                              (75)(a)        (75)
   Less: Reimbursement of Expenses                                  (142)           (186)             --           (328)
                                                             ----------------------------------------------------------
   Net Expenses                                                      522             117              --            639
                                                             ----------------------------------------------------------

                                                             ----------------------------------------------------------
   Net Investment Income                                           4,448             864              --          5,312
                                                             ----------------------------------------------------------

 REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
 Net realized (loss) gain on investments                            (238)             41              --           (197)
 Net change in net unrealized appreciation on investments          3,638             726              --          4,364
                                                             ----------------------------------------------------------
 NET INCREASE IN NET ASSETS FROM OPERATIONS                   $    7,848      $    1,631      $       --     $    9,479
                                                             ==========================================================

(a) Reflects adjustments to investment advisory fee, administrative fees and shareholder servicing fees and/or related waivers based on the surviving Fund's revised fee schedule.

(b)    Reduction relects expected benefit from combined funds.

(c) Custody fee includes all fund accounting charges, reflecting estimated benefit of combined fund.

(1)    Formerly, Chase Vista California Intermediate Tax Free Fund.

                  See Notes to Pro Forma Financial Statements

                         PRO FORMA FINANCIAL STATEMENTS

                        J.P. MORGAN CALIFORNIA BOND FUND /
                  JPMORGAN CALIFORNIA INTERMEDIATE TAX FREE FUND(1)

                     NOTES TO PRO FORMA FINANCIAL STATEMENTS
                                   (UNAUDITED)

         1.       BASIS OF COMBINATION:

         The Pro Forma Combining Statement of Assets and Liabilities, Statement of Operations and Schedule of Investments ("Pro Forma Statements") reflect the accounts of J.P. Morgan California Bond Fund ("J.P. Morgan Fund") and Chase Vista California Intermediate Tax Free Fund ("Chase Fund") as if the proposed reorganization occurred as of and for the twelve months ended October 31, 2000.

         The Pro Forma Statements give effect to the proposed transfer of all assets and liabilities of the Chase Fund in exchange for shares in J.P. Morgan Fund. The Pro Forma Statements should be read in conjunction with the historical financial statements of each Fund, which have been incorporated by reference in their respective Statements of Additional Information.

         2.       SHARES OF BENEFICIAL INTEREST:

         Immediately prior to the Reorganization the J.P. Morgan Fund would commence offering Class A Shares. The net asset values per share for Class A Shares at the commencement of offering would be identical to the closing net asset value per share for the J.P. Morgan Fund Institutional Shares immediately prior to the reorganization.

         Under the proposed reorganization, each shareholder of Chase Fund would receive shares of JPMorgan Fund with a value equal to their holding in their funds. Holders of Chase Fund receive JPMorgan Fund Class A. Therefore, as a result of the proposed reorganization, current shareholders of Chase Fund will become shareholders of JPMorgan Fund Class A Shares.

         The Pro Forma net asset value per share assumes the issuance of additional shares of JP Morgan Fund, which would have been issued on October 31, 2000 in connection with the proposed reorganization. The amount of additional shares assumed to be issued was calculated based on the October 31, 2000 net assets of Chase Fund, and the net asset value per share of J.P. Morgan Fund Institutional Shares.

Amounts in thousands, except per share data            Class A Shares
Increase in Shares Issued                                   1,854
Net Assets 10/31/2000                                     $19,127
Net Asset Value 10/31/2000                                 $10.32

         3.       PRO FORMA OPERATIONS:

         The Pro Forma Statement of Operations assumes similar rates of gross investment income for the investments of each Fund. Accordingly, the combined gross investment income is equal to the sum of each Fund's gross investment income. Certain expenses have been

(1) Formerly, Chase Vista California Intermediate Tax Free Fund adjusted to reflect the expected expenses of the combined entity. The pro forma investment advisory, administration, shareholder servicing and distribution fees of the combined Fund and/or the related waivers are based on the fee schedule in effect for J.P. Morgan California Bond Fund at the combined level of average net assets for the twelve months ended October 31, 2000.

         FORM N-14
         ---------

         PART C - OTHER INFORMATION
         --------------------------

         Item 15.  Indemnification.

         Reference is made to Section 5.3 of Registrant's Declaration of Trust and Section 5 of Registrant's Distribution Agreement.

         Registrant, its Trustees and officers are insured against certain expenses in connection with the defense of claims, demands, actions, suits, or proceedings, and certain liabilities that might be imposed as a result of such actions, suits or proceedings.

         Insofar as indemnification for liabilities arising under the Securities Act of 1933, as amended (the "1933 Act"), may be permitted to directors, trustees, officers and controlling persons of the Registrant and the principal underwriter pursuant to the foregoing provisions or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the 1933 Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, trustee, officer, or controlling person of the Registrant and the principal underwriter in connection with the successful defense of any action, suit or proceeding) is asserted against the Registrant by such director, trustee, officer or controlling person or principal underwriter in connection with the shares being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the 1933 Act and will be governed by the final adjudication of such issue.

         Item 16.  Exhibits.

1        Declaration of Trust. (1)

(a) Amendment No. 1 to Declaration of Trust, Amended and Restated Establishment and Designation of Series and Classes of Shares of Beneficial Interest.(2)

(b) Amendment No. 2 to Declaration of Trust, Second Amended and Restated Establishment and Designation of Series and Classes of Shares of Beneficial Interest.(4)

(c) Amendment No. 3 to Declaration of Trust, Third Amended and Restated Establishment and Designation of Series and Classes of Shares of Beneficial Interest.(6)

(d) Amendment No. 4 to Declaration of Trust, Fourth Amended and Restated Establishment and Designation of Series and Classes of Shares of Beneficial Interest.(8)


                             PART C-1

(e) Amendment No. 5 to Declaration of Trust, Fifth Amended and Restated Establishment and Designation of Series and Classes of Shares of Beneficial Interest.(10)

(f) Amendment No. 6 to Declaration of Trust, Sixth Amended and Restated Establishment and Designation of Series and Classes of Shares of Beneficial Interest.(14 )

(g) Amendment No. 7 to Declaration of Trust, Seventh Amended and Restated Establishment and Designation of Series and Classes of Shares of Beneficial Interest.(16)

(h) Amendment No. 8 to Declaration of Trust, Eighth Amended and Restated Establishment and Designation of Series and Classes of Shares of Beneficial Interest.(16)

(i) Amendment No. 9 to Declaration of Trust, Ninth Amended and Restated Establishment and Designation of Series and Classes of Shares of Beneficial Interest. (16)

2        Restated By-Laws.(2)

(a)      Amendment to Restated By-Laws (12)

3        Not Applicable

4 Agreement and Plan of Reorganization filed herewith as Appendix A to the Combined Prospectus/Proxy Statement.

5        Not Applicable

6        Amended Investment Advisory Agreement between Registrant and J.P.
         Morgan Investment Management Inc. ("JPMIM"). (9)

7        Distribution Agreement filed herewith.

8        Not Applicable

9 Form of Custodian Contract between Registrant and State Street Bank and Trust Company ("State Street").(2)

(a)      Custodian Contract between Registrant and Bank of New York.(12)

10       None.


11       None.


                             PART C-2

12 Opinion and Consent of Simpson Thacher & Bartlett as to Tax Consequences to be filed by Amendment.

13       Material Contracts.

(a)      Form of Co-Administration Agreement between Registrant and FDI.(2)

(b) Form of Administrative Services Agreement between Registrant and Morgan Guaranty Trust Company of New York ("Morgan").(2)

(c) Form of Restated Administrative Services Agreement between Registrant and Morgan (15)

(d) Form of Transfer Agency and Service Agreement between Registrant and State Street.(2)

(e) Form of Restated Shareholder Servicing Agreement between Registrant and Morgan.(9)

(f)      Form of Administration Agreement filed herewith.




14       Consent of PricewaterhouseCoopers LLP.

15       None

16       Powers of Attorney filed herewith.

17 (a)   Form of Proxy Card.

17 (b)   Preliminary Prospectus for the Surviving Fund filed herewith.

17 (c)   Prospectus for the Merging Fund.

17 (d) Preliminary Statement of Additional Information for the Surviving Fund filed herewith.


17 (e)   Statement of Additional Information for the Merging Fund. (17)


17 (f)   Annual Report of the Surviving Fund dated April 30, 2000. (17)


17 (g)   Annual Report of the Merging Fund dated August 31, 2000. (17)


17 (h)   Semi-Annual Report of the Surviving Fund dated October 31, 2000. (17)


17 (i) Semi-Annual Report of the Merging Fund dated February 28, 2001 filed herewith.

-------------------

(1) Incorporated herein from Registrant's registration statement on Form N-1A as filed on August 29, 1996 (Accession No. 0000912057-96-019242).


                           PAGE C-3

(2) Incorporated herein from Registrant's registration statement on Form N-1A as filed on November 8, 1996 (Accession No. 0001016964-96-000034).

(3) Incorporated herein from Registrant's registration statement on Form N-1A as filed on February 10, 1997 (Accession No. 0001016964-97-000014).

(4) Incorporated herein from Registrant's registration statement on Form N-1A as filed on June 19, 1997 (Accession No. 0001016964-97-000117).

(5) Incorporated herein from Registrant's registration statement on Form N-1A as filed on October 21, 1997 (Accession No. 0001042058-97-000005).

(6) Incorporated herein from Registrant's registration statement on Form N-1A as filed on January 2, 1998 (Accession No. 0001041455-98-000012).

(7) Incorporated herein from Registrant's registration statement on Form N-1A as filed on March 2, 1998 (Accession No. 0001042058-98-000030).

(8) Incorporated herein from Registrant's registration statement on Form N-1A as filed on July 28, 1998 (Accession No. 0001041455-98-000039).

(9) Incorporated herein from Registrant's registration statement on Form N-1A as filed on August 25, 1998 (Accession No. 0001041455-98-000054).

(10) Incorporated herein from Registrant's registration statement on Form N-1A as filed on December 30, 1998(Accession No. 0001041455-98-000054).

(11) Incorporated herein from Registrant's registration statement on Form N-1A as filed on February 1, 1999 (Accession No. 0000899681-99-000024).

(12) Incorporated herein from Registrant's registration statement on Form N-1A as filed on March 1, 2000, (Accession Number 0001041455-00-000052)

(13) Incorporated herein from Registrant's registration statement on Form N-1A as filed on April 17, 2000, (Accession Number 0001041455-00-00096).

(14) Incorporated herein from Registrant's registration statement on Form N-1A as filed on June 28, 2000, (Accession Number 0001041455-00-000136).

(15) Incorporated herein from Registrant's registration statement on Form N-1A as filed on December 11, 2000, (Accession Number 0000912057-00-053000).

(16) Incorporated herein from Registrant's registration statement on Form N-1A as filed on February 28. 2001.

(17) Incorporated herein from Registrant's registration statement on Form N-1A as filed on April 13, 2001 (Accession Number 0000912057-01-508222).

--------------------------------
         Item 17.  Undertakings.


                             PAGE C-4

       (1) The undersigned Registrant agrees that prior to any public reoffering of the securities registered through the use of a prospectus which is part of this registration statement by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c) of the Securities Act of 1933, as amended (the "1933 Act"), the reoffering prospectus will contain the information called for by the applicable registration form for reofferings by persons who may be deemed underwriters, in addition to the information called for by the other items of the applicable form.

       (2) The undersigned Registrant agrees that every prospectus that is filed under paragraph (1) above will be filed as part of an amendment to the registration statement and will not be used until the amendment is effective, and that, in determining any liability under the 1933 Act, each post-effective amendment shall be deemed to be a new registration statement for the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering of them.








                             PART C-5

                                   SIGNATURES
                                   ----------

         As required by the Securities Act of 1933, this registration statement has been signed on behalf of the registrant, in the City of New York and the State of New York, on the 11th day of May, 2001.

         J.P. MORGAN SERIES TRUST

         Registrant

         By:      /s/ Joseph J. Bertini
            --------------------------------------------------
                  Joseph J. Bertini
                  Vice President and Assistant Secretary


         Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed below by the following persons in the capacities indicated on May 11, 2001.

George Rio*
------------------------------------
George Rio
President and Treasurer

Matthew Healey*
------------------------------------
Matthew Healey
Trustee, Chairman and Chief Executive Officer (Principal Executive Officer)

Frederick S. Addy*
------------------------------------
Frederick S. Addy
Trustee

William G. Burns*
------------------------------------
William G. Burns
Trustee

Arthur C. Eschenlauer*
------------------------------------
Arthur C. Eschenlauer
Trustee

Michael P. Mallardi*
------------------------------------
Michael P. Mallardi
Trustee



*By      /s/ Joseph J. Bertini
         ---------------------------
         Joseph J. Bertini
         as attorney-in-fact pursuant to a power of attorney.

                                   EXHIBITS

ITEM              DESCRIPTION



(7)               Form of Distribution Agreement.


(13) (f)          Form of Administration Agreement.

(16)              Powers of Attorney.

(17) (a)          Form of Proxy Card.

     (b) Preliminary Prospectus for the JPMorgan California Intermediate Tax Free Fund (formerly, Chase Vista California Intermediate Tax Free Fund).


     (d) Preliminary Statement of Additional Information for JPMorgan California Intermediate Tax Free Fund (formerly, Chase Vista California Intermediate Tax Free Fund).




     (i) Semi-Annual Report of JPMorgan California Intermediate Tax Free Fund (formerly, Chase Vista California Intermediate Tax Free Fund) dated February 28, 2001.